Prospectus

NORTH SQUARE FUNDS

NORTH SQUARE OAK RIDGE SMALL CAP GROWTH FUND
Class A: ORIGX, Class C: ORICX, Class I: ORIYX, Class K: ORIKX

NORTH SQUARE INTERNATIONAL SMALL CAP FUND
Class A: ORIAX, Class I: ORIIX

NORTH SQUARE DYNAMIC SMALL CAP FUND
Class A: ORSAX, Class I: ORSIX

NORTH SQUARE OAK RIDGE DISCIPLINED GROWTH FUND
Class A: ORDGX, Class I: ODGIX

NORTH SQUARE MULTI STRATEGY FUND
Class A: ORILX, Class C: ORLCX, Class I: PORYX

NORTH SQUARE OAK RIDGE DIVIDEND GROWTH FUND
Class A: ORDAX, Class I: ORDNX

September 27, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, www.northsquareinvest.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, such as a broker-dealer or bank, or, if you are a direct investor, by calling the Funds toll-free at 1-855-551-5521.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call the Funds toll-free at 1-855-551-5521 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.

The United States Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

1

North Square Funds

Each of the funds described in this Prospectus will be referred to as a “Fund” and together as the “Funds”

This Prospectus sets forth basic information about the Funds that you should know before investing.
It should be read and retained for future reference.

The date of this Prospectus is September 27, 2019.

SUMMARY SECTION - NORTH SQUARE OAK RIDGE SMALL CAP GROWTH FUND
Investment Objective
The investment objective of the North Square Oak Ridge Small Cap Growth Fund (the “Fund”) is to provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Prospectus.

		Class A Shares		Class C Shares		Class I Shares		Class K Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None		None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%[1]		1.00%	[2]	None		None
Redemption fee (as a percentage of amount redeemed)		None		None		None		None
Wire fee		$15		$15		$15		$15
Overnight check delivery fee		$15		$15		$15		$15
Retirement account fees (annual maintenance fee)		$15		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.85%		0.85%		0.85%		0.85%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None		None
Other expenses		0.36%		0.34%		0.37%		0.23%
Shareholder servicing fee	0.04%		0.04%		0.00%		None
All other expenses	0.32%		0.30%		0.37%		0.23%
Acquired fund fees and expenses		0.00%		0.00%		0.00%		0.00%
Total annual fund operating expenses[3]		1.46%		2.19%		1.22%		1.08%
Fees waived and/or expenses reimbursed		-0.08%		-0.08%		-0.08%		-0.08%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[3,4]		1.38%		2.11%		1.14%		1.00%

1.
No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of purchase.

3.
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

4.
North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or

Summary Section    1    North Square Oak Ridge Small Cap Growth Fund

reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.39%, 2.14%, 1.14% and 0.99% of the average daily net assets of the Fund’s Class A, Class C, Class I, and Class K shares, respectively. This agreement is in effect until September 30, 2021, and it may be terminated before that date only by the Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending three full years after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same . The example reflects the Fund’s contractual fee waiver and/or expense reimbursement arrangement for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$707	$995	$1,312	$2,208
Class C shares	$314	$669	$1,160	$2,511
Class I shares	$116	$371	$655	$1,463
Class K shares	$102	$327	$580	$1,302

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C shares	$214	$669	$1,160	$2,511

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Predecessor Fund (as that term is defined below) was 31% of the average value of its portfolio.

Principal Investment Strategies
In seeking to achieve the Fund’s investment objective, North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has selected Oak Ridge Investments, LLC (the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small capitalization companies. Small capitalization companies are considered to be those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index ($7.37 billion as of May 31, 2019) or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index ($9.21 billion as of May 31, 2019) as measured at the end of the preceding month. The Russell 2000 Index (the “Index”) is comprised of the 2,000 smallest U.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions. Investments in companies that move above or below the capitalization range of the Index may continue to be held by the Fund in the discretion of the Sub-Adviser. The Fund’s investments will not be confined to securities issued by

Summary Section    2    North Square Oak Ridge Small Cap Growth Fund

companies included in the Index. The Fund may at times invest a significant portion of its assets in one sector or a small number of sectors.

The equity securities in which the Fund principally invests are common stocks and depositary receipts, but the Fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (“ETFs”) that invest substantially all of their assets in equity securities, mutual funds (including other funds managed by the Adviser), equity interests in real estate investment trusts (“REITs”), preferred stocks, warrants and rights. The Fund may invest in initial public offerings (“IPOs”) of equity securities.

The Fund may invest up to 20% of its total assets in equity securities of non-U.S. issuers. The Fund will not invest more than 10% of its total assets in the securities of emerging market issuers. The Fund’s investments in non-U.S. issuers primarily are through investment in mutual funds and American Depositary Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Sub-Adviser uses a “growth” style of management to seek to identify companies with above average potential for earnings growth.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF and Mutual Funds Risk. The Fund’s investment in ETFs and mutual funds (including other funds managed by the Adviser) generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. It may also be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. An ETF may also trade at a discount to its net asset value. Investing in ETFs or mutual funds may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears

Summary Section    3    North Square Oak Ridge Small Cap Growth Fund

that those expectations will not be met, the prices of growth securities typically fall. Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short term.

IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid investments may also be difficult to value.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Real Estate Investment Trust (REIT) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Investment in REITs is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of May 31, 2019, 23.8% of the Fund’s assets were invested in the health care sector. Performance of companies in the health care sector may be affected by, among other things, government regulation, industry innovation, and extensive litigation based on product liability and similar claims. In addition, as of May 31, 2019, 26.6% of the Fund’s assets were invested in the information technology sector. Performance of companies in the information technology sector may be adversely impacted by many factors, including, among others, intense competition, consumer preferences, problems with product compatibility and government regulation.

Small Cap Company Risk. The securities of small capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Summary Section    4    North Square Oak Ridge Small Cap Growth Fund

Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of two broad-based market indexes. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www. northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

The Fund has adopted the historical performance of the Oak Ridge Small Cap Growth Fund (the “Predecessor Fund”) as a result of a reorganization consummated after the close of business on May 10, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the close of business on May 10, 2019 reflects the performance of the Predecessor Fund. At the time of the reorganization, the Fund and the Predecessor Fund had substantially the same investment strategies. Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The Predecessor Fund had adopted the historical performance of the Pioneer Oak Ridge Small Cap Growth Fund (the “Prior Predecessor Fund”) as a result of a reorganization consummated after the close of business on October 17, 2014, in which the Predecessor Fund acquired all of the assets, subject to the liabilities, of the Prior Predecessor Fund. The performance information presented below for periods prior to the close of business on October 17, 2014 is based on the performance of the Prior Predecessor Fund. At the time of the reorganization, the Predecessor Fund and the Prior Predecessor Fund had substantially the same investment strategies.

The Prior Predecessor Fund had adopted the historical performance of the Oak Ridge Small Cap Equity Fund (the “Initial Predecessor Fund”) as a result of a reorganization consummated after the close of business on February 13, 2004, in which the Prior Predecessor Fund acquired all of the assets, subject to the liabilities, of the Initial Predecessor Fund. The performance information presented below for periods prior to the close of business on February 13, 2004 is based on the performance of the Initial Predecessor Fund. At the time of the reorganization, the Prior Predecessor Fund and the Initial Predecessor Fund had substantially the same investment strategies.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Summary Section    5    North Square Oak Ridge Small Cap Growth Fund

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV
The year-to-date return as of June 30, 2019 was 19.31%.

Class I
Highest Calendar Quarter Return at NAV (non-annualized)	17.51%	Quarter ended 12/31/2010
Lowest Calendar Quarter Return at NAV (non-annualized)	-22.67%	Quarter ended 12/31/2018

Average Annual Total Returns (for periods ended December 31, 2018)	1 Year	5 Years	10 Years	Since Inception	Inception Date/From
Class I - Return Before Taxes	-6.39%	2.69%	11.31%	9.47%	12/29/09
Class I - Return After Taxes on Distributions	-9.66%	-1.90%	8.53%	7.79%	12/29/09
Class I - Return After Taxes on Distributions and Sale of Fund Shares	-1.18%	2.12%	9.44%	8.06%	12/29/09
Class A - Return Before Taxes	-11.98%	1.17%	10.32%	9.08%	1/3/94
Class C - Return Before Taxes	-7.87%	1.60%	10.11%	8.53%	3/1/97
Class K - Return Before Taxes	-6.30%	2.82%	11.28%	9.46%	12/20/12
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	-9.31%	5.13%	13.52%	6.99%	1/3/94
Russell 2000 Total Return Index (reflects no deduction for fees, expenses or taxes)	-11.01%	4.41%	11.97%	8.32%	1/3/94

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return.

Information for Class I, Class C and Class K shares reflect the performance of Class A shares prior to each classes’ respective inception date.

Summary Section    6    North Square Oak Ridge Small Cap Growth Fund

Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser. Oak Ridge Investments, LLC is the Fund’s investment sub-adviser.

Portfolio Managers
The Sub-Adviser’s portfolio management team is comprised of David M. Klaskin, Chief Executive Officer and Chief Investment Officer of the Sub-Adviser, and Robert G. McVicker, Executive Vice President and Senior Portfolio Manager of the Sub-Adviser. Messrs. Klaskin and McVicker are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have been since the Initial Predecessor Fund’s inception in 1994.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A and C Shares
All Accounts	$1,000	$100
Class I and K Shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section    7    North Square Oak Ridge Small Cap Growth Fund

SUMMARY SECTION - NORTH SQUARE INTERNATIONAL SMALL CAP FUND

Investment Objective
The investment objective of the North Square International Small Cap Fund (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Prospectus.

		Class A Shares			Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%			None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%	[1]		None
Redemption fee (as a percentage of amount redeemed)		None			None
Wire fee		$15			$15
Overnight check delivery fee		$15			$15
Retirement account fees (annual maintenance fee)		$15			$15

Annual Fund Operating Expenses[2] (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%			1.00%
Distribution and service (Rule 12b-1) fees		0.25%			None
Other expenses		0.74%			0.74%
Shareholder servicing fee	0.04%			0.04%
All other expenses	0.70%			0.70%
Acquired fund fees and expenses		0.00%			0.00%
Total annual fund operating expenses[2]		1.99%			1.74%
Fees waived and/or expenses reimbursed		-0.49%			-0.49%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2,3]		1.50%			1.25%

1.
No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3.
North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until

Summary Section    8    North Square International Small Cap Fund

September 30, 2029, and it may be terminated before that date only by the Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending three full years after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement arrangement for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five years	Ten Years
Class A shares	$719	$1,022	$1,346	$2,263
Class I shares	$127	$397	$686	$1,511

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Predecessor Fund (as that term is defined below) was 204% of the average value of its portfolio.

Principal Investment Strategies
In seeking to achieve the Fund’s investment objective, North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has selected Algert Global, LLC (the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

The Fund invests primarily in a diversified portfolio of common stocks of non-U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization companies. Small capitalization companies are considered to be companies with market capitalizations within the range of those companies included in the MSCI EAFE Small Cap Index (the “Index”) at the time of purchase. The market capitalization range will be considered by country. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions and could fall outside of the Index’s current capitalization range. Investment in companies that move above or below the capitalization range of the Index may continue to be held by the Fund in the discretion of the Sub-Adviser. As of June 30, 2019, the market capitalizations of companies included in the Index were between $36.9 million and $7.138 billion.

The Fund will invest in non-U.S. markets, including emerging markets. The Fund will allocate its assets among various regions and countries. From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country. The equity securities in which the Fund principally invests are common stocks, but the Fund also may invest in other types of equity securities, such as exchange-traded funds (ETFs) that invest substantially all of their assets in equity securities, equity interests in real estate investment trusts (REITs), and preferred stocks. The Fund may also invest in initial public offerings (“IPOs”) of equity securities.

Some of the Fund’s investments in non-U.S. issuers are through investment in American Depositary Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Sub-Adviser uses proprietary systematic models to choose stocks which will comprise the Sub-Adviser’s portfolio or “investment universe.” The Sub-Adviser generates a composite score for each stock in its investment universe based

Summary Section    9    North Square International Small Cap Fund

on three internal models: Relative Value (to seek to detect mispriced stocks), Quality (to assess the sustainability of a company’s operating performance), and Catalyst (to identify companies with changing financial expectations and changing levels of attention from investors). Each of these models is customized to the specifics of the underlying sector and region where they are applied. The score is intended to represent the Sub-Adviser’s view of the attractiveness of a company relative to its industry, country, and other risk factors. The Sub-Adviser uses an automated technological process that updates the ranking for each stock in its investment universe daily. A prospective trade list is generated from these rankings to construct the desired portfolio.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Summary Section    10    North Square International Small Cap Fund

Japan Risk. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan; however, the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid investments may also be difficult to value.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Real Estate Investment Trust (REIT) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Reliance on Technology. The Fund’s trading strategies are highly reliant on technology, including hardware, software and telecommunications systems. In addition, data gathering, research, forecasting, order execution, trade allocation, risk management, operational, back office and accounting systems are all highly automated and computerized. Such automation and computerization relies on an extensive amount of both proprietary software and third party hardware and software.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of May 31, 2019, 26.8% of the Fund’s assets were invested in the industrials sector. Companies in the industrials sector can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. In addition, as of May 31, 2019, 23.2% of the Fund’s assets were invested in the consumer discretionary sector. Companies in the consumer discretionary sector may be adversely affected by fluctuations in supply and demand, changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer discretionary sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources.

Summary Section    11    North Square International Small Cap Fund

Small Cap Company Risk. The securities of small capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive), value stocks generally may be out of favor in the markets.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www. northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

The Fund has adopted the historical performance of the Oak Ridge International Small Cap Fund (the “Predecessor Fund”) as a result of a reorganization consummated after the close of business on May 10, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the close of business on May 10, 2019 reflects the performance of the Predecessor Fund. At the time of the reorganization, the Fund and the Predecessor Fund had substantially the same investment strategies. Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV
The year-to-date return as of June 30, 2019 was 12.74%.

Class I
Highest Calendar Quarter Return at NAV (non-annualized)	8.87%	Quarter ended 9/30/2017
Lowest Calendar Quarter Return at NAV (non-annualized)	-19.71%	Quarter ended 12/31/2018

Summary Section    12    North Square International Small Cap Fund

Average Annual Total Returns (for periods ended December 31, 2018)	1 Year	Since Inception	Inception Date/From
Class I - Return Before Taxes	-24.91%	2.99%	9/30/15
Class I - Return After Taxes on Distributions	-26.73%	1.26%	9/30/15
Class I - Return After Taxes on Distributions and Sale of Fund Shares	-13.75%	2.22%	9/30/15
Class A - Return Before Taxes	-29.41%	0.91%	12/1/15
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses or taxes)	-17.89%	5.54%	9/30/15
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return.

Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser. Algert Global, LLC is the Fund’s investment sub-adviser.

Portfolio Managers
The Sub-Adviser’s portfolio management team is comprised of Peter Algert, Chief Investment Officer and Chief Executive Officer of the Sub-Adviser, and Bram Zeigler, Research Analyst and Portfolio Manager of the Sub-Adviser. Messrs. Algert and Zeigler are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have been since the Predecessor Fund’s inception on September 30, 2015.

Purchase and Sale of Fund Shares
Currently, the Fund offers Class A Shares and Class I Shares. To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
All Accounts	$1,000	$100
Class I Shares
All Accounts	$1,000,000	None
Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section    13    North Square International Small Cap Fund

SUMMARY SECTION - NORTH SQUARE DYNAMIC SMALL CAP FUND
Investment Objective
The investment objective of the North Square Dynamic Small Cap Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Prospectus.

		Class A Shares			Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%			None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%	[1]		None
Redemption fee (as a percentage of amount redeemed)		None			None
Wire fee		$15			$15
Overnight check delivery fee		$15			$15
Retirement account fees (annual maintenance fee)		$15			$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.90%			0.90%
Distribution and service (Rule 12b-1) fees		0.25%			None
Other expenses		1.12%			1.12%
Shareholder servicing fee	0.12%			0.12%
All other expenses	1.00%			1.00%
Total annual fund operating expenses[2]		2.27%			2.02%
Fees waived and/or expenses reimbursed		-0.87%			-0.87%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2,3]		1.40%			1.15%

1.
No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3.
North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.15% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until September 30, 2029, and it may be terminated before that date only by the Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending three full years after the date of the waiver, payment or

Summary Section    14    North Square Dynamic Small Cap Fund

reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement arrangement for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$709	$993	$1,297	$2,158
Class I shares	$117	$365	$633	$1,398

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Predecessor Fund (as that term is defined below) was 133% of the average value of its portfolio.

Principal Investment Strategies
In seeking to achieve the Fund’s investment objective, North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has selected Algert Global, LLC (the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization U.S. companies. Small capitalization companies are considered to be companies with market capitalizations within the range of those companies included in the Russell 2000 Index (the “Index”) at the time of purchase. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions and could fall outside of the Index’s current capitalization range. Investment in companies that move above or below the capitalization range of the Index may continue to be held by the Fund in the discretion of the Sub-Adviser. As of May 31, 2019, the market capitalizations of companies included in the Index were between $5.9 million and $7.38 billion. The Fund may at times invest a significant portion of its assets in a single sector.

The equity securities in which the Fund principally invests are common stocks, but the Fund also may invest in other types of equity securities, such as exchange-traded funds (“ETFs”) that invest substantially all of their assets in equity securities, equity interests in real estate investment trusts (“REITs”), and preferred stocks. The Fund may also invest in initial public offerings (“IPOs”) of equity securities.

The Fund may invest up to 20% of its total assets in equity securities of non-U.S. issuers. The Fund’s investments in non-U.S. issuers primarily are through investment in American Depositary Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Sub-Adviser uses proprietary systematic models to choose stocks which will comprise the Sub-Adviser’s portfolio or “investment universe.” The Sub-Adviser generates a composite score for each stock in its investment universe based on three internal models: Relative Value (to seek to detect mispriced stocks), Quality (to assess the sustainability of a company’s operating performance), and Catalyst (to identify companies with changing financial expectations and changing levels of attention from investors). Each of these models is customized to the specifics of the underlying sector and region where they are applied. The score is intended to represent the Sub-Adviser’s view of the attractiveness of a

Summary Section    15    North Square Dynamic Small Cap Fund

company relative to its industry, country, and other risk factors. The Sub-Adviser uses an automated technological process that updates the ranking for each stock in its investment universe daily. A prospective trade list is generated from these rankings to construct the desired portfolio.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid investments may also be difficult to value.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also

Summary Section    16    North Square Dynamic Small Cap Fund

may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Real Estate Investment Trust (REIT) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Reliance on Technology. The Fund’s trading strategies are highly reliant on technology, including hardware, software and telecommunications systems. In addition, data gathering, research, forecasting, order execution, trade allocation, risk management, operational, back office and accounting systems are all highly automated and computerized. Such automation and computerization relies on an extensive amount of both proprietary software and third party hardware and software.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of May 31, 2019, 20.7% of the Fund’s assets were invested in the industrials sector. Performance of companies in the industrials sector may be adversely impacted by many factors, including, among others, intense competition, consumer preferences, problems with product compatibility and government regulation.

Small Cap Company Risk. The securities of small capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive), value stocks generally may be out of favor in the markets.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www. northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

The Fund has adopted the historical performance of the Oak Ridge Dynamic Small Cap Fund (the “Predecessor Fund”) as a result of a reorganization consummated after the close of business on May 10, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the close of business on May 10, 2019 reflects the performance of the Predecessor Fund. At the time of the reorganization, the Fund and the Predecessor Fund had substantially the same investment strategies. Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The performance information presented below for periods prior to September 30, 2015 is based on the performance of the Algert Global U.S. Small Cap account (the “Predecessor Account”). The Predecessor Fund commenced operations

Summary Section    17    North Square Dynamic Small Cap Fund

on September 30, 2015, after the conversion of the Predecessor Account, which commenced operations on November 1, 2008, into Class I shares of the Predecessor Fund. The Predecessor Fund’s and the Fund’s objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account. The Predecessor Account was the only fund or account managed by the Sub-Adviser with an investment objective and investment policies and restrictions substantially similar to those of the Predecessor Fund, and the Predecessor Account was managed in substantially the same way as the Sub-Adviser managed the Predecessor Fund and will manage the Fund. The returns for the Predecessor Account reflect its performance prior to the conversion into the Predecessor Fund. The Predecessor Account was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected. Past performance before and after taxes does not necessarily indicate how the Fund will perform in the future. Returns for Class I shares reflect all charges, expenses, and fees of the Predecessor Account.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV
The year-to-date return as of June 30, 2019 was 19.08%.

Class I
Highest Calendar Quarter Return at NAV (non-annualized)	20.32%	Quarter ended 6/30/2009
Lowest Calendar Quarter Return at NAV (non-annualized)	-21.56%	Quarter ended 12/31/2018

Average Annual Total Returns (for periods ended as of December 31, 2018)	1 Year	5 Years	10 Years	Since Inception	Inception Date/From
Class I - Return Before Taxes	-9.26%	7.27%	13.53%	12.74%	11/1/08
Class I - Return After Taxes on Distributions	-14.94%	5.83%	12.76%	11.99%	11/1/08
Class I - Return After Taxes on Distributions and Sale of Fund Shares	-4.67%	5.22%	11.12%	10.43%	11/1/08
Class A - Return Before Taxes	-14.72%	5.76%	12.58%	11.81%	12/1/15
Russell 2000 Total Return Index (reflects no deduction for fees, expenses or taxes)	-11.01%	4.41%	11.97%	11.01%	11/1/08

Summary Section    18    North Square Dynamic Small Cap Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I Shares will vary from returns shown for Class I Shares. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return.

Information for Class I and Class A shares reflect the performance of the Predecessor Fund and/or the Predecessor Account shares prior to each classes’ respective inception date.

Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser. Algert Global, LLC is the Fund’s investment sub-adviser.

Portfolio Managers
The Sub-Adviser’s portfolio management team is comprised of Peter Algert, Chief Investment Officer and Chief Executive Officer of the Sub-Adviser, Ian Klink, Research Analyst and Portfolio Manager of the Sub-Adviser, and Bram Zeigler, Research Analyst and Portfolio Manager of the Sub-Adviser. Messrs. Algert, Klink and Zeigler are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have been since the Predecessor Fund’s inception on September 30, 2015.

Purchase and Sale of Fund Shares
Currently, the Fund offers Class A Shares and Class I Shares. To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
All Accounts	$1,000	$100
Class I Shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section    19    North Square Dynamic Small Cap Fund

SUMMARY SECTION – NORTH SQUARE OAK RIDGE DISCIPLINED GROWTH FUND
Investment Objective
The investment objective of the North Square Oak Ridge Disciplined Growth Fund (the “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Prospectus.

		Class A Shares			Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%			None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%	[1]		None
Redemption fee (as a percentage of amount redeemed)		None			None
Wire fee		$15			$15
Overnight check delivery fee		$15			$15
Retirement account fees (annual maintenance fee)		$15			$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.70%			0.70%
Distribution and service (Rule 12b-1) fees		0.25%			None
Other expenses		1.34%			1.34%
Shareholder servicing fee	0.12%			0.12%
All other expenses	1.22%			1.22%
Total annual fund operating expenses[2]		2.29%			2.04%
Fees waived and/or expenses reimbursed		-1.09%			-1.09%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2,3]		1.20%			0.95%

1.
No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3.
North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% and 0.95% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until September 30, 2029, and it may be terminated before that date only by the Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or

Summary Section            20        North Square Oak Ridge Disciplined Growth Fund

expenses reimbursed to the Fund for a period ending three full years after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement arrangement for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$690	$934	$1,197	$1,946
Class I shares	$97	$303	$525	$1,166

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Predecessor Fund (as that term is defined below) was 18% of the average value of its portfolio.

Principal Investment Strategies
In seeking to achieve the Fund’s investment objective, North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has selected Oak Ridge Investments, LLC (the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

Under normal market conditions, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of issuers that are organized in the United States and the securities of which are principally traded on a major U.S. exchange. The equity securities in which the Fund principally invests include common stocks, preferred stocks, exchange-traded funds (“ETFs”) that invest substantially all of their assets in equity securities, equity interests in real estate investment trusts (“REITs”), warrants and rights. The Fund may also invest in initial public offerings (“IPOs”) of equity securities. From time to time, the Fund may have a significant portion of its assets in one or more market sectors, such as the information technology sector. The Fund will generally consist of a diversified all cap portfolio of between 40 to 70 holdings. The Fund will generally invest in companies with market capitalizations of $500 million or greater at time of purchase. While the Fund may invest in equity securities of issuers in all market capitalization ranges, the majority of its holdings are expected to be in larger capitalization companies.

The Fund may invest up to 20% of its total assets in equity securities of non-U.S. issuers. The Fund’s investments in non-U.S. issuers will be primarily through investments in American Depositary Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

When selecting securities for the Fund’s portfolio, the Sub-Adviser uses a “growth” style of management to seek to identify companies with above average potential for earnings growth. A growth style of investing is based on the premise that, over the long term, stock price appreciation follows growth in earnings and revenues. Investment decisions are based primarily on the fundamental analysis of individual companies, rather than on broad economic forecasts. The Sub-Adviser’s principal analytical technique involves seeking to identify companies with earnings and revenues that are not only growing, but growing at a sustainable pace with strong competitive advantages. When making purchase decisions for the Fund, the Sub-Adviser uses a bottom-up approach that involves three primary components:

Summary Section            21        North Square Oak Ridge Disciplined Growth Fund

•
Research — The Sub-Adviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.

•	Fundamentals — Once a potential investment is identified, the Sub-Adviser considers whether the issuer possesses certain attributes that the Sub-Adviser believes a “buy” candidate should possess.

•
Valuation — Finally, the Sub-Adviser values companies by considering metrics such as price-to-sales ratios, and price-to-earnings growth ratios within a peer group. From this process, the Fund’s portfolio managers construct a list of securities for the Fund to purchase, within the context of appropriate portfolio diversification for the Fund.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall. Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short term.

IPO Risk. The Fund may invest in securities issued in initial public offerings. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Large Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Summary Section            22        North Square Oak Ridge Disciplined Growth Fund

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid investments may also be difficult to value.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Real Estate Investment Trust (REIT) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of May 31, 2019, 25.5% of the Fund’s assets were invested in the information technology sector. Performance of companies in the information technology sector may be adversely impacted by many factors, including, among others, intense competition, consumer preferences, problems with product compatibility and government regulation. In addition, as of May 31, 2019, 17.7% of the Fund’s assets were invested in the health care sector. Performance of companies in the health care sector may be affected by, among other things, government regulation, industry innovation, and extensive litigation based on product liability and similar claims.

Small Cap and Mid Cap Company Risk. The securities of small capitalization and mid capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing the performance of the Fund’s Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown

Summary Section            23        North Square Oak Ridge Disciplined Growth Fund

may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1‑855-551-5521.

The Fund has adopted the historical performance of the Oak Ridge Disciplined Growth Fund (the “Predecessor Fund”) as a result of a reorganization consummated after the close of business on May 10, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the close of business on May 10, 2019 reflects the performance of the Predecessor Fund. At the time of the reorganization, the Fund and the Predecessor Fund had substantially the same investment strategies. Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV
The year-to-date return as of June 30, 2019 was 20.70%.

Class I
Highest Calendar Quarter Return at NAV (non-annualized)	9.56%	Quarter ended 9/30/2018
Lowest Calendar Quarter Return at NAV (non-annualized)	-15.46%	Quarter ended 12/31/2018
Average Annual Total Returns (for periods ended December 31, 2018)	1 Year	Since Inception	Inception Date/From
Class I - Return Before Taxes	0.99%	9.03%	7/29/16
Class I - Return After Taxes on Distributions	0.80%	8.91%	7/29/16
Class I - Return After Taxes on Distributions and Sale of Fund Shares	0.74%	6.98%	7/29/16
Class A - Return Before Taxes	N/A	N/A	N/A
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	-2.12%	10.88%	7/29/16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares.

Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser. Oak Ridge Investments, LLC is the Fund’s investment sub-adviser.

Summary Section            24        North Square Oak Ridge Disciplined Growth Fund

Portfolio Managers
The Sub-Adviser’s portfolio management team is comprised of Robert G. McVicker, Executive Vice President and Senior Portfolio Manager of the Sub-Adviser, and David M. Klaskin, Chief Executive Officer and Chief Investment Officer of the Sub-Adviser. Messrs. McVicker and Klaskin are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have been since the Predecessor Fund’s inception on July 29, 2016.

Purchase and Sale of Fund Shares
Currently, Class A Shares are not available for purchase. The Fund offers one class of shares: the Class I Shares. To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
All Accounts	$1,000	$100
Class I Shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section            25        North Square Oak Ridge Disciplined Growth Fund

SUMMARY SECTION – NORTH SQUARE MULTI STRATEGY FUND
Investment Objective
The investment objective of the North Square Multi Strategy Fund (the “Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” and in “Appendix A –Waivers and Discounts Available from Intermediaries.”

		Class A Shares			Class C Shares			Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%			None			None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%	[1]		1.00%	[2]		None
Redemption fee		None			None			None
Wire fee		$15			$15			$15
Overnight check delivery fee		$15			$15			$15
Retirement account fees (annual maintenance fee)		$15			$15			$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[3]		0.03%			0.03%			0.03%
Distribution and service (Rule 12b-1) fees		0.25%			1.00%			None
Other expenses		0.54%			0.56%			0.41%
Shareholder servicing fee	0.13%			0.04%			0.02%
All other expenses	0.41%			0.52%			0.39%
Acquired fund fees and expenses		0.50%			0.50%			0.50%
Total annual fund operating expenses[4]		1.32%			2.09%			0.94%
Recoupment of fees waived and/or expenses reimbursed		0.18%			0.19%			0.18%
Total annual fund operating expenses after recoupment of fees waived and/or expenses reimbursed[4,5]		1.50%			2.28%			1.12%

1.
No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of purchase.

3.
North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, does not receive management fees for Fund assets invested in other series of the Trust advised by North Square (“affiliated investments”). North Square receives management fees of 0.50% for Fund assets invested in non-affiliated investments. As of the date of this prospectus, North Square expects substantially all of the Fund’s assets to be invested in affiliated investments.

Summary Section    26    North Square Multi Strategy Fund

4.
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

5.
North Square has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20%, 2.10%, and 1.17% of the average daily net assets of the Fund’s Class A, Class C and Class I shares, respectively. This agreement is in effect until September 30, 2029, and it may be terminated before that date only by the Board of Trustees. North Square is permitted to seek reimbursement from the Fund of fees waived, payments made or expenses reimbursed to the Fund for a period ending three full years after the date of the waiver or payment, subject to certain limitations, including a maximum reimbursement of 0.20% per fiscal year. The amounts shown above under recoupment of fees waived and/or expenses paid for or reimbursed are estimated for the current fiscal year. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement arrangement for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$719	$1,022	$1,346	$2,263
Class C shares	$331	$712	$1,220	$2,615
Class I shares	$114	$356	$617	$1,363

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C shares	$231	$712	$1,220	$2,615

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Predecessor Fund (as that term is defined below) was 17% of the average value of its portfolio.

Principal Investment Strategies
In seeking to achieve the Fund’s investment objective, North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser has selected Oak Ridge Investments, LLC (the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

The Fund is a “fund of funds” that seeks to achieve its investment objective by primarily investing in other mutual funds (“underlying funds”). The Fund primarily invests in mutual funds managed by North Square, the Fund’s investment adviser, but may also invest in unaffiliated mutual funds or exchange-traded funds (“ETFs”) to gain exposure to asset classes not available through a fund managed by the Adviser. In addition, the Fund may also invest directly in securities

Summary Section    27    North Square Multi Strategy Fund

when the Sub-Adviser believes doing so is more likely to increase yield or enhance returns than investing in underlying funds.

The Fund is a multi-strategy fund that will invest directly or indirectly through underlying funds in the following asset classes:

•
Equity securities of U.S. and foreign companies (including emerging market companies) of any market capitalization, including common stock, preferred stock, warrants, rights and initial public offerings (“IPOs”). Exposure to equity securities of foreign companies may be through American and Global Depositary Receipts (“ADRs” and “GDRs”).

•
Fixed income securities of U.S. and foreign issuers (including emerging market issuers) of any maturity and credit quality, including high-yield debt securities (often called “junk bonds”), investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments and cash equivalents.

As part of the Sub-Adviser’s multi-strategy investment process, the Fund’s investments are allocated among underlying funds based on an evaluation of three strategies: strategic asset allocation (generally, the weighting of allocations among broad asset classes to seek to capture market returns), tactical asset allocation (generally, the weighting of allocations to various sub-categories within broad asset classes to seek to add value relative to the general strategic allocations) and fund selection. Fund assets are invested in underlying funds with equity exposure across the small to large capitalization range, as well as across value and growth styles as well as core or blend styles which exhibit both growth and value characteristics. Fund assets may also be invested in underlying funds with exposure to fixed income securities issued by a variety of issuers and across a range of maturities and credit quality. Broad economic and market factors, as well as diversification and risk management, are considered in assessing the strategic and tactical components of the allocation. The analysis in selecting underlying funds includes an assessment of a fund’s past performance, volatility and other risk characteristics, and correlation with other funds and benchmarks. It also includes an assessment of the underlying fund’s investment strategies, investment process and portfolio management team.

The Fund does not have target ranges for the allocation of assets among asset classes or individual underlying funds and there is no maximum or minimum exposure that the Fund must maintain with respect to any asset class. Accordingly, the Fund’s exposure to different asset classes and underlying funds will be adjusted to take advantage of current or expected market conditions, or to manage risk. From time to time, the Fund may own a majority of the shares of an underlying fund managed by the Adviser. As of the date of this prospectus, the Fund intends to allocate substantially all of its assets among the North Square Oak Ridge Disciplined Growth Fund, North Square Dynamic Small Cap Fund, North Square International Small Cap Fund, North Square Oak Ridge Dividend Growth Fund and North Square Global Resources & Infrastructure Fund, and expects to invest 25% or more of its assets in the North Square Oak Ridge Disciplined Growth Fund and North Square Dynamic Small Cap Fund.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. The Fund’s exposure to the risks discussed below may be through the Fund’s direct investments or indirect through the Fund’s investments in underlying funds. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bank Loan Risk. Bank loans and loan participations are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loans are relatively illiquid or subject to restrictions on resale or assignment and may be difficult to value, which will have an adverse impact on the ability to dispose of particular bank loans in a favorable or timely fashion. Bank loans may also be subject to extension risk and prepayment risk. Transactions in bank loans are often subject to longer settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to

Summary Section    28    North Square Multi Strategy Fund

the Fund to make additional investments or to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices, or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, which could result in losses to the Fund. In addition, bank loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF and Mutual Funds Risk. The Fund’s investment in ETFs and mutual funds (including other funds managed by the Adviser), generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. It may also be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. An ETF may also trade at a discount to its net asset value. Investing in ETFs or mutual funds involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

The Fund may invest in affiliated mutual funds managed by North Square. The Adviser or Sub-Adviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by certain affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. To the extent the Fund invests a significant percentage of its assets in any one affiliated mutual fund or across multiple affiliated mutual funds, the Fund will be subject to a greater degree to the risks particular to the investment strategies employed by the Adviser or Sub-Adviser.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.

Foreign Investment Risk. The Fund’s investments in underlying funds that invest in foreign stocks or the Fund’s direct investments in foreign securities can be riskier than U.S. stock investments. The prices of foreign securities may be more

Summary Section    29    North Square Multi Strategy Fund

volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Government-Sponsored Entities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall. Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short term.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Inflation-Linked Securities Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as Treasury inflation-protected securities (“TIPS”) are adjusted periodically to a specified rate of inflation (e.g., the Consumer Price Index). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term and lower rated securities being more volatile than shorter-term and higher-rated securities. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times. Risks associated with rising interest rates are heightened given that interest rates in the U.S. have begun to rise from historically low levels in recent years. Interest rates may continue to increase in the future with unpredictable effects on the financial markets and the Fund’s investments.

IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Large Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid investment to meet

Summary Section    30    North Square Multi Strategy Fund

redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid investments may also be difficult to value.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. To the extent that the Fund invests a significant percentage of its assets in any one underlying fund, the Fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Municipal Securities Risk. Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Small Cap and Mid Cap Company Risk. The securities of small capitalization and mid capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive), value stocks generally may be out of favor in the markets.

Summary Section    31    North Square Multi Strategy Fund

Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A shares from year to year and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of the Russell 1000 Growth Index, a broad-based market index, and the Russell 3000 Growth Index, an additional broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1‑855-551-5521.

The Fund has adopted the historical performance of the Oak Ridge Multi Strategy Fund (the “Predecessor Fund”) as a result of a reorganization consummated after the close of business on May 10, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the close of business on May 10, 2019 reflects the performance of the Predecessor Fund. At the time of the reorganization, the Fund and the Predecessor Fund had substantially identical investment strategies. Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

On July 18, 2017, the Predecessor Fund’s investment strategy changed. Prior to July 18, 2017, the Predecessor Fund invested primarily in equity securities of large capitalization companies with above average potential for earnings growth. Accordingly, the performance information presented below for periods prior to July 18, 2017 is based on the Predecessor Fund’s prior investment strategy.

The Predecessor Fund had adopted the historical performance of the Pioneer Oak Ridge Large Cap Growth Fund (the “Pioneer Predecessor Fund”) as a result of a reorganization consummated after the close of business on October 17, 2014, in which the Predecessor Fund acquired all of the assets, subject to the liabilities, of the Pioneer Predecessor Fund. The performance information presented below for periods prior to the close of business on October 17, 2014 is based on the performance of the Pioneer Predecessor Fund. At the time of the reorganization, the Predecessor Fund and the Pioneer Predecessor Fund had substantially the same investment strategies.

The Pioneer Predecessor Fund had adopted the historical performance of the Oak Ridge Large Cap Equity Fund (the “Initial Predecessor Fund”) as a result of a reorganization consummated after the close of business on February 13, 2004, in which the Pioneer Predecessor Fund acquired all of the assets, subject to the liabilities, of the Initial Predecessor Fund. The performance information presented below for periods prior to the close of business on February 13, 2004 is based on the performance of the Initial Predecessor Fund which commenced operations on March 1, 1999. At the time of the reorganization, the Pioneer Predecessor Fund and the Initial Predecessor Fund had substantially the same investment strategies.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Summary Section    32    North Square Multi Strategy Fund

Calendar-Year Total Return (before taxes) for Class A Shares
For each calendar year at NAV

The year-to-date return as of June 30, 2019 was 16.56%.

Class A
Highest Calendar Quarter Return at NAV (non-annualized)	16.35%	Quarter ended 3/31/2012
Lowest Calendar Quarter Return at NAV (non-annualized)	-16.84%	Quarter ended 12/31/2018

Average Annual Total Returns (for periods ended December 31, 2018)	1 Year	5 Years	10 Years	Since Inception	Inception Date/From
Class A - Return Before Taxes	-13.54%	4.47%	10.15%	4.06%	3/1/99
Class A - Return After Taxes on Distributions	-20.54%	2.72%	9.23%	3.46%	3/1/99
Class A - Return After Taxes on Distributions and Sale of Fund Shares	-2.57%	3.58%	8.45%	3.31%	3/1/99
Class C - Return Before Taxes	-9.35%	4.83%	9.86%	3.71%	2/13/04
Class I - Return Before Taxes	-7.72%	5.87%	11.00%	4.52%	8/10/04
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	-2.12%	9.99%	15.15%	5.14%	3/1/99
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	-1.51%	10.40%	15.29%	5.04%	3/1/99

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for classes other than Class A will vary from returns shown for Class A shares. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return.

Information for Class I and Class C shares reflect the performance of Class A shares prior to each classes’ respective inception date.

Summary Section    33    North Square Multi Strategy Fund

Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser. Oak Ridge Investments, LLC is the Fund’s investment sub-adviser.

Portfolio Managers
The Sub-Adviser’s portfolio management team is comprised of David M. Klaskin, Chief Executive Officer and Chief Investment Officer of the Sub-Adviser, and Robert G. McVicker, Executive Vice President and Senior Portfolio Manager of the Sub-Adviser. Messrs. Klaskin and McVicker are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have been since the Initial Predecessor Fund’s inception in 1999.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A and C Shares
All Accounts	$1,000	$100
Class I Shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section    34    North Square Multi Strategy Fund

SUMMARY SECTION – NORTH SQUARE OAK RIDGE DIVIDEND GROWTH FUND
Investment Objective
The investment objective of the North Square Oak Ridge Dividend Growth Fund (the “Fund”) is current income and long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Prospectus.

		Class A Shares			Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%			None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%	[1]		None
Redemption fee (as a percentage of amount redeemed)		None			None
Wire fee		$15			$15
Overnight check delivery fee		$15			$15
Retirement account fees (annual maintenance fee)		$15			$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.75%			0.75%
Distribution and service (Rule 12b-1) fees		0.25%			None
Other expenses		1.62%			1.63%
Shareholder servicing fee	0.12%			0.00%
All other expenses	1.50%			1.63%
Total annual fund operating expenses[2]		2.62%			2.38%
Fees waived and/or expenses reimbursed		-1.37%			-1.38%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2,3]		1.25%			1.00%

1.
No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3.
North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% and 1.00% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until September 30, 2029, and it may be terminated before that date only by the Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending three full years after the date of the waiver, payment or

Summary Section    35    North Square Oak Ridge Dividend Growth Fund

reimbursement. This reimbursement may be requested by the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement arrangement for the current duration of the arrangement only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$695	$949	$1,222	$1,999
Class I shares	$102	$318	$552	$1,225

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Predecessor Fund (as that term is defined below) was 15% of the average value of its portfolio.

Principal Investment Strategies
In seeking to achieve the Fund’s investment objective, North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has selected Oak Ridge Investments, LLC (the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities that have a record of paying dividends over at least a trailing one year period. The Fund will invest primarily in large cap U.S. companies with market capitalizations of $5 billion or higher at the time of purchase.

The Fund’s equity investments include common stock, and can include preferred stock, depositary receipts, exchange-traded funds (“ETFs”), rights and warrants. The Fund may also invest in American Depositary Receipts (“ADRs”). The Fund will invest in a diversified portfolio of securities typically spread across many economic sectors.

The Sub-Adviser uses a bottom-up approach that involves quantitative and qualitative review of companies to seek to identify those exhibiting consistent dividend payments and favorable fundamentals, including a dividend payout ratio and earnings growth, that indicate an ability to sustain above average growth in dividends. The Fund’s dividend yield will be comparable to the S&P 500 Index average yield, with each stock evaluated as having the potential to increase future dividends at a rate above the S&P 500 Index. In addition, the Sub-Adviser uses a “growth” style of management to seek to identify companies with: consistent earnings growth, rising earnings estimates, healthy forecasted earnings growth and reasonable valuations.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Summary Section    36    North Square Oak Ridge Dividend Growth Fund

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall. Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short term.

Large Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of May 31, 2019, 23.1% of the Fund’s assets were invested in the information technology sector. Performance of companies in the

Summary Section    37    North Square Oak Ridge Dividend Growth Fund

information technology sector may be adversely impacted by many factors, including, among others, intense competition, consumer preferences, problems with product compatibility and government regulation.

Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

The Fund has adopted the historical performance of the Oak Ridge Dividend Growth Fund (the “Predecessor Fund”) as a result of a reorganization consummated after the close of business on May 10, 2019, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the close of business on May 10, 2019 reflects the performance of the Predecessor Fund. At the time of the reorganization, the Fund and the Predecessor Fund had substantially the same investment strategies. Prior to the reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV
The year-to-date return as of June 30, 2019 was 17.38%.

Class I
Highest Calendar Quarter Return at NAV (non-annualized)	7.65%	Quarter ended 9/30/2018
Lowest Calendar Quarter Return at NAV (non-annualized)	-9.89%	Quarter ended 12/31/2018

Summary Section    38    North Square Oak Ridge Dividend Growth Fund

Average Annual Total Returns (for periods ended December 31, 2018)	1 Year	5 Year	Since Inception	Inception Date/From
Class I - Return Before Taxes	-0.95%	7.74%	9.74%	6/28/13
Class I - Return After Taxes on Distributions	-1.74%	7.13%	9.14%	6/28/13
Class I - Return After Taxes on Distributions and Sale of Fund Shares	-0.13%	6.00%	7.66%	6/28/13
Class A - Return Before Taxes	-6.82%	6.21%	8.13%	6/28/13
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	10.67%	6/28/13

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return.

Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser. Oak Ridge Investments, LLC is the Fund’s investment sub-adviser.

Portfolio Manager
The Sub-Adviser’s portfolio manager is David M. Klaskin, Chief Executive Officer and Chief Investment Officer of the Sub-Adviser. He is primarily responsible for the day-to-day management of the Fund’s portfolio and has been since the Predecessor Fund’s inception on June 28, 2013.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
All Accounts	$1,000	$100
Class I Shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend

Summary Section    39    North Square Oak Ridge Dividend Growth Fund

the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section    40    North Square Oak Ridge Dividend Growth Fund

MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Each Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Certain Funds have a name which suggests a focus on a particular type of investment or industry. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), such Funds have adopted a policy that it will, under normal circumstances, invest at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes). Should any Fund change this 80% policy, the Fund will provide shareholders at least 60 days’ notice prior to making the change. Unless otherwise specifically stated, the Funds’ investment strategies and policies may be changed from time to time by the Board of Trustees without shareholder approval. There can be no guarantee that a Fund will achieve its investment objective.

Each Fund’s investment policies and limitations typically apply at the time an investment is made. As a result, each Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.

North Square Oak Ridge Small Cap Growth Fund

Investment Objective
The North Square Oak Ridge Small Cap Growth Fund seeks to provide capital appreciation.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small capitalization companies.

When making purchase decisions for the Fund, the Sub-Adviser uses a bottom-up approach that involves three primary components:

•
Research — The Sub-Adviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.

•	Fundamentals — Once a potential investment is identified, the Sub-Adviser considers whether the issuer possesses certain attributes that the Sub-Adviser believes a “buy” candidate should possess.

•	Valuation — Finally, the Sub-Adviser values companies by considering metrics such as price-to-sales ratios and price-to-earnings growth ratios within a peer group.

From this process, the Fund’s portfolio managers construct a list of securities for the Fund to purchase.

The Sub-Adviser may sell all or a portion of the Fund’s portfolio holding when, in its opinion, one or more of the following occurs: (1) the company’s fundamentals deteriorate; (2) the security becomes overvalued; (3) the Sub-Adviser identifies a more attractive investment opportunity for the Fund; or (4) the Fund requires cash to meet redemption requests.

When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

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North Square International Small Cap Fund

Investment Objective
The North Square International Small Cap Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies
The Fund invests primarily in a diversified portfolio of common stocks of non-U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization companies. Small capitalization companies are considered to be companies with market capitalizations generally within the range of those companies included in the MSCI EAFE Small Cap Index (the “Index”) at the time of purchase. The market capitalization range will be considered by country. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions and could fall outside of the Index’s current capitalization range. Investment in companies that move above or below the capitalization range of the Index may continue to be held by the Fund in the discretion of the Sub-Adviser. As of June 30, 2019, the market capitalizations of companies included in the Index were between $36.9 million and $7.138 billion. The Fund will invest in non-U.S. markets, including emerging markets. The Fund will allocate its assets among various regions and countries. From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country. The Fund may at times invest a significant portion of its assets in a single sector.

The equity securities in which the Fund principally invests are common stocks, but the Fund also may invest in other types of equity securities, such as ETFs that invest substantially all of their assets in equity securities, equity interests in REITs, and preferred stocks. The Fund may invest in IPOs of companies.

Some of the Fund’s investments in non-U.S. issuers are through investment in ADRs. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Sub-Adviser uses proprietary systematic models to choose stocks which will comprise the Sub-Adviser’s portfolio or “investment universe.” The Sub-Adviser generates a composite score for each stock in its investment universe based on three internal models: Relative Value (to seek to detect mispriced stocks), Quality (to assess the sustainability of a company’s operating performance), and Catalyst (to identify companies with changing financial expectations and changing levels of attention from investors). Each of these models is customized to the specifics of the underlying sector and region where they are applied. The score is intended to represent the Sub-Adviser’s view of the attractiveness of a company relative to its industry, country, and other risk factors. The Sub-Adviser uses an automated technological process that updates the ranking for each stock in its investment universe daily. A prospective trade list is generated from these rankings to construct the desired portfolio.

Each model is designed to exploit a specific bias in the way most investors process information and make trades.

•
The Relative Value model seeks to detect stocks that are mispriced relative to their peers. Multiple measures are used and weighted according to the stock’s region, industry, size, risk, profitability and growth prospects, with the primary drivers being enterprise value models driven by earnings before interest, taxes, depreciation, and amortization (“EBITDA”) and free cash flow.

•
The Quality model examines the full spectrum of financial statements to measure of a company’s operating performance. Factors such as stability, financing activity, free cash flow, life cycle, working capital and asset structure are combined to identify companies that the Sub-Adviser believes are more or less likely than peers to sustain their performance targets.

•
The Catalyst model employs a broad set of inputs, including fundamental, sentiment and technical measures to seek to identify companies with changing expectations and levels of attention. The Sub-Adviser believes that changing sentiment and attention are key drivers of many behavioral biases.

Each of these models is customized to the specifics of the underlying sector and region where they are applied.

More about the Funds    42

The construction and daily optimization of the investment universe and subsequent generation of a prospective trade list are determined using the following key inputs:

•	the stock selection scores which serve as forecasts of a company’s risk adjusted return relative to its peers

•	estimates of each stock’s exposure to common risk factors

•	co-variance (the degree to which returns on two risky assets move in tandem) of the historical returns of common factor returns

•	transaction cost forecasts

•	portfolio position size limits

•	liquidity limits

•	regional exposure allocation

Sell decisions are driven by changes in the underlying stock selection signals and risk forecasts. Stocks which have experienced a deterioration in their relative valuation, quality and/or catalyst measures are candidates for sale. The Sub-Adviser may also sell all or a portion of a position when the Fund requires cash to meet redemption requests.

When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

North Square Dynamic Small Cap Fund

Investment Objective
The North Square Dynamic Small Cap Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization U.S. companies. Small capitalization companies are considered to be companies with market capitalizations within the range of those companies included in the Russell 2000 Index (the “Index”) at the time of purchase. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions and could fall outside of the Index’s current capitalization range. Investment in companies that move above or below the capitalization range of the Index may continue to be held by the Fund in the discretion of the Sub-Adviser. As of May 31, 2019, the market capitalizations of companies included in the Russell 2000 Index were between $5.9 million and $7.38 billion. The Fund may at times invest a significant portion of its assets in a single sector.

The equity securities in which the Fund principally invests are common stocks, but the Fund also may invest in other types of equity securities, such as ETFs that invest substantially all of their assets in equity securities, equity interests in REITs, and preferred stocks. The Fund may invest in IPOs of companies.

The Fund may invest up to 20% of its total assets in equity securities of non-U.S. issuers. The Fund’s investments in non-U.S. issuers primarily are through investment in ADRs. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks

The Sub-Adviser uses proprietary systematic models to choose stocks which will comprise the Sub-Adviser’s portfolio or “investment universe.” The Sub-Adviser generates a composite score for each stock in its investment universe based on three internal models: Relative Value (to seek to detect mispriced stocks), Quality (to assess the sustainability of a company’s operating performance), and Catalyst (to identify companies with changing financial expectations and changing levels of attention from investors). Each of these models is customized to the specifics of the underlying sector and region where they are applied. The score is intended to represent the Sub-Adviser’s view of the attractiveness of a company relative to its industry, country, and other risk factors. The Sub-Adviser uses an automated technological process

More about the Funds    43

that updates the ranking for each stock in its investment universe daily. A prospective trade list is generated from these rankings to construct the desired portfolio.
Each model is designed to exploit a specific bias in the way most investors process information and make trades.

•
The Relative Value model seeks to detect stocks that are mispriced relative to their peers. Multiple measures are used and weighted according to the stock’s region, industry, size, risk, profitability and growth prospects, with the primary drivers being enterprise value models driven by EBITDA and free cash flow.

•
The Quality model examines the full spectrum of financial statements to measure a company’s operating performance. Factors such as stability, financing activity, free cash flow, life cycle, working capital and asset structure are combined to identify companies that the Sub-Adviser believes are more or less likely than peers to sustain their performance targets.

•
The Catalyst model employs a broad set of inputs, including fundamental, sentiment and technical measures to seek to identify companies with changing expectations and levels of attention. The Sub-Adviser believes that changing sentiment and attention are key drivers of many behavioral biases.

Each of these models is customized to the specifics of the underlying sector and region where they are applied.

The construction and daily optimization of the investment universe and subsequent generation of a prospective trade list are determined using the following key inputs:

•	the stock selection scores, which serve as forecasts of a company’s risk adjusted return relative to its peers

•	estimates of each stock’s exposure to common risk factors

•	co-variance (the degree to which returns on two risky assets move in tandem) of the historical returns of common factor returns

•	transaction cost forecasts

•	portfolio position size limits

•	liquidity limits

Sell decisions are driven by changes in the underlying stock selection signals and risk forecasts. Stocks which have experienced a deterioration in their relative valuation, quality and/or catalyst measures are candidates for sale. The Sub-Adviser may also sell all or a portion of a position of a holding when the Fund requires cash to meet redemption requests.

When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

North Square Oak Ridge Disciplined Growth Fund

Investment Objective
The North Square Oak Ridge Disciplined Growth Fund seeks to provide long-term growth of capital.

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Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of issuers that are organized in the United States and the securities of which are principally traded on a major U.S. exchange. The equity securities in which the Fund principally invests include common stocks, preferred stocks, ETFs that invest substantially all of their assets in equity securities, equity interests in REITs, warrants and rights. The Fund may also invest in IPOs of equity securities. From time to time, the Fund may have a significant portion of its assets in one or more market sectors, such as the information technology sector. The Fund will generally consist of a diversified all cap portfolio of between 40 to 70 holdings. The Fund will generally invest in companies with market capitalizations of $500 million or greater at time of purchase. While the Fund may invest in equity securities of issuers in all market capitalization ranges, the majority of its holdings are expected to be in larger capitalization companies.

The Fund may invest up to 20% of its total assets in equity securities of non-U.S. issuers. The Fund’s investments in non-U.S. issuers will be primarily through investments in ADRs. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

When selecting securities for the Fund’s portfolio, the Sub-Adviser uses a “growth” style of management to seek to identify companies with above average potential for earnings growth. A growth style of investing is based on the premise that, over the long term, stock price appreciation follows growth in earnings and revenues. Investment decisions are based primarily on the fundamental analysis of individual companies, rather than on broad economic forecasts. The Sub-Adviser’s principal analytical technique involves seeking to identify companies with earnings and revenues that are not only growing, but growing at a sustainable pace with strong competitive advantages. When making purchase decisions for the Fund, the Sub-Adviser uses a bottom-up approach that involves three primary components:

•
Research — The Sub-Adviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.

•	Fundamentals — Once a potential investment is identified, the Sub-Adviser considers whether the issuer possesses certain attributes that the Sub-Adviser believes a “buy” candidate should possess.

•
Valuation — Finally, the Sub-Adviser values companies by considering metrics such as price-to-sales ratios, and price-to-earnings growth ratios within a peer group. From this process, the Fund’s portfolio managers construct a list of securities for the Fund to purchase, within the context of appropriate portfolio diversification for the Fund.

When determining when to sell a particular holding, the Sub-Adviser will consider all of the following developments: (1) deteriorating fundamentals of the particular security; (2) the security becomes overvalued; (3) the Sub-Adviser identifies a more attractive investment opportunity for the Fund; (4) the Fund requires cash to meet redemption requests.

When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

North Square Multi Strategy Fund

Investment Objective
The North Square Multi Strategy Fund seeks to provide capital appreciation.

Principal Investment Strategies
The Fund is a “fund of funds” that seeks to achieve its investment objective by primarily investing in other mutual funds (“underlying funds”). The Fund primarily invests in mutual funds managed by North Square, the Fund’s investment adviser, but may also invest in unaffiliated mutual funds or exchange-traded funds (“ETFs”) to gain exposure to asset

More about the Funds    45

classes not available through a fund managed by the Adviser. In addition, the Fund may also invest directly in securities when the Sub-Adviser believes doing so is more likely to increase yield or enhance returns than investing in underlying funds.

The Fund is a multi-strategy fund that will invest directly or indirectly through underlying funds in the following asset classes:

•
Equity securities of U.S. and foreign companies (including emerging market companies) of any market capitalization, including common stock, preferred stock, warrants, rights and IPOs. Exposure to equity securities of foreign companies may be through ADRs and GDRs.

•
Fixed income securities of U.S. and foreign issuers (including emerging market issuers) of any maturity and credit quality, including high-yield debt securities (often called “junk bonds”), investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments and cash equivalents.

As part of the Sub-Adviser’s multi-strategy investment process, the Fund’s investments are allocated among underlying funds based on an evaluation of three strategies: strategic asset allocation (generally, the weighting of allocations among broad asset classes to seek to capture market returns), tactical asset allocation (generally, the weighting of allocations to various sub-categories within broad asset classes to seek to add value relative to the general strategic allocations) and fund selection. Fund assets are invested in underlying funds with equity exposure across the small to large capitalization range, as well as across value and growth styles as well as core or blend styles which exhibit both growth and value characteristics. Fund assets may also be invested in underlying funds with exposure to fixed income securities issued by a variety of issuers and across a range of maturities and credit quality. Broad economic and market factors, as well as diversification and risk management, are considered in assessing the strategic and tactical components of the allocation. The analysis in selecting underlying funds includes an assessment of a fund’s past performance, volatility and other risk characteristics, and correlation with other funds and benchmarks. It also includes an assessment of the underlying fund’s investment strategies, investment process and portfolio management team.

The Fund does not have target ranges for the allocation of assets among asset classes or individual underlying funds and there is no maximum or minimum exposure that the Fund must maintain with respect to any asset class. Accordingly, the Fund’s exposure to different asset classes and underlying funds will be adjusted to take advantage of current or expected market conditions, or to manage risk. From time to time, the Fund may own a majority of the shares of an underlying fund managed by the Adviser. As of the date of this prospectus, the Fund intends to allocate substantially all of its assets among the North Square Oak Ridge Disciplined Growth Fund, North Square Dynamic Small Cap Fund, North Square International Small Cap Fund, North Square Oak Ridge Dividend Growth Fund and North Square Global Resources & Infrastructure Fund, and expects to invest 25% or more of its assets in the North Square Oak Ridge Disciplined Growth Fund and North Square Dynamic Small Cap Fund.

When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

North Square Oak Ridge Dividend Growth Fund

Investment Objective
The North Square Oak Ridge Dividend Growth Fund seeks to provide current income and long-term capital appreciation.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities that have a record of paying dividends over at least a trailing one year period. The Fund will invest primarily in large cap U.S. companies with market capitalizations of $5 billion or higher at the time of initial purchase.

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The Sub-Adviser uses a bottom-up approach that involves quantitative and qualitative review of companies to seek to identify those exhibiting consistent dividend payments and favorable fundamentals, including a dividend payout ratio and earnings growth, that indicate an ability to sustain above average growth in dividends. The Fund’s dividend yield will be comparable to the S&P 500 Index average yield, with each stock evaluated as having the potential to increase future dividends at a rate above the S&P 500 Index. In addition, the Sub-Adviser uses a “growth” style of management to seek to identify companies with: consistent earnings growth, rising earnings estimates, healthy forecasted earnings growth and reasonable valuations.

The Sub-Adviser may sell all or a portion of a position of the Fund’s portfolio holding when, in its opinion, one or more of the following occurs: (1) the company’s fundamentals deteriorate; (2) the security becomes overvalued; (3) the Adviser identifies a more attractive investment opportunity for the Fund; (4) sector weightings are to be brought in line with the Sub-Adviser’s investment guidelines; (5) a reduction or elimination in the security’s dividend; or (6) the Fund requires cash to meet redemption requests.

When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash, cash equivalents or debt instruments issued by entities that carry an investment-grade rating by a national ratings agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Additional Investment Strategies

The North Square Oak Ridge Small Cap Growth Fund may, but is not required to, use derivatives, such as stock index futures and options. The Fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Fund may also hold cash or other short-term instruments.

Please refer to the Statement of Additional Information (“SAI”) for more information about the Funds’ investment policies and restrictions.

Principal Risks of Investing

The value of your investment in a Fund changes with the values of the Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a Fund’s portfolio as a whole are called “principal risks.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in a Fund, regardless of the order in which it appears. The Funds’ principal risks are set forth below. The Funds may be subject to additional risks other than those identified and described below because the types of investments made by the Funds can change over time. A Fund’s exposure to the risks discussed below may be through the Fund’s direct investments or indirect through the Fund’s investments in underlying funds. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Bank Loan Risk. (North Square Multi Strategy Fund). Bank loans are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an agent bank becomes insolvent, a bank loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a bank loan. Many loans are relatively illiquid or subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the ability to dispose of particular bank loans. Bank loans may also be subject to extension risk and prepayment risk.

Transactions in bank loans are often subject to longer settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices, or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, which could result in losses to the Fund. In addition, bank loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Consumer Discretionary Sector Risk. (North Square International Small Cap Fund). Because the Funds may invest a significant portion of its assets in the consumer discretionary sector, its performance will be significantly affected by developments in that sector. Companies in the consumer discretionary sector may be adversely affected by fluctuations in supply and demand, changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer discretionary sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources.

Convertible Securities Risk. (North Square Multi Strategy Fund). Convertible securities are securities that are convertible into or exchangeable for common or preferred stock. The values of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuer, and the ability of the issuer to repay principal and to make interest payments. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security and generally has less potential for gain or loss than the underlying stock.

Credit Risk. (North Square Multi Strategy Fund). If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests.

Currency Risk. (North Square International Small Cap Fund and North Square Multi Strategy Fund). The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Emerging Market Risk. (North Square Oak Ridge Small Cap Growth Fund, North Square International Small Cap Fund, and North Square Multi Strategy Fund). Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by

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protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging securities markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect a Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments.

Equity Risk. (All Funds). The value of equity securities held by the Funds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which a Fund invests. The price of common stock of an issuer in a Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

ETF and Mutual Funds Risk. (All Funds). Investing in an ETF or mutual fund will provide the Funds with exposure to the securities held by the mutual fund or ETF and will expose the Funds to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. It may also be more expensive for a Fund to invest in an ETF or a mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs or mutual funds involves duplication of advisory fees and certain other expenses. The Funds will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

The North Square Multi Strategy Fund may invest in affiliated mutual funds managed by the Adviser. The Adviser or Sub-Adviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by certain affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. To the extent that the North Square Multi Strategy Fund invests a significant percentage of its assets in any one affiliated mutual fund or across multiple affiliated mutual funds, the Fund will be subject to a greater degree to the risks particular to the investment strategies employed by the Adviser or Sub-Adviser.

Fixed Income Securities Risk. (North Square Multi Strategy Fund). The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Foreign Investment Risk. (All Funds). Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of

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U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of a Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. A Fund’s investments in depositary receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depositary receipts. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Government-Sponsored Entities Risk. (North Square Multi Strategy Fund). The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Growth-Oriented Investment Strategies Risk. (North Square Oak Ridge Small Cap Growth Fund, North Square Multi Strategy Fund, North Square Oak Ridge Dividend Growth Fund, and North Square Oak Ridge Disciplined Growth Fund). Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met the prices of growth securities typically fall. Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short-term.

Healthcare Sector Risk. (North Square Oak Ridge Small Cap Growth Fund and North Square Oak Ridge Disciplined Growth Fund). Because the North Square Oak Ridge Small Cap Growth Fund may invest a significant portion of its assets in the healthcare sector, its performance will be significantly impacted by developments in that sector. Companies in the healthcare sector may be adversely affected by government regulation, restrictions on government reimbursement for medical expenses, industry innovation, obtaining and defending patents, research and development costs, and extensive litigation based on product liability and similar claims.

High Yield (“Junk”) Bond Risk. (North Square Multi Strategy Fund). High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

Industrial Sector Risk. (North Square International Small Cap Fund). Because the Fund may invest a significant portion of its assets in the industrials sector, its performance will be significantly affected by developments in that sector. Companies in the industrials sector can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition.

Inflation-Linked Securities Risk. (North Square Multi Strategy Fund). Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates

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decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g. the Consumer Price Index (the “CPI”)).There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Information Technology Sector Risk. (North Square Oak Ridge Small Cap Growth Fund, North Square Oak Ridge Disciplined Growth Fund, and North Square Oak Ridge Dividend Growth Fund). Because the Funds may invest a significant portion of its assets in the information technology sector, its performance will be significantly affected by developments in that sector. Technology companies, especially small-cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable and their share prices tend to be more volatile. The Funds’ investment performance will be tied to many factors which affect these companies, including intense competition, consumer preferences, problems with product compatibility and government regulation. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. The Funds’ investments may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

Interest Rate Risk. (North Square Multi Strategy Fund). Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the approximate percentage change in the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times. Risks associated with rising interest rates are heightened given that interest rates in the U.S. have begun to rise from historically low levels in recent years. Interest rates may continue to increase in the future with unpredictable effects on the financial markets and the Fund’s investments.

IPO Risk. (North Square Oak Ridge Small Cap Growth Fund, North Square International Small Cap Fund, North Square Dynamic Small Cap Fund, North Square Multi Strategy, and North Square Oak Ridge Disciplined Growth Fund). The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Japan Risk. (North Square International Small Cap Fund). The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan; however, the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken

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the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. Natural disasters, such as earthquakes, volcanoes, typhoons or tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy and, in turn, the Fund.

Large Cap Company Risk. (North Square Multi Strategy Fund, North Square Oak Ridge Dividend Growth Fund, and North Square Oak Ridge Disciplined Growth Fund). Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

Liquidity Risk. (North Square Oak Ridge Disciplined Growth Fund, North Square Oak Ridge Small Cap Growth Fund, North Square International Small Cap Fund, North Square Dynamic Small Cap Fund and North Square Multi Strategy Fund). Due to a lack of demand in the marketplace or other factors, such as market turmoil, a Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. Liquidity risk may arise from, among other things, small average trading volumes, trading restrictions, or temporary suspensions of trading. In addition, when the market for certain investments is illiquid, a Fund may be unable to achieve its desired level of exposure to a certain sector. Liquidity risk may be more pronounced with respect to investments in developing countries.

Management and Strategy Risk. (All Funds). The value of your investment depends on the judgment of the Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Sub-Adviser in selecting investments for a Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk. (All Funds). The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. Such environments could make identifying investment risks and opportunities especially difficult for the Sub-Adviser. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on a Fund's investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Mid Cap Company Risk. (North Square Oak Ridge Disciplined Growth Fund and North Square Multi Strategy Fund) Investing in mid capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Mortgage-Backed and Asset-Backed Securities Risk. (North Square Multi Strategy Fund). Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known

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as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Municipal Securities Risk. (North Square Multi Strategy Fund). Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. Any failure of municipal securities invested in by the Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

Preferred Stock Risk. (All Funds). Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

REIT Risk. (North Square Oak Ridge Small Cap Growth Fund, North Square International Small Cap Fund, North Square Dynamic Small Cap Fund, and North Square Oak Ridge Disciplined Growth Fund). The Funds’ investments in REITs will subject the Funds to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Investment in REITs is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Reliance on Technology. (North Square International Small Cap Fund, and North Square Dynamic Small Cap Fund). The Funds’ trading strategies are highly reliant on technology, including hardware, software and telecommunications systems. In addition, data gathering, research, forecasting, order execution, trade allocation, risk management, operational, back office and accounting systems are all highly automated and computerized. Such automation and computerization relies on an extensive amount of both proprietary software and third party hardware and software. Because of the quantity and nature of the software utilized, software errors may occur, and certain of these errors may impact portfolios. Additionally, with respect to third party hardware and software, such errors are often entirely outside of the control of the Funds. The Sub-Adviser seeks to reduce the incidence of software errors through a certain degree of internal testing and seeks to reduce the impact of such errors through monitoring and the use of certain independent safeguards in the overall portfolio management system and often, with respect to proprietary software, in the software code itself. Despite such testing, monitoring and independent safeguards, these software errors may result in, among other things, the

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execution of unanticipated trades, the failure to execute anticipated trades, the failure to properly allocate trades among clients, the failure to properly gather and organize available data and/or the failure to take certain hedging or risk reducing actions. These errors may be extremely hard to detect. Regardless of how difficult their detection appears in retrospect, some of these errors may go undetected for long periods of time and some may never be detected. The impact caused by errors may be compounded over time. A Fund assumes that software errors and their ensuing risks are an inherent part of investing with a process-driven, systematic investment manager, and does not expect to perform a materiality analysis on the vast majority of errors it discovers. The Sub-Adviser seeks, on an ongoing basis, to create adequate backups of software and hardware where possible but there is no guarantee that such efforts will be successful. Further, to the extent that an unforeseeable software or hardware malfunction or problem is caused by a defect, virus or other outside force, investors may be materially adversely affected.

Sector Focus Risk. (North Square Oak Ridge Small Cap Growth Fund, North Square International Small Cap Fund, North Square Dynamic Small Cap Fund, North Square Oak Ridge Disciplined Growth Fund, and North Square Oak Ridge Dividend Growth Fund). Each Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors. At times the performance of a Fund’s investments may lag the performance of other sectors or the broader market as a whole. Such underperformance may continue for extended periods of time.

Small Cap Company Risk. (North Square Oak Ridge Small Cap Growth Fund, North Square International Small Cap Fund, North Square Dynamic Small Cap Fund, North Square Multi Strategy Fund, and North Square Oak Ridge Disciplined Growth Fund). Investing in small capitalization companies generally involves greater risks than investing in large capitalization companies. Small cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Value-Oriented Investment Strategies Risk. (North Square International Small Cap Fund, North Square Dynamic Small Cap Fund and North Square Multi Strategy Fund). Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore, the Funds are most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Warrants and Rights Risk. (North Square Oak Ridge Small Cap Growth Fund, North Square Multi Strategy Fund, North Square Oak Ridge Dividend Growth Fund, and North Square Oak Ridge Disciplined Growth Fund). A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Unlike a convertible debt security or preferred stock a warrant or right does not pay fixed dividends. A warrant or right may lack a liquid secondary market for resale. The price of a warrant or right may fluctuate as a result of speculation or other factors. In addition, the price of the underlying security may not reach, or have reasonable prospects of reaching, a level at which the warrant or right can be exercised prudently (in which case the warrant or right may expire without being exercised, resulting in a loss of a Fund’s entire investment in the warrant or right). If a Fund owns common stock of a company, failing to exercise rights to purchase common stock would dilute the Fund’s interest in the issuing company. The market for rights is not well developed and a Fund may not always realize full value on the sale of rights.

Portfolio Holdings Information
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Funds’ Annual Report and Semi-Annual Report to Fund shareholders, and in its quarterly holdings report on Form N-Q.

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MANAGEMENT OF THE FUNDS

Investment Adviser
North Square Investments, LLC (“North Square” or the “Adviser”), a Delaware limited liability company with its principal place of business at 10 South LaSalle Street, Suite 1925, Chicago, Illinois 60603, is each Fund’s investment adviser and provides investment advisory services to each Fund pursuant to an investment advisory agreement between the Adviser and the North Square Investments Trust (the “Trust”), on behalf of each Fund (the “Advisory Agreement”). Founded in September 2018, North Square is a registered investment adviser and provides investment advice to institutions and high-net-worth investors. As of June 30, 2019, the Adviser had approximately $325 million in assets under management. Prior to the Funds’ commencement of operations on May 10, 2019, the Predecessor Funds’ investment adviser was Oak Ridge Investments, LLC (“Oak Ridge” or a “Sub-Adviser”).

Under the Advisory Agreement, the Adviser is responsible for providing or overseeing the provision of all investment management services to the Funds, including furnishing a continuous investment program for each Fund and determining what securities and other investments the Funds should buy and sell. The Adviser, together with the administrator to the Funds, is also responsible for assisting in the supervision and coordination of all aspects of the Fund’s operations, including the coordination of the Fund’s other services providers and the provision of related administrative and other services. The Adviser is authorized to delegate certain of its duties with respect to a Fund to one or more sub-advisers. The Adviser has engaged the Sub-Advisers pursuant to this authority and is responsible for overseeing the Sub-Advisers and recommending their hiring, termination, and replacement for approval by the Board of Trustees (the “Board of Trustees” or the “Board”). The Adviser is also responsible for determining the portion of the Fund’s assets to be managed by any given sub-adviser and reallocating those assets as necessary from time to time.

For each sub-advised Fund, the Adviser retains overall responsibility for the management and investment of the assets of the Fund. In this capacity, the Adviser plays an active role in overseeing, monitoring and reviewing each Sub-Adviser in the performance of its duties. The Adviser monitors the investment performance of each Sub-Adviser and also evaluates the portfolio management teams to determine whether their investment activities remain consistent with the Funds’ investment objectives, strategies and policies. The Adviser also monitors changes that may impact a Sub-Adviser’s overall business and regularly performs due diligence reviews of each Sub-Adviser. In addition, the Adviser obtains detailed, comprehensive information concerning each Sub-Adviser’s performance and Fund operations and provides regular reports on these matters to the Board of Trustees. In its role as sponsor and primary investment adviser to the Funds, the Adviser assumes reputational and other risks associated with the operation of each Fund and provides the Funds with the ability to use the Adviser’s name and brand, as well as access to other services provided by the Adviser and its affiliates.

For its services, the Adviser is entitled to receive the below annual management fee from each Fund, calculated daily and payable monthly, as a percentage of each Fund’s average daily net assets.

Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets
North Square Oak Ridge Small Cap Growth Fund	First $1 billion 0.85% Thereafter 0.80%
North Square International Small Cap Fund	1.00%
North Square Dynamic Small Cap Fund	0.90%
North Square Oak Ridge Disciplined Growth Fund	0.70%
North Square Multi Strategy Fund	0.00% for Fund assets invested in affiliated investments, and 0.50% for Fund assets invested in non-affiliated investments
North Square Oak Ridge Dividend Growth Fund	0.75%

For the fiscal year ended May 31, 2019, Oak Ridge, in its role as the investment adviser to each of the Funds’ corresponding Predecessor Funds listed below, received the following advisory fees from each Predecessor Fund, after waiving fees pursuant to its expense limitation agreement with each Fund:

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Predecessor Fund	Advisory Fees Received As a Percentage of Average Daily Net Assets
Oak Ridge Small Cap Growth Fund	0.77%
Oak Ridge International Small Cap Fund	0.56%
Oak Ridge Dynamic Small Cap Fund	0.07%
Oak Ridge Disciplined Growth Fund	0.00%
Oak Ridge Multi Strategy Fund	0.00%
Oak Ridge Dividend Growth Fund	0.00%

Manager-of-Managers Arrangement
Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Funds. The Trust and the Adviser have applied for exemptive relief from the SEC (the “Order”), which would permit the Adviser, on behalf of a Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company (the “Manager-of-Managers Structure”). The Adviser has the ultimate responsibility for overseeing a Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. The Order would also provide relief from certain disclosure obligations with regard to sub-advisory fees. If this relief is granted, a Fund may elect to disclose the aggregate fees payable to the Adviser and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Adviser or its parent company, other than wholly-owned sub-advisers. The Order, if granted, will be subject to various conditions, including that a Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. There can be no assurance that the SEC will grant the Order. If the Order is granted, a Fund may also rely on any other current or future laws, rules or regulatory guidance from the SEC or its staff applicable to the Manager-of-Managers Structure. The sole initial shareholder of each Fund has approved the operation of the Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated sub-adviser, including in the manner that would likely be permitted by the Order, if it is granted.

Sub-Advisers
Oak Ridge, a Delaware limited liability company with its principal place of business at 10 South LaSalle Street, Suite 1900, Chicago, Illinois 60603, serves as the sub-adviser to the North Square Oak Ridge Disciplined Growth Fund, the North Square Oak Ridge Dividend Growth Fund, the North Square Multi Strategy Fund and the North Square Oak Ridge Small Cap Growth Fund, pursuant to an investment sub-advisory agreement. The Sub-Adviser was founded in 1989, and is a registered investment adviser with the SEC. The Sub-Adviser is responsible for the day-to-day management of the North Square Oak Ridge Disciplined Growth Fund, the North Square Oak Ridge Dividend Growth Fund, the North Square Multi Strategy Fund and the North Square Oak Ridge Small Cap Growth Fund’s portfolios, selection of each of those Fund’s portfolio investments and supervision of their portfolio transactions subject to the general oversight of the Board and the Adviser. Oak Ridge provides investment advisory services for investment companies, institutional clients, and high net worth individuals. As of June 30, 2019, Oak Ridge had approximately $1.253 billion in assets under management and provided investment advice with respect to another approximately $403 million in assets.

For its investment sub-advisory services, Oak Ridge is entitled to receive an annual fee paid solely by the Adviser based on the applicable Fund’s average daily net assets as follows:

Management of the Funds    56

Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets
North Square Oak Ridge Small Cap Growth Fund First $1 billion Thereafter	0.425% 0.40%
North Square Oak Ridge Disciplined Growth Fund	0.35%
North Square Multi Strategy Fund	0.00-0.25%	[1]
North Square Oak Ridge Dividend Growth Fund	0.375%

[1]
The annual advisory fee is calculated as follows: (i) 0.00% for Fund assets invested in other series of the trust advised by the Adviser (“affiliated investments”) and (ii) 0.25% for Fund assets invested in nonaffiliated investments.

Algert Global LLC (“Algert Global” or a “Sub-Adviser”), with its principal place of business at One Maritime Plaza, Suite 1525, San Francisco, California 94111, serves as the sub-adviser to the North Square International Small Cap Fund and North Square Dynamic Small Cap Fund, pursuant to an investment sub-advisory agreement. The Sub-Adviser was founded in 2002 and is registered as an investment adviser with the SEC. The Sub-Adviser is responsible for the day-to-day portfolio management, selection of the portfolio investments and supervision of the portfolio transactions, subject to the general oversight of the Adviser, for the North Square International Small Cap Fund and North Square Dynamic Small Cap Fund. As of June 30, 2019, Algert Global had approximately $2.1 billion in assets under management. For its investment sub-advisory services to the North Square International Small Cap Fund and North Square Dynamic Small Cap Fund, the Sub-Adviser is entitled to receive an annual fee paid by the Adviser of 0.50% and 0.45%, respectively.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and sub-advisory agreements is available in the Fund’s Annual Report to shareholders for the fiscal year ended May 31, 2019.

Portfolio Managers

Portfolio Managers of Oak Ridge

David M. Klaskin and Robert G. McVicker of Oak Ridge are jointly and primarily responsible for the day-to-day management of the portfolios of the North Square Oak Ridge Small Cap Growth Fund, North Square Multi Strategy Fund and North Square Oak Ridge Disciplined Growth Fund.

David M. Klaskin of Oak Ridge is primarily responsible for the day-to-day management of the North Square Oak Ridge Dividend Growth Fund.

David M. Klaskin has 37 years of investment experience. He co-founded Oak Ridge and has served as its Chief Executive Officer and Chief Investment Officer since 1989. He chairs the firm’s Executive Committee and the equity selection team. He is also a co-portfolio manager for the firm’s all cap, large cap, and small to mid cap equity portfolios and is the portfolio manager of the firm’s dividend growth portfolio.

Robert G. McVicker has 30 years of investment experience. Mr. McVicker has served as Executive Vice President and Senior Portfolio Manager of the Adviser since 1989. He is a member of the firm’s equity selection team. He is co-portfolio manager for the firm’s all cap, large cap, and small to mid cap equity portfolios.

Portfolio Managers of Algert Global

Peter Algert, Bram Zeigler and Ian Klink of Algert Global are jointly and primarily responsible for the day-to-day management of the North Square Dynamic Small Cap Fund’s portfolio.

Peter Algert and Bram Zeigler of Algert Global are jointly and primarily responsible for the day-to-day management of the portfolios of the North Square International Small Cap Fund.

Management of the Funds    57

Peter Algert, Ph.D, has 23 years of investment experience. Mr. Algert is the Chief Investment Officer and Chief Executive Officer of the Sub-Adviser, which he co-founded in 2002. Mr. Algert was previously a Managing Director at Barclays Global Investors, where he served as the Global Head of Research focusing on stock selection strategies. Prior to that, Mr. Algert was a Director at KMV Corporation where he worked in the areas of empirical modeling and management of credit risk. Mr. Algert received his B.A. in Economics from the University of California, Santa Cruz and his Ph.D. from UC Berkeley’s Haas School of Business.

Ian Klink, Ph.D, has 6 years of investment experience. Mr. Klink is a research analyst and portfolio manager for the Sub-Adviser. Mr. Klink joined the Sub-Adviser in 2011. Mr. Klink received his B.S. in Chemical Engineering from the University of Oklahoma and his Ph.D in Chemical Engineering at the University of California, Davis during which time he concurrently earned an MBA, with a focus in Finance. He also completed coursework toward postdoctoral studies in Chemical Engineering.

Bram Zeigler, has 20 years of investment experience. Mr. Zeigler is a research analyst and portfolio manager responsible for the Sub-Adviser. Mr. Zeigler joined Algert Global in 2004. Mr. Zeigler was previously a Vice President at Charles Schwab & Co. where he worked in the areas of correspondent order flow valuation, market maker profitability, and execution quality. Prior to that, Mr. Zeigler worked at the National Association of Securities Dealers where he worked on market microstructure issues affecting The NASDAQ Stock Market. During his time at NASD, he developed the original idea for NASDAQ’s SuperMontage trading system, for which he is listed as inventor on the patent. Mr. Zeigler received his B.A. in Economics from Dickinson College and his M.A. in Economics from Washington University in St. Louis.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Other Service Providers
Compass Distributors, LLC, (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Adviser, the Sub-Advisers or any other service provider for the Funds.

Fund Expenses
Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

The Adviser has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the following:

Management of the Funds    58

Fund	As a Percentage of Average Daily Net Assets
North Square Oak Ridge Small Cap Growth Fund
Class A	1.39%
Class C	2.14%
Class I	1.14%
Class K	0.99%
North Square International Small Cap Fund
Class A	1.50%
Class I	1.25%
North Square Dynamic Small Cap Fund
Class A	1.40%
Class I	1.15%
North Square Oak Ridge Disciplined Growth Fund
Class A	1.20%
Class I	0.95%
North Square Multi Strategy Fund
Class A	1.20%
Class C	2.10%
Class I	1.17%
North Square Oak Ridge Dividend Growth Fund
Class A	1.25%
Class I	1.00%

This agreement is in effect until September 30, 2021, for the North Square Oak Ridge Small Cap Growth Fund and it may be terminated before that date only by the Board of Trustees.

This agreement is in effect until September 30, 2029 for the North Square International Small Cap Fund, North Square Dynamic Small Cap Fund, North Square Multi Strategy Fund, North Square Oak Ridge Dividend Growth Fund, and North Square Oak Ridge Disciplined Growth Fund and it may be terminated or amended prior to the end of the term with the approval of the Board of Trustees.

Any waiver of advisory fees or payment or reimbursement of a Fund’s expenses made by the Adviser in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years (three full years for the North Square Multi Strategy Fund) after the date of the waiver, payment or reimbursement if the Adviser so requests. This reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid or reimbursed by the Adviser and will not include any amounts previously reimbursed to the Adviser by the Fund. With respect to the North Square Multi Strategy Fund, the reimbursement amount is subject to a maximum 0.20% per fiscal year. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. A Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or Fund expenses.

Prior Performance for Similar Accounts Managed by Oak Ridge Investments, LLC
The following tables set forth performance data relating to the historical performance of all private accounts managed by Oak Ridge for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the North Square Oak Ridge Disciplined Growth Fund. The data is provided to illustrate the past performance of Oak Ridge in managing substantially similar accounts as measured against market indices and does not represent the

Management of the Funds    59

performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act, or Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Annualized Total Returns
For the Periods Ended March 31, 2019
All Cap Growth Equity Composite

	One Year	Three Years	Five Years	Ten Years	Since Inception
All Cap Growth Composite
Net Returns, after fees/expenses*	14.75%	14.40%	11.23%	14.62%	7.07%
Gross Returns**	16.39%	16.03%	12.83%	16.23%	8.67%
Russell 3000 Growth Index	12.06%	16.40%	13.10%	17.44%	7.03%

*
The fees and expenses of accounts (including cash reserves) included in the composite are lower than the anticipated operating expenses of the North Square Oak Ridge Disciplined Growth Fund, and, accordingly, the performance results of the composite are higher than what the North Square Oak Ridge Disciplined Growth Fund performance would have been.

**
The gross of fees performance results reflect the asset-weighted performance of accounts (including cash reserves) managed for the period and do not reflect the deduction of any wrap fees or fees in lieu of commissions on wrap-fee accounts or any advisory fees on the accounts but do reflect the deduction of trading commissions for separately managed accounts. Such returns are commonly referred to as “Pure” gross of fees returns and are supplemental to net returns.

Oak Ridge is an investment adviser registered with the SEC pursuant to the Investment Advisers Act of 1940. The Oak Ridge All Cap Growth Equity Composite (the “All Cap Growth Equity Composite”) was created in March 2001 and is made up of discretionary, fee paying, all capitalization separately managed accounts. The All Cap Growth Equity Composite performance information shown in this section begins January 1, 2007. The All Cap Growth Equity Composite includes wrap-fee and non-wrap-fee separately managed accounts. Wrap-fee accounts are charged an all-inclusive asset-based fee that includes most costs. Account performance is based on total assets in the account, including cash and cash equivalents. Historical performance results include the results of accounts that are no longer managed by the Firm. The All Cap Growth Equity Composite does not include any non-fee paying accounts. The All Cap Growth Equity Composite is comprised of growth equity accounts that invest primarily in companies with market capitalizations within the range of the Russell 3000 Growth Index at the time of first purchase. For comparison purposes, the composite is measured against the Russell 3000 Growth Index.

Management of the Funds    60

ALL CAP GROWTH EQUITY COMPOSITE
(as of March 31, 2019)

Period	Total Firm Assets ($ millions)	Composite Performance		Benchmark Performance
		Net	Gross	Russell 3000 Growth Index
2019	1,389	16.69%	17.10%	16.18%
2018	1,617	0.44%	1.87%	-2.12%
2017	2,360	23.84%	25.61%	29.59%
2016	3,127	-0.96%	0.48%	7.39%
2015	4,349	5.56%	7.08%	5.09%
2014	4,216	11.45%	13.04%	12.44%
2013	4,042	34.10%	36.04%	34.23%
2012	2,900	9.31%	10.85%	15.21%
2011	2,664	1.15%	2.53%	2.18%
2010	2,912	14.39%	15.90%	17.64%
2009	2,511	29.36%	31.13%	37.01%
2008	1,994	-37.77%	-36.85%	-38.44%
2007	3,822	13.59%	15.06%	11.40%

Prior Performance for Similar Accounts Managed by Algert Global LLC
The following tables set forth performance data relating to the historical performance of all accounts managed by Algert Global for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the North Square International Small Cap Fund. The data is provided to illustrate the past performance of Algert Global in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Average Annual Total Returns
For the Periods Ended March 31, 2019

International Small Cap Strategy Composite

	One Year	Three Years	Five Years	Since February 1, 2010
International Small Cap Strategy Composite
Net Returns, after fees/expenses*	-15.14%	5.76%	5.15%	10.35%
Gross Returns	-14.27%	6.82%	6.20%	11.45%
MSCI EAFE Small Cap Index	-9.36%	7.50%	4.47%	8.25%

*
The net returns for the composite are shown net of all actual fees and expenses. The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and accordingly, the performance results of the composite are higher than what the Fund’s performance would have been.

Management of the Funds    61

INTERNATIONAL SMALL CAP STRATEGY COMPOSITE
(As of March 31, 2019)

	Total Firm	Composite Assets		Performance Results
	Assets	U.S. Dollars	Number of	Composite
Period	($ millions)	($ millions)	Accounts	Net	Gross	Index
2019	2,199.0	1,489.0	14	10.94%	11.21%	10.65%
2018	2,145.4	1,225.3	21	0.61%	-0.36%	0.24%
2017	1,991.4	1,096.9	21	32.63%	33.94%	33.01%
2016	956.2	311.3	12	5.5%	6.5%	2.2%
2015	787.2	241.9	7	14.1%	15.2%	9.6%
2014	481.3	49.4	<5	0.8%	1.9%	-5.0%
2013	602.6	40.0	<5	41.0%	42.4%	29.3%
2012	485.2	0.8	<5	21.5%	22.7%	20.0%

Algert Global is an investment adviser registered with the SEC pursuant to the Investment Advisers Act of 1940.

The Algert Global International Small Cap composite was created on October 1, 2012, and includes all fee paying and non-fee paying discretionary accounts with comparable investment objectives. Model fees were subtracted from non-fee paying accounts in the composite to compute net of fees performance. Trade date accounting is utilized and cash equivalents are included in performance returns. Valuations are computed and performance reported in U.S. Dollars.

The gross returns were calculated on a time weighted basis, including all dividends and interest, accrual income, and realized and unrealized gains or losses, are net of all brokerage commissions and execution costs, and do not give effect to investment advisory fees, which would reduce such returns. The management fee range is between 0.80% and 1.00% on all assets.

The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across developed markets countries around the world, excluding the United States and Canada.

Management of the Funds    62

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution and Service (Rule 12b-1) Fees
The Trust, on behalf of each Fund, has adopted a Rule 12b-1 plan (the “12b-1 Plan”) with respect to each Fund’s Class A shares and Class C shares, as applicable. Under the 12b-1 Plan, a Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C shares and/or shareholder liaison service fees in connection with the provision of services to shareholders of each such Class and the maintenance of shareholder accounts. For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets attributable to such shares.

The Distributor may pay any or all amounts received under the 12b-1 Plan to other persons for any distribution or shareholder liaison services provided by such persons to the Funds. Payments under the 12b-1 Plan are not tied exclusively to distribution expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred. In the case of Class C shares, 12b-1 fees together with the CDSC are used to finance the costs of advancing sales commissions paid to broker-dealers. After the first 12 months, the broker-dealers may receive the ongoing 12b1-fees associated with their clients’ investment.

Since these fees are paid out of each Fund’s assets attributable to Class A and Class C shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares and Class C shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of a Fund associated with the relevant class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of sales charges and expenses and an example of the sales charges and expenses of each Fund applicable to each class of shares offered in this Prospectus.

Class I and Class K shares are not subject to any distribution and shareholder liaison service fees under the 12b-1 Plan.

Shareholder Service Fee
The Trust, on behalf of the Funds, has adopted a shareholder service plan (the “Shareholder Service Plan”) with respect to each of the Fund’s Class A shares and Class C shares, as applicable. Under the Shareholder Service Plan, the Funds may pay a fee at an annual rate of up to 0.15% of its average daily net assets attributable to Class A shares, Class C shares, and Class I shares, as applicable, to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services.

Additional Payments to Broker-Dealers and Other Financial Intermediaries
The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or other financial intermediaries that sell shares of the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. These payments may be used for various purposes and take various forms. For example, the Adviser may pay cash compensation for inclusion of the Funds on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and

Distribution and Shareholder Service Plan    63

may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

Distribution and Shareholder Service Plan    64

YOUR ACCOUNT WITH THE FUNDS

Share Price
The offering price of each class of a Fund’s shares is the net asset value per share (“NAV”) of that class (plus any sales charges, as applicable). Each Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If, for example, the NYSE closes at 1:00 p.m. New York time, each Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless “fair value” adjustment is determined to be appropriate due to subsequent events. The NAV of a class of a Fund’s shares is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. A Fund’s NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Funds do not value their shares, which may significantly affect the Funds’ NAVs on days when you are not able to buy or sell Fund shares.

The Funds’ securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when a Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Adviser and the Board (or a committee thereof), and may result in a different price being used in the calculation of a Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Funds employ fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAVs are determined. If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs. Other types of portfolio securities that a Fund may fair value include, but are not limited to: (1) investments that are classified as illiquid or traded infrequently, which may include “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation. The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

Purchase of Shares
This Prospectus offers Class A, Class C, Class I, and Class K shares.

•	Class A shares generally incur sales loads at the time of purchase and are subject to annual distribution fees and/or shareholder service fees.

•
Class C shares (North Square Oak Ridge Small Cap Growth Fund and North Square Multi Strategy Fund only) generally incur a 1% contingent deferred sales charge if you sell your shares within one year of purchase and are subject to annual distribution fees or shareholder service fees.

•
Class I shares are not subject to any sales loads or distribution fees or shareholder service fees, provided that Class I shares of North Square International Small Cap Fund, North Square Dynamic Small Cap Fund, and North Square Oak Ridge Dividend Growth Fund are subject to shareholder service fees.

Your Account with the Funds    65

•	Class K shares (North Square Oak Ridge Small Cap Growth Fund only) are not subject to any sales loads or distribution fees or shareholder service fees.

By offering multiple classes of shares, each Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Before you invest, you should compare the features of each share class, so that you can choose the class that is right for you. When selecting a share class, you should consider the following:

•	which shares classes are available to you;

•	how long you expect to own your shares;

•	how much you intend to invest;

•	total costs and expenses associated with a particular share class; and

•	whether you qualify for any reduction or waiver of sales charges

Class A and Class C shares are generally available to all investors; however, share class availability depends upon your financial intermediary’s policies and procedures. Class I and Class K shares are subject to different eligibility requirements, fees and expenses, and may have different minimum investment requirements. For eligible investors, Class I or Class K shares may be more suitable than Class A or Class C shares. You should consult with your financial adviser for more information to determine which share class is most appropriate for your situation.

Each class of shares generally has the same rights, except for the differing sales loads, distribution fees, shareholder service fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares. Please see the specific features available to each class of shares as discussed below.

To purchase shares of the North Square Funds, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A and C Shares
All Accounts	$1,000	$100
Class I and K Shares
All Accounts	$1,000,000	None

Shares of a Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment adviser, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. Your financial intermediary may receive different compensation for selling Class A and Class C shares due to different sales charges among the share classes. Please see “Class A Shares – Sales Charge Schedule,” “Class C Shares Purchase Programs” and “Appendix A – Waivers and Discounts Available from Intermediaries.” The share classes your financial intermediary sells may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary. When purchasing shares of a Fund, investors must specify whether the purchase is for Class A, Class C, Class I, or Class K shares, as applicable.

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table, and a Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Adviser and its affiliates.

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To the extent allowed by applicable law, each Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

The Funds do not accept investments by non-U.S. persons.

Class A Shares
Class A shares of the Funds are sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Funds will be used to pay the sales charge.

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more	See below**	See below**	See below**

*	The offering price includes the sales charge.

**
There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $500,000 or more, but a CDSC of 1.00% will be imposed to the extent a finder’s fee was paid in the event of certain redemptions within 12 months of the date of purchase. See also the “Large Order Net Asset Value Purchase Privilege” section.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Information on sales charges can also be found on the Funds’ website at www.northsquareinvest.com, or obtained by calling the Funds at 1-855-551-5521, or consulting with your financial adviser.

Class A Shares Purchase Programs
Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Funds.

Eligible purchasers of Class A shares also may be entitled to reduced sales charges through the Quantity Discount programs offered by the Funds as discussed below. Eligible purchasers of Class A shares also may be entitled to waived sales charges as discussed below under “Net Asset Value Purchases” and “Large Order Net Asset Value Purchase Privilege.” The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. As described in Appendix A to this Prospectus, financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts. Please see “Appendix A – Waivers and Discounts Available from Intermediaries” of the Prospectus for a description of waivers or discounts available through certain intermediaries.

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Quantity Discounts.
When purchasing Class A shares, if the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge. For example, a purchase of up to $49,999.99 of Class A shares of the Fund would pay an initial charge of 5.75%, while a purchase of $50,000 would pay an initial charge of 4.50%. There are several breakpoints for the Fund, as shown in the “Class A Shares - Sales Charge Schedule” tables above. The greater the investment, the greater the sales charge discount. Investments above $500,000 have no front-end sales charge but may be subject to a CDSC (please see “Large Order Net Asset Value Purchase Privilege” below for more information).

You may be able to lower your Class A sales charges if:

•
you assure a Fund in writing that you intend to invest at least $50,000 in Class A shares of the Funds over the next 13 months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

•	the amount of Class A shares you already own in the Funds plus the amount you intend to invest in Class A shares is at least $50,000 (“Cumulative Discount”).

By signing a Letter of Intent, you can purchase shares of a Fund at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent.

Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Shares equal to 5.75% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to a Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with a Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to “move” your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in a Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial adviser other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify a Fund or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) by you and other eligible persons which may include accounts held at the Fund or at other approved financial intermediaries. Upon such notification, you will pay the sales charge at the lowest applicable sales charge level. You should retain any records necessary to substantiate the purchase price of the Fund’s shares, as the Fund and the approved financial intermediary may not retain this information.

Net Asset Value Purchases.
Class A shares are available for purchase without a sales charge if you are:

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•	reinvesting dividends or distributions;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment adviser or other firm for portfolio management or brokerage services;

•
a financial intermediary purchasing on behalf of its clients that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisers, financial planners, and bank trust departments; or (ii) has entered into an agreement with the Funds to offer Class A shares through a no-load network or platform (please see Appendix A for a list of financial intermediaries that have these arrangements);

•
a trustee or other fiduciary purchasing shares for employer-sponsored retirement plans with at least $500,000 in total plan assets in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

•	a current Trustee of the Trust;

•
an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Adviser or its affiliates or of a broker-dealer authorized to sell shares of the Funds.

Your financial adviser or the Funds’ transfer agent (the “Transfer Agent”) can answer your questions and help you determine if you are eligible.

Large Order Net Asset Value Purchase Privilege.
There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed to the extent a finder’s fee was paid in the event of certain redemptions within 12 months of the date of purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed.

From its own profits and resources, the Adviser may pay a finder’s fee to authorized dealers that initiate or are responsible for purchases of $500,000 or more of Class A shares of the Funds, in accordance with the following fee schedule: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million and less than or equal to $50 million, and 0.25% over $50 million.

A CDSC will be waived in the following circumstances:

•	If you are a current Trustee of the Trust;

•
If you are a trustee or other fiduciary purchasing shares for employer-sponsored retirement plans with at least $500,000 in total plan assets in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

•
If you are an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Adviser or its affiliates or of a broker-dealer authorized to sell shares of a Fund; or

•	Upon conversion of Class A shares into another class of shares of a Fund.

Your financial adviser or the Transfer Agent can answer your questions and help you determine if you are eligible for waiver of a sales charge.

Class C Shares
Under the 12b-1 Plan, a distribution fee at an annual rate of 1.00% of average daily net assets is deducted from the assets of a Fund’s Class C shares.

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Class C shares of the Funds are sold at NAV and are subject to a CDSC of 1.00% on any shares you sell within 12 months of purchasing them.

The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no CDSC is imposed on increases in the NAV above the initial purchase price. You should retain any records necessary to substantiate the historical cost of your shares, as the Funds and authorized dealers may not retain this information. In addition, no CDSC is assessed on shares received from reinvestment of dividends or capital gain distributions. The Funds will not accept a purchase order for Class C shares in the amount of $499,999 or more.

In determining whether a CDSC applies to a redemption, a Fund assumes that the shares being redeemed first are any shares in your account that are not subject to a CDSC, followed by shares held the longest in your account.

Class C Shares Purchase Programs
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. As described in Appendix A to this Prospectus, financial intermediaries may have different policies and procedures regarding the availability of CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts. Please see “Appendix A – Waivers and Discounts Available from Intermediaries” of the Prospectus for a description of waivers or discounts available through certain intermediaries.

As described below, eligible purchasers of Class C shares may be entitled to the elimination of CDSC. You may be required to provide a Fund, or its authorized dealer, with certain information or records to verify your eligibility.

A CDSC will not be applied in the following cases:

•
the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Your financial representative or the Transfer Agent must be contacted to determine if the conditions exist;

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made up to a maximum of 12% of the net asset value of the account on the date of the withdrawal;

•	withdrawals related to certain retirement or benefit plans; or

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

Your financial adviser or the Transfer Agent can answer questions and help determine if you are eligible.

Class I and Class K Shares
To purchase Class I and Class K shares of the Funds, you generally must invest at least $1 million. Class I and Class K shares are not subject to any initial sales charge. There also are no CDSCs imposed on redemptions of Class I and Class K shares, and you do not pay any ongoing distribution/service fees.

The minimum investment requirement for Class I or Class K shares may be waived if you or your financial intermediary invest through an omnibus account, have an aggregate investment in our family of funds of $5 million or more, or in other situations as determined by the Adviser. In addition, financial intermediaries or plan record keepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Class I or Class K shares. The Adviser may permit a financial intermediary to waive applicable minimum initial investment for Class I or Class K shares in the following situations:

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•
Broker-dealers purchasing Fund shares for clients in broker-sponsored discretionary fee-based advisory programs where the portfolio manager of the program acts on behalf of the shareholder through omnibus accounts;

•
Trust companies and bank wealth management organizations purchasing shares in a fiduciary, discretionary trustee or advisory account on behalf of the shareholder, through omnibus accounts or nominee name accounts;

•	Qualified Tuition Programs under Section 529 that have entered into an agreement with the Distributor;

•	Certain employer-sponsored retirement plans, as approved by the Adviser; and

•	Certain other situations deemed appropriate by the Adviser.

In-Kind Purchases and Redemptions
Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. Each Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments
Additional subscriptions in a Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at a Fund’s discretion. You may purchase additional shares of a Fund by sending a check together with the Invest by Mail form from your most recent confirmation statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the Invest by Mail form from your confirmation statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in a Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Adviser and its affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment
You may reinvest dividends and capital gains distributions in shares of a Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and capital gains distributions are automatically reinvested in shares of the same class of the Fund paying the dividend or capital gains distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-855-551-5521 at least five calendar days prior to the record date of the next distribution. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gains distributions be paid in cash or be reinvested in the Funds at the next determined NAV. If you elect to receive dividends and/or capital gains distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address (if different) as well as your Social Security Number or Taxpayer Identification Number. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered in good order. Each Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Timing and Nature of Requests
The purchase price you will pay for a Fund’s shares will be at the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order”

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means that your purchase request includes: (1) the name of the Fund and share class to be purchased, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to North Square Funds. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV (plus any sales charge, if applicable). All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying

Through a broker- dealer or other financial intermediary
The Funds are offered through certain approved financial intermediaries (and their agents). The Funds are also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Funds, and will be deemed to have been received by the Funds when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Funds. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. A Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may require payment of additional fees from its individual clients which may be in addition to those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Funds or for additional information.

By mail
All checks must be made in U.S. Dollars and drawn on U.S. financial institutions. A Fund will not accept payment in cash or money orders. A Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, a Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

To buy shares directly from a Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Funds at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Funds together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

	Regular Mail North Square Funds c/o U.S. Bank Global Fund Services P. O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery North Square Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

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By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least seven business days, call the Transfer Agent toll-free at 1-855-551-5521 and you will be allowed to move money in amounts of at least $100 from your bank account to the Funds’ account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV (plus any sales charge, if applicable). For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application form must be received by the Funds before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the relevant Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

U.S. Bank National Association 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202 ABA No. 075000022 Credit: U.S. Bancorp Fund Services, LLC Account No. 112-952-137
For further credit to: “North Square [Fund Name and Share Class]” Your account number Name(s) of investor(s) Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-855-551-5521 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same-day pricing. The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

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Selling (Redeeming) Fund Shares
Through a broker-dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. A Fund will be deemed to have received a redemption order when a financial intermediary or, if applicable, an intermediary’s authorized designee, receives the order. The financial intermediary or its agent must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Funds as described below.

By mail
You may redeem shares purchased directly from a Fund by mail. Send your written redemption request to North Square Funds at the address indicated below. Your request must be in good order and contain the relevant Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account along with a signature guarantee (if applicable). Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail North Square Funds c/o U.S. Bank Global Fund Services P. O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery North Square Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By telephone
To redeem shares by telephone, call the Funds at 1-855-551-5521 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $15 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $15 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Funds), you may redeem shares worth up to $50,000 by instructing the Funds by phone at 1-855-551-5521. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Unless noted on the initial account application, a signature guarantee may be required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Funds and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:
•    The applicable Fund account number;
•    The name in which his or her account is registered;
•    The Social Security Number or Taxpayer Identification Number under which the account is registered; and
•    The address of the account holder, as stated in the account application form.

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If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Signature Guarantee
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or

•	You wish to redeem more than $50,000 worth of shares.

In addition to the situations described above, each Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Systematic Withdrawal Plan
You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $10,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the relevant Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-855-551-5521. A Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five calendar days before the next withdrawal.

Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of shares at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more for Class A and C shares and your financial institution must be a member of the ACH network. There is no minimum for Class I and K shares. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-855-551-5521, if you have questions about the AIP. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.

Payment of Redemption Proceeds
You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized intermediary or agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent on the following business day to the address of record or the bank you indicate or wired using the

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wire instructions on record. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you did not purchase your shares with a wire payment, the Transfer Agent may delay payment of your redemption proceeds for up to 15 calendar days from the date of purchase or until your payment has cleared, whichever comes first. Furthermore, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information
Shareholders who hold shares of a Fund through an IRA or other retirement plan, must indicate on their written redemption requests whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding. Shares held in IRAs and other retirement accounts may be redeemed by telephone at 1-855-551-5521. Investors will be asked whether or not to withhold taxes from any distribution. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

A Fund generally pays sale (redemption) proceeds in cash. Each Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, a Fund may also satisfy redemption requests by drawing on a line of credit. These methods may be used during both normal and stressed market conditions. Under unusual conditions, a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption in-kind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders. A Fund may redeem shares in-kind during both normal and stressed market conditions. If a Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

A Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of a Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. A Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information
Federal tax law requires that regulated investment companies, such as the Funds, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

Each Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Funds’ standing method at the time of your purchase or upon the sale of covered shares. For all shareholders using a method other than the specific tax lot identification method, the Funds first redeem shares you acquired on or before December 30, 2011, and then apply your elected method to shares acquired after that date. Please refer to the appropriate Treasury regulations or consult your tax adviser with regard to your personal circumstances.

Your Account with the Funds    76

Tools to Combat Frequent Transactions
The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities in the Funds. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Funds, if that shareholder has engaged in four or more “round trips” in a Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interest of Fund shareholders.

Monitoring Trading Practices
The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Funds has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies
Some of the following policies are mentioned above. In general, each Fund reserves the right to:

•	vary or waive any minimum investment requirement;

•
refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Funds via regular or overnight delivery), for any reason;

•
reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

•	reject any purchase or redemption request that does not contain all required documentation; and

•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Your Account with the Funds    77

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege
You may exchange shares of a Fund for the same class of shares in an identically registered account of another North Square Fund (please contact the North Square Funds at 1-855-551-5521 to receive the prospectus. The amount of the exchange must be equal to or greater than the required minimum initial investment (see “Minimum Investments” table). You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Funds or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, each Fund reserves the right to limit the total number of exchanges you can make in any year. There are no sales charges for exchanges of shares.

Conversion of Shares
A share conversion is a transaction in which shares of one class of a Fund are exchanged for shares of another class of the same Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax adviser on your particular circumstances.

Class C shares of a Fund may be converted into another class of shares of the Fund at the direction of a shareholder or its financial intermediary.  To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought. A shareholder or financial intermediary may only convert the shareholder’s Class C shares into another class of shares if the Class C shares are no longer subject to a Contingent Deferred Sales Charge (“CDSC”) or the Adviser has been or will be reimbursed the portion of the CDSC otherwise payable on those shares. Class C shares may only be converted to Class A shares if the conversion is made to facilitate a shareholder’s participation in a fee based or wrap fee program, or in other circumstances subject to the discretion of the Adviser.

Class C shares will automatically convert to Class A shares after the shares have been held for 10 years from the purchase date; the shares will be converted on the next monthly conversion processing date after the 10 year anniversary of purchase (generally, on the fifteenth of the month, or the next business day if the fifteenth is not a business day). It is the responsibility of your financial intermediary and not the Fund, the Transfer Agent, the Distributor or the Adviser to ensure that you are credited with the proper holding period. If your financial intermediary does not have records verifying that your shares have been held for at least 10 years, your Financial Intermediary may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a financial intermediary that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain financial intermediaries may be subject to different terms or conditions, as set by their financial intermediary, in connection with such conversions. Please refer to Appendix A or contact your financial intermediary for more information.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by a Fund or your financial intermediary or its designee. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of a Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Funds’ frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Your Account with the Funds    78

The Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.

Availability of Information
Information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge on the Funds’ website at www.northsquareinvest.com. The Prospectus and SAI are also available on the website.

Prospectus and Shareholder Report Mailings
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-551-5521 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-855-551-5521 at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

Additional Information
The Funds enter into contractual arrangements with various parties, including, among others, the Adviser and Sub-Adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

Investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.

DIVIDENDS AND DISTRIBUTIONS

The North Square Oak Ridge Dividend Growth Fund will make distributions of net investment income quarterly. The other Funds will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. A Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

The per share distributions on Class A and Class C shares may be lower than the per share distributions on Class I and Class K shares as a result of the higher distribution/service fees applicable to Class A and Class C shares.

Your Account with the Funds    79

If you buy shares of a Fund just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; (2) to receive all dividends and distributions in cash, or (3) to receive capital gain distributions in cash, while reinvesting net investment income in additional Fund shares. If you wish to change your distribution option, please write to or call the Transfer Agent at least five calendar days before the record date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from a Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of a Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by a Fund (but none of a Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions of investment income that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared. Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Dividends and Distributions        80

If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently at a rate set under Section 3406 of the Code for U.S. residents.

Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to such withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions and, after December 31, 2018, redemption proceeds and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of a Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that a Fund will qualify for treaty benefits.

Federal Income Tax Consequences             81

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in a Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On May 10, 2019, pursuant to a reorganization, each Fund acquired all assets, subject to the liabilities, of its corresponding Predecessor Fund. Upon completion of the reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding share classes of its Predecessor Fund.

The financial information for the periods shown have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with each Predecessor Fund’s audited financial statements, is included in the Predecessor Funds’ annual report, which is available upon request (see back cover).

Financial Highlights    82

North Square Oak Ridge Small Cap Growth Fund FINANCIAL HIGHLIGHTS Class A*

Per share operating performance. For a capital share outstanding throughout each period.

									For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014***
	For the Year Ended May 31,
	2019		2018		2017		2016
Net asset value, beginning of period	$16.85		$34.16		$34.02		$41.23		$40.94		$38.74
Income from Investment Operations:
Net investment loss	(0.16)	[1,2]	(0.23)	[1,2]	(0.33)	[1,2]	(0.37)	[1]	(0.21)	[1]	(0.40)	[1]
Net realized and unrealized gain (loss)	(0.34)		5.69		2.62		(4.54)		3.10		2.60
Total from investment operations	(0.50)		5.46		2.29		(4.91)		2.89		2.20
Less Distributions:
From net investment income	—		—		—		—		—		—
From net realized gain	(2.46)		(22.77)		(2.15)		(2.30)		(2.60)		—
Total distributions	(2.46)		(22.77)		(2.15)		(2.30)		(2.60)		—
Net asset value, end of period	$13.89		$16.85		$34.16		$34.02		$41.23		$40.94
Total return[3]	-1.96%		23.85%		6.82%		(12.00)%		7.83%	[4]	5.68%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$109,749		$162,714		$242,299		$357,215		$466,398		$467,897
Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	1.46%		1.40%		1.44%		1.38%		1.34%	[6]	1.39%
After fees waived and expenses absorbed[5]	1.38%		1.38%	[7]	1.39%		1.38%		1.34%	[6]	1.38%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	(1.08)%		(0.97)%		(1.02)%		(1.02)%		(1.03)%	[6]	(1.04)%
After fees waived and expenses absorbed[5]	(1.00)%		(0.95)%		(0.97)%		(1.02)%		(1.03)%	[6]	(1.03)%
Portfolio turnover rate	31%		39%		30%		30%		22%	[4]	23%

*
Financial information from December 1, 2012 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.

***
In connection with the reorganization of the Pioneer Oak Ridge Small Cap Growth Fund into Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014, Class B and Class R per share amounts are included with Class A per share amounts to properly reflect the historic performance of the Fund.

1	Based on average shares outstanding for the period.

2
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

3
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Adviser.  Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.

5	Does not include expenses of the investment companies in which the Fund invests.

6	Annualized.

7
Effective October 5, 2017, the Fund’s adviser had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.39% of average daily net assets of the fund. Prior to October 5, 2017, the annual operating expense limitation was 1.40%.

Financial Highlights    83

North Square Oak Ridge Small Cap Growth Fund FINANCIAL HIGHLIGHTS Class C*

Per share operating performance. For a capital share outstanding throughout each period.

									For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014
	For the Year Ended May 31,
	2019		2018		2017		2016
Net asset value, beginning of period	$7.30		$26.58		$27.12		$33.63		$34.01		$32.42
Income from Investment Operations:
Net investment loss	(0.10)	[1,2]	(0.21)	[1,2]	(0.46)	[1,2]	(0.52)	[1]	(0.29)	[1]	(0.56)	[1]
Net realized and unrealized gain (loss)	(0.25)		3.70		2.07		(3.69)		2.51		2.15
Total from investment operations	(0.35)		3.49		1.61		(4.21)		2.22		1.59
Less Distributions:
From net investment income	—		—		—		—		—		—
From net realized gain	(2.46)		(22.77)		(2.15)		(2.30)		(2.60)		—
Total distributions	(2.46)		(22.77)		(2.15)		(2.30)		(2.60)		—
Net asset value, end of period	$4.49		$7.30		$26.58		$27.12		$33.63		$34.01
Total return[3]	-2.55%		22.93%		6.06%		(12.68)%		7.42%	[4]	4.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,309		$30,498		$46,077		$71,123		$95,018		$92,622
Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	2.19%		2.12%		2.13%		2.17%		2.12%	[6]	2.08%
After fees waived and expenses absorbed[5]	2.11%		2.11%	[7]	2.11%		2.16%		2.12%	[6]	2.08%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	(1.80)%		(1.69)%		(1.71)%		(1.81)%		(1.81)%	[6]	(1.74)%
After fees waived and expenses absorbed[5]	(1.72)%		(1.68)%		(1.69)%		(1.80)%		(1.81)%	[6]	(1.74)%
Portfolio turnover rate	31%		39%		30%		30%		22%	[4]	23%

*
Financial information from December 1, 2012 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.

1	Based on average shares outstanding for the period.

2
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

3
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Adviser.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the CDSC were included, total return would be lower.  These returns include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.

5	Does not include expenses of the investment companies in which the Fund invests.

6	Annualized.

7
Effective October 5, 2017, the Fund’s adviser had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 2.14% of average daily net assets of the fund. Prior to October 5, 2017, the annual operating expense was 2.30%.

Financial Highlights    84

North Square Oak Ridge Small Cap Growth Fund FINANCIAL HIGHLIGHTS Class I*[7]

Per share operating performance. For a capital share outstanding throughout each period.

									For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014
	For the Year Ended May 31,
	2019		2018		2017		2016
Net asset value, beginning of period	$18.29		$35.25		$34.92		$42.12		$41.69		$39.31
Income from Investment Operations:
Net investment loss	(0.13)	[1,2]	(0.19)	[1,2]	(0.22)	[1,2]	(0.25)	[1]	(0.15)	[1]	(0.26)	[1]
Net realized and unrealized gain (loss)	(0.35)		6.00		2.70		(4.65)		3.18		2.64
Total from investment operations	(0.48)		5.81		2.48		(4.90)		3.03		2.38
Less Distributions:
From net investment income	—		—		—		—		—		—
From net realized gain	(2.46)		(22.77)		(2.15)		(2.30)		(2.60)		—
Total distributions	(2.46)		(22.77)		(2.15)		(2.30)		(2.60)		—
Net asset value, end of period	$15.35		$18.29		$35.25		$34.92		$42.12		$41.69
Total return[3]	-1.67%		24.19%		7.23%		(11.74)%		8.03%	[4]	6.05%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$64,501		$172,935		$1,040,256		$1,657,047		$1,842,921		$1,591,679
Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	1.22%		1.05%		1.09%		1.10%		1.05%	[6]	1.00%
After fees waived and expenses absorbed[5]	1.14%		1.06%	[8]	1.04%		1.04%		1.05%	[6]	1.00%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	(0.84)%		(0.63)%		(0.67)%		(0.75)%		(0.74)%	[6]	(0.65)%
After fees waived and expenses absorbed[5]	(0.75)%		(0.64)%		(0.62)%		(0.69)%		(0.74)%	[6]	(0.65)%
Portfolio turnover rate	31%		39%		30%		30%		22%	[4]	23%

*
Financial information from December 1, 2012 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.

1	Based on average shares outstanding for the period.

2
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

3
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Adviser.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.

5	Does not include expenses of the investment companies in which the Fund invests.

6	Annualized.

7	Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.

8
Effective October 5, 2017, the Fund’s adviser had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.14% of average daily net assets of the fund. Prior to October 5, 2017, the annual operating expense limitation was 1.05%.

Financial Highlights    85

North Square Oak Ridge Small Cap Growth Fund FINANCIAL HIGHLIGHTS Class K*

Per share operating performance. For a capital share outstanding throughout each period.

									For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014
	For the Year Ended May 31,
	2019		2018		2017		2016
Net asset value, beginning of period	$18.05		$35.02		$34.66		$41.77		$41.35		$38.94
Income from Investment Operations:
Net investment loss	(0.11)	[1,2]	(0.14)	[1,2]	(0.17)	[1,2]	(0.20)	[1]	(0.12)	[1]	(0.21)	[1]
Net realized and unrealized gain (loss)	(0.34)		5.94		2.68		(4.61)		3.14		2.62
Total from investment operations	(0.45)		5.80		2.51		(4.81)		3.02		2.41
Less Distributions:
From net investment income	—		—		—		—		—		—
From net realized gain	(2.46)		(22.77)		(2.15)		(2.30)		(2.60)		—
Total distributions	(2.46)		(22.77)		(2.15)		(2.30)		(2.60)		—
Net asset value, end of period	$15.14		$18.05		$35.02		$34.66		$41.77		$41.35
Total return[4]	-1.51%		24.34%		7.34%		(11.59)%		8.08%	[5]	6.19%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,405		$23,426		$103,403		$141,566		$130,003		$86,265
Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[6]	1.08%		0.96%		0.93%		0.92%		0.90%	[7]	0.88%
After fees waived and expenses absorbed[6]	1.00%		0.95%	[8]	0.91%		0.91%		0.90%	[7]	0.88%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed[6]	(0.69)%		(0.53)%		(0.51)%		(0.57)%		0.59%	[7]	(0.54)%
After fees waived and expenses absorbed[6]	(0.61)%		(0.52)%		(0.49)%		(0.56)%		0.59%	[7]	(0.54)%
Portfolio turnover rate	31%		39%		30%		30%		22%	[5]	23%

*
Financial information from December 20, 2012 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.

***	Class K shares were first publicly offered on December 20, 2012.

1	Based on average shares outstanding for the period.

2
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

3
The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

4
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Adviser.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5	Not annualized.

6	Does not include expenses of the investment companies in which the Fund invests.

7	Annualized.

8
Effective October 5, 2017, the Fund’s adviser had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.99% of average daily net assets of the fund. Prior to October 5, 2017, the annual operating expense limitation was 0.92%.

Financial Highlights    86

North Square International Small Cap Fund FINANCIAL HIGHLIGHTS Class A

Per share operating performance. For a capital share outstanding throughout each period.

					For the Period December 1, 2015* through May 31, 2016
	For the Year Ended May 31,
	2019	2018		2017
Net asset value, beginning of period	$12.70	$12.69		$10.95	$10.68
Income from Investment Operations:
Net investment income (loss)[1]	0.04	0.16		0.11	0.06
Net realized and unrealized gain (loss)	(2.23)	1.10		1.78	0.19
Net increase from reimbursement by affiliate for investment transaction loss	—	—	[2]	—	—	[2]
Total from investment operations	(2.19)	1.26		1.89	0.25
Less Distributions:
From net investment income	(0.14)	(0.13)		(0.11)	—
From net realized gain	(0.75)	(1.12)		(0.04)	—
Total distributions	(0.89)	(1.25)		(0.15)	—
Contribution to capital from affiliate	—	—		—	0.02
Net asset value, end of period	$9.62	$12.70		$12.69	$10.95
Total return[3]	-17.14%	9.90%		17.52%	2.53%	[4,5]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,825	$20,462		$4,812	$2,151
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.99%	1.78%		2.22%	2.43%	[6]
After fees waived and expenses absorbed	1.50%	1.50%		1.50%	1.50%	[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.10)%	0.93%		0.25%	0.25%	[6]
After fees waived and expenses absorbed	0.39%	1.21%		0.97%	1.18%	[6]
Portfolio turnover rate	204%	234%		124%	76%	[5]

*	Commencement of operations.

1	Based on average shares outstanding for the period.

2	Amount represents less than $0.01 per share.

3
Total returns would have been lower had expenses not been waived or absorbed by the Adviser.  Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	In 2016, 0.19% of the fund’s total return consists of a voluntary reimbursement by an affiliate for investment transaction losses.

5	Not annualized.

6	Annualized.

Financial Highlights    87

North Square International Small Cap Fund FINANCIAL HIGHLIGHTS Class I

Per share operating performance. For a capital share outstanding throughout each period.

					For the Period September 30, 2015* through May 31, 2016
	For the Year Ended May 31,
	2019	2018		2017
Net asset value, beginning of period	$12.72	$12.71		$10.97	$10.00
Income from Investment Operations:
Net investment income[1]	0.07	0.19		0.14	0.07
Net realized and unrealized gain (loss)	(2.23)	1.10		1.77	0.87
Net increase from reimbursement by affiliate for investment transaction loss (Note 4)	—	—		—	0.03
Total from investment operations	(2.16)	1.29		1.91	0.97
Contribution to capital from affiliate (Note 4)	—	—	[2]	—	—	[2]
Less Distributions:
From net investment income	(0.17)	(0.16)		(0.13)	—
From net realized gain	(0.75)	(1.12)		(0.04)	—
Total distributions	(0.92)	(1.28)		(0.17)	—
Net asset value, end of period	$9.64	$12.72		$12.71	$10.97
Total return[3]	-16.85%	10.07%		17.70%	9.70%	[4,5]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$39,569	$100,887		$49,889	$28,341
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.74%	1.53%		1.97%	2.12%	[6]
After fees waived and expenses absorbed	1.25%	1.25%		1.25%	1.25%	[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.15%	1.18%		0.50%	0.08%	[6]
After fees waived and expenses absorbed	0.64%	1.46%		1.22%	0.95%	[6]
Portfolio turnover rate	204%	234%		124%	76%	[5]

*	Commencement of operations.

1	Based on average shares outstanding for the period.

2	Amount represents less than $0.01 per share.

3
Total returns would have been lower had expenses not been waived by the Adviser.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	In 2016, 0.40% of the fund’s total return consists of a voluntary reimbursement by an affiliate for investment transaction losses.

5	Not annualized.

6	Annualized.

Financial Highlights    88

Financial Highlights    89

North Square Dynamic Small Cap Fund FINANCIAL HIGHLIGHTS Class A

Per share operating performance. For a capital share outstanding throughout each period.

				For the Period December 1, 2015* through May 31, 2016
	For the Year Ended May 31,
	2019	2018	2017
Net asset value, beginning of period	$15.06	$12.03	$9.97	$10.97
Income from Investment Operations:
Net investment loss[1]	(0.04)	(0.03)	(0.05)	(0.02)
Net realized and unrealized gain (loss)	(1.31)	3.10	2.14	(0.95)
Total from investment operations	(1.35)	3.07	2.09	(0.97)
Less Distributions:
From net investment income	—	—	—	(0.01)
From net realized gain	(2.28)	(0.04)	(0.03)	(0.02)
Total distributions	(2.28)	(0.04)	(0.03)	(0.03)
Net asset value, end of period	$11.43	$15.06	$12.03	$9.97
Total return[2]	-8.67%	25.59%	21.01%	(8.81)%	[3]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$304	$80	$68	$32
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.27%	2.14%	20.14%	38.27%	[4]
After fees waived and expenses absorbed	1.40%	1.40%	1.40%	1.40%	[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(1.16)%	(0.96)%	(19.22)%	(37.24%)	[4]
After fees waived and expenses absorbed	(0.29)%	(0.22)%	(0.48)%	(0.37%)	[4]
Portfolio turnover rate	133%	170%	181%	78%	[3]

*	Commencement of operations.

1	Based on average shares outstanding for the period.

2
Total returns would have been lower had expenses not been waived or absorbed by the Adviser.  Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.

4	Annualized.

Financial Highlights    90

North Square Dynamic Small Cap Fund FINANCIAL HIGHLIGHTS Class I

Per share operating performance. For a capital share outstanding throughout each period.

					For the Period September 30, 2015* through May 31, 2016
	For the Year Ended May 31,
	2019	2018		2017
Net asset value, beginning of period	$15.14	$12.07		$9.98	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.01)	—	[2]	(0.03)	—	[2]
Net realized and unrealized gain (loss)	(1.31)	3.11		2.15	0.01
Total from investment operations	(1.32)	3.11		2.12	0.01
Less Distributions:
From net investment income	—	—		—	(0.01)
From net realized gain	(2.28)	(0.04)		(0.03)	(0.02)
Total distributions	(2.28)	(0.04)		(0.03)	(0.03)
Net asset value, end of period	$11.54	$15.14		$12.07	$9.98
Total return[3]	-8.42%	25.83%		21.29%	0.16%	[4]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,389	$28,279		$1,167	$799
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.02%	1.89%		19.89%	36.44%	[5]
After fees waived and expenses absorbed	1.15%	1.15%		1.15%	1.15%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.91)%	(0.71)%		(18.97)%	(35.29)%	[5]
After fees waived and expenses absorbed	(0.04)%	0.03%		(0.22)%	0.00%	[5]
Portfolio turnover rate	133%	170%		181%	78%	[4]

*	Commencement of operations.

1	Based on average shares outstanding for the period.

2	Amount represents less than $0.01 per share.

3
Total returns would have been lower had expenses not been waived by the Adviser.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.

5	Annualized.

Financial Highlights    91

North Square Oak Ridge Disciplined Growth Fund FINANCIAL HIGHLIGHTS Class I

Per share operating performance. For a capital share outstanding throughout each period.

					For the Period July 29, 2016* through May 31, 2017
	For the Year Ended May 31,
	2019		2018
Net asset value, beginning of period	$13.16		$11.03		$10.00
Income from Investment Operations:
Net investment income[1]	—	[2]	0.01		0.03
Net realized and unrealized gain	0.88		2.12		1.02
Total from investment operations	0.88		2.13		1.05
Less Distributions:
From net investment income	—		—	[2]	(0.02)
From net realized gain	(0.10)		—		—
Total distributions	(0.10)		—		—
Net asset value, end of period	$13.94		$13.16		$11.03
Total return[3]	6.80%		19.31%		10.58%	[4]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,823		$14,285		$281
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.04%		1.99%		45.40%	[5]
After fees waived and expenses absorbed	0.95%		0.95%		0.95%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.10)%		(0.96)%		(44.13)%	[5]
After fees waived and expenses absorbed	(0.01)%		0.08%		0.32%	[5]
Portfolio turnover rate	18%		74%		116%	[4]

*	Commencement of operations.

1	Based on average shares outstanding for the period.

2	Amount represents less than $0.01 per share.

3
Total returns would have been lower had expenses not been waived or absorbed by the Adviser.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.

5	Annualized.

Financial Highlights    92

North Square Multi Strategy Fund FINANCIAL HIGHLIGHTS Class A*

Per share operating performance. For a capital share outstanding throughout each period.

									For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014***
	For the Year Ended May 31,
	2019		2018		2017		2016
Net asset value, beginning of period	$26.95		$22.81		$19.77		$20.35		$19.55		$17.40
Income from Investment Operations:
Net investment income (loss)[7]	(0.06)	[1]	(0.16)	[1]	—	[1,2]	(0.02)	[1]	(0.02)	[1]	(0.05)	[1]
Net realized and unrealized gain (loss)	(1.60)		4.30		3.04		(0.56)		0.82		2.20
Total from investment operations	(1.66)		4.14		3.04		(0.58)		0.80		2.15
Less Distributions:
From net realized gain	(8.37)		—		—		—		—		—
Total distributions	(8.37)		—		—		—		—		—
Net asset value, end of period	$16.92		$26.95		$22.81		$19.77		$20.35		$19.55
Total return[3]	-4.88%		18.15%		15.38%		(2.85)%		4.09%	[4]	12.36%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$33,287		$41,570		$40,399		$39,346		$44,427		$44,742
Ratio of expenses to average net assets:
Before fees waived/recovered[6]	0.82%		0.93%	[8]	1.63%		1.54%		1.61%	[5]	1.59%
After fees waived/recovered[6]	1.00%		1.13%	[8]	1.20%		1.20%		1.20%	[5]	1.23%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered[6,7]	(0.09)%		(0.43)%		(0.43)%		(0.45)%		(0.65)%	[5]	(0.61)%
After fees waived/recovered[6,7]	(0.27)%		(0.63)%		0.00%		(0.11)%		(0.24)%	[5]	(0.25)%
Portfolio turnover rate	17%		117%		17%		23%		11%	[4]	29%

*
Financial information from December 1, 2012 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.

***
In connection with the reorganization of the Pioneer Oak Ridge Large Cap Growth Fund into Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014, Class B and Class R per share amounts are included with Class A per share amounts to properly reflect the historic performance of the Fund.

1	Based on average shares outstanding for the period.

2	Amount represents less than $0.01 per share.

3
Total returns would have been lower had expenses not been waived or absorbed by the Adviser.  Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.

5	Annualized.

6	Does not include expenses of the investment companies in which the Fund invests.

7
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

8	The Adviser does not receive management fees for Fund assets invested in other series of the Trust advised by the Adviser (affiliated investments).

Financial Highlights    93

North Square Multi Strategy Fund FINANCIAL HIGHLIGHTS Class C*

Per share operating performance. For a capital share outstanding throughout each period.

									For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014
	For the Year Ended May 31,
	2019		2018		2017		2016
Net asset value, beginning of period	$23.94		$20.41		$17.86		$18.54		$17.89		$16.07
Income from Investment Operations:
Net investment loss[6]	(0.19)	[1]	(0.30)	[1]	(0.17)	[1]	(0.18)	[1]	(0.10)	[1]	(0.18)	[1]
Net realized and unrealized gain (loss)	(1.46)		3.83		2.72		(0.50)		0.75		2.00
Total from investment operations	(1.65)		3.53		2.55		(0.68)		0.65		1.82
Less Distributions:
From net realized gain	(8.37)		—		—		—		—		—
Total distributions	(8.37)		—		—		—		—		—
Net asset value, end of period	$13.92		$23.94		$20.41		$17.86		$18.54		$17.89
Total return[2]	-5.55%		17.30%		14.28%		(3.67)%		3.63%	[3]	11.33%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,503		$13,247		$13,251		$15,876		$18,532		$19,527
Ratio of expenses to average net assets:
Before fees waived/recovered[5]	1.59%		1.66%	[7]	2.20%		2.24%		2.30%	[4]	2.19%
After fees waived/recovered[5]	1.78%		1.86%	[7]	2.10%		2.10%		2.10%	[4]	2.10%
Ratio of net investment loss to average net assets:
Before fees waived/recovered[5,6]	(0.87)%		(1.16)%		(1.00)%		(1.15)%		(1.34)%	[4]	(1.21)%
After fees waived/recovered[5,6]	(1.05)%		(1.36)%		(0.90)%		(1.01)%		(1.14)%	[4]	(1.12)%
Portfolio turnover rate	17%		117%		17%		23%		11%	[3]	29%

*
Financial information from December 1, 2012 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.

1	Based on average shares outstanding for the period.

2
Total returns would have been lower had expenses not been waived or absorbed by the Adviser.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the CDSC were included, total return would be lower.  These returns include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.

4	Annualized.

5	Does not include expenses of the investment companies in which the Fund invests.

6
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

7	The Adviser does not receive management fees for Fund assets invested in other series of the Trust advised by the Adviser (affiliated investments).

Financial Highlights    94

North Square Multi Strategy Fund FINANCIAL HIGHLIGHTS Class I*[5]

Per share operating performance. For a capital share outstanding throughout each period.

									For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014
	For the Year Ended May 31,
	2019		2018		2017		2016
Net asset value, beginning of period	$27.53		$23.24		$20.14		$20.72		$19.90		$17.69
Income from Investment Operations:
Net investment income (loss)[7]	0.02	[1,2]	(0.10)	[1]	0.01	[1]	(0.02)	[1]	(0.02)	[1]	(0.02)	[1]
Net realized and unrealized gain (loss)	(1.59)		4.39		3.09		(0.56)		0.84		2.23
Total from investment operations	(1.57)		4.29		3.10		(0.58)		0.82		2.21
Less Distributions:
From net realized gain	(8.37)		—		—		—		—		—
Total distributions	(8.37)		—		—		—		—		—
Net asset value, end of period	$17.59		$27.53		$23.24		$20.14		$20.72		$19.90
Total return[2]	-4.23%		18.46%		15.39%		(2.80)%		4.12%	[3]	12.49%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,919		$12,434		$13,561		$14,172		$16,361		$16,206
Ratio of expenses to average net assets:
Before fees waived/recovered[6]	0.44%		0.72%	[8]	1.26%		1.22%		1.15%	[4]	1.09%
After fees waived/recovered[6]	0.62%		0.88%	[8]	1.17%		1.17%		1.15%	[4]	1.09%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered[6,7]	0.29%		(0.22)%		(0.06)%		(0.13)%		(0.19)%	[4]	(0.10)%
After fees waived/recovered[6,7]	0.10%		(0.38)%		0.03%		(0.08)%		(0.19)%	[4]	(0.10)%
Portfolio turnover rate	17%		117%		17%		23%		11%	[3]	29%

*
Financial information from December 1, 2012 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.

1	Based on average shares outstanding for the period.

2
Total returns would have been lower had expenses not been waived or absorbed by the Adviser.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.

4	Annualized.

5	Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.

6	Does not include expenses of the investment companies in which the Fund invests.

7
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

8	The Adviser does not receive management fees for Fund assets invested in other series of the Trust advised by the Adviser (affiliated investments).

Financial Highlights    95

North Square Oak Ridge Dividend Growth Fund FINANCIAL HIGHLIGHTS Class A

Per share operating performance. For a capital share outstanding throughout each period.

	For the Year Ended May 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.54	$13.59	$12.00	$12.75	$11.59
Income from Investment Operations:
Net investment income[1]	0.20	0.20	0.18	0.17	0.14
Net realized and unrealized gain (loss)	0.82	1.92	1.71	(0.57)	1.17
Total from investment operations	1.02	2.12	1.89	(0.40)	1.31
Less Distributions:
From net investment income	(0.20)	(0.16)	(0.16)	(0.17)	(0.14)
From net realized gain	(0.22)	(0.01)	(0.14)	(0.18)	(0.01)
Total distributions	(0.42)	(0.17)	(0.30)	(0.35)	(0.15)
Net asset value, end of period	$16.14	$15.54	$13.59	$12.00	$12.75
Total return[2]	6.73%	15.64%	15.91%	(3.09)%	11.38%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$907	$146	$129	$101	$67
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.62%	3.18%	36.49%	42.68%	51.52%
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.06)%	(0.58)%	(33.82)%	(39.98)%	(49.16)%
After fees waived and expenses absorbed	1.31%	1.35%	1.42%	1.45%	1.11%
Portfolio turnover rate	15%	30%	22%	11%	18%

1	Based on average shares outstanding for the period.

2
Total returns would have been lower had expenses not been waived or absorbed by the Adviser.  Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights    96

North Square Oak Ridge Dividend Growth Fund FINANCIAL HIGHLIGHTS Class I

Per share operating performance. For a capital share outstanding throughout each period.

	For the Year Ended May 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.65	$13.69	$12.08	$12.84	$11.66
Income from Investment Operations:
Net investment income[1]	0.24	0.24	0.21	0.20	0.17
Net realized and unrealized gain (loss)	0.82	1.93	1.73	(0.58)	1.19
Total from investment operations	1.06	2.17	1.94	(0.38)	1.36
Less Distributions:
From net investment income	(0.24)	(0.20)	(0.19)	(0.20)	(0.17)
From net realized gain	(0.22)	(0.01)	(0.14)	(0.18)	(0.01)
Total distributions	(0.46)	(0.21)	(0.33)	(0.38)	(0.18)
Net asset value, end of period	$16.25	$15.65	$13.69	$12.08	$12.84
Total return[2]	6.94%	15.89%	16.25%	(2.92)%	11.75%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,014	$10,036	$372	$320	$329
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.38%	2.93%	36.24%	42.43%	51.27%
After fees waived and expenses absorbed	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.18%	(0.33)%	(33.57)%	(39.73)%	(48.91)%
After fees waived and expenses absorbed	1.56%	1.60%	1.67%	1.70%	1.36%
Portfolio turnover rate	15%	30%	22%	11%	18%

1	Based on average shares outstanding for the period.

2
Total returns would have been lower had expenses not been waived or absorbed by the Adviser.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights    97

APPENDIX A – WAIVERS AND DISCOUNTS AVAILABLE FROM INTERMEDIARIES

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the plan is a group plan (more than one participant), the shares are not held in a commission-based brokerage account and shares are held in the name of the plan through an omnibus account.
•
Shares purchased by or through a 529 Plan.
•
Shares purchased through a Merrill Lynch affiliated investment advisory program.
•
Shares purchased by third party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform.
•
Shares of a Fund purchased through the Merrill Edge Self-Directed platform (if applicable).
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Fund family).
•
Shares exchanged from Class C (i.e. level-load) shares of the same Fund in the month of or following the 10-year anniversary of the purchase date.
•
Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
•
Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in this Prospectus.
•
Shares purchased from the proceeds of redemptions within the same Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A and C Shares Available at Merrill Lynch
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as a part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 ½.
•
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.
•
Shares acquired through a right of reinstatement.
•
Shares held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and C shares only).

Appendix A – Waivers and Discounts    98

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets.
•
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a Fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•
Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Appendix A – Waivers and Discounts    99

Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation rights of accumulation calculation only if the shareholder notifies his or her financial adviser about such assets.
•
Letters of intent will allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial adviser about such assets.

*************

Appendix A – Waivers and Discounts    100

Waiver of Initial Sales Charge on Purchases of Class A Shares by Certain Financial Institutions:

No initial sales charge is imposed on purchases of Class A shares by the following financial institutions that (i) are compensated by clients on a fee-only basis, or (ii) have entered into an agreement with the Funds to offer Class A shares through no-load network or platforms as described in “Net Asset Value Purchases” of this Prospectus:

North Square Oak Ridge Small Cap Growth Fund:

North Square International Small Cap Fund

Charles Schwab & Co
National Financial Services Corporation
TD Ameritrade Clearing, Inc
UBS Financial Services, Inc.

North Square Multi Strategy Fund

American United Life Insurance Co
Ascensus Trust Co/ Ascensus Fin Serv LLC
Charles Schwab & Co
Commonwealth Financial Network
Edward D Jones & Co
First Command Financial Planning, Inc.
Gwn Securities Inc
Hartford Life Insurance Co
Lpl Financial Corporation
M Holdings Securities, Inc.
Matrix Trust Company/ Mscs Financial
Merrill Lynch, Pierce, Fenner, & Smith
MML Distributors LLC
MML Investors Services, LLC
Morgan Stanley Smith Barney
MSI Financial Services Inc
Mutual Of Omaha Investor Services
National Financial Services Corporation
Nationwide Investment Services Corporation
Next Financial Group Inc
Raymond James & Associates Inc
Sagepoint Financial Inc
Signator Financial Services, Inc.
Silver Oak Securities Inc
UBS Financial Services, Inc.
Wells Fargo Clearing Services LLC

North Square Oak Ridge Dividend Growth Fund

Pershing LLC

Appendix A – Waivers and Discounts    101

Appendix A – Waivers and Discounts    102

Investment Adviser
North Square Investments, LLC
10 South LaSalle Street
Chicago, Illinois 60603

Investment Sub-Adviser Oak Ridge Investments, LLC 10 South LaSalle Street Chicago, Illinois 60603	Investment Sub-Adviser Algert Global LLC One Maritime Plaza, Suite 1525 San Francisco, California 94111

Fund Administrator, Transfer Agent and Fund Accountant
U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-551-5521

Custodian
U.S. Bank N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Distributor
Compass Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Counsel to the Trust
Seward & Kissel LLP
901 K Street
Washington, District of Columbia 20001

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

North Square Funds

FOR MORE INFORMATION

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports
Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

The Fund’s SAI is available and annual and semi-annual reports are available, free of charge, on the Funds’ website at www.northsquareinvest.com. You can also obtain a free copy of the Funds’ SAI or annual and semi-annual reports, request other information, or inquire about a Fund by contacting a broker that sells shares of the Funds or by calling the Funds (toll-free) at 1-855-551-5521 or by writing to:

North Square Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Reports and other information about the Funds are also available:

•	Free of charge on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov; or

•	For a duplication fee, by electronic request at the following e-mail address:publicinfo@sec.gov;

(Investment Company Act file no. 811-23373.)

Statement of Additional Information

NORTH SQUARE FUNDS

NORTH SQUARE OAK RIDGE SMALL CAP GROWTH FUND
Class A (ORIGX), Class C (ORICX), Class I (ORIYX), Class K (ORIKX)

NORTH SQUARE INTERNATIONAL SMALL CAP FUND
Class A (ORIAX), Class I (ORIIX)

NORTH SQUARE DYNAMIC SMALL CAP FUND
Class A (ORSAX), Class I (ORSIX)

NORTH SQUARE OAK RIDGE DISCIPLINED GROWTH FUND
Class A (ORDGX), Class I (ODGIX)

NORTH SQUARE MULTI STRATEGY FUND
Class A (ORILX), Class C (ORLCX), Class I (PORYX)

NORTH SQUARE OAK RIDGE DIVIDEND GROWTH FUND
Class A (ORDAX), Class I (ORDNX)

September 27, 2019

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated September 27, 2019, as may be amended from time to time of the North Square Oak Ridge Small Cap Growth Fund, North Square International Small Cap Fund, North Square Dynamic Small Cap Fund, North Square Oak Ridge Disciplined Growth Fund, North Square Multi Strategy Fund, and North Square Oak Ridge Dividend Growth Fund (each, a “Fund,” and collectively, the “Funds”). Each Fund is a series of North Square Investments Trust (the “Trust”). North Square Investments, LLC (“North Square” or the “Adviser”) is the investment adviser to the Funds. A copy of the Funds’ Prospectus may be obtained on the Funds’ website, www.northsquareinvest.com, or by contacting the Funds at the address or telephone number specified below. The Funds and Predecessor Funds’ (as defined below) Annual Report to shareholders for the fiscal year ended May 31, 2019, is incorporated by reference herein. A copy of the Predecessor Funds’ Annual Report can be obtained by contacting the Funds at the address or telephone number specified below.

North Square Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-551-5521

THE TRUST AND THE FUNDS

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 2, 2018. The Trust currently consists of several series of shares of beneficial interest. This SAI relates only to the Funds and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

Each of the Funds are the successors in interest to certain former series of another registered investment company, Investment Managers Series Trust (the “IMST Trust”), that had similar names and substantially the same investment strategies as the Funds (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”):

The North Square Oak Ridge Small Cap Growth Fund is the successor to the Oak Ridge Small Cap Growth Fund, a series of the IMST Trust.

The North Square International Small Cap Fund is the successor to the Oak Ridge International Small Cap Fund, a series of the IMST Trust.

The North Square Dynamic Small Cap Fund is the successor to the Oak Ridge Dynamic Small Cap Fund, a series of the IMST Trust.

The North Square Oak Ridge Disciplined Growth Fund is the successor to the Oak Ridge Disciplined Growth Fund, a series of the IMST Trust.

The North Square Multi Strategy Fund is the successor to the Oak Ridge Multi Strategy Fund, a series of the IMST Trust.

The North Square Oak Ridge Dividend Growth Fund is the successor to the Oak Ridge Dividend Growth Fund, a series of the IMST Trust.

Each of the Predecessor Funds were advised by Oak Ridge Investments, LLC (“Oak Ridge”), and the Oak Ridge International Small Cap Fund and Oak Ridge Dynamic Small Cap Fund were sub-advised by Algert Global, LLC (a “Sub-Adviser” and together with Oak Ridge, the “Sub-Advisers”). Shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into the corresponding Funds, and effective as of the close of business on May 10, 2019, the assets and liabilities of each of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Funds. Each Fund succeeded to the performance, financial and other historical information of those of the corresponding Predecessor Fund. Any historical information provided for a Fund that relates to periods prior to the close of business on May 10, 2019 is that of the corresponding Predecessor Fund.

On July 18, 2017, the Predecessor Fund to the North Square Oak Ridge Multi Strategy Fund changed its name and investment strategies. Prior to July 18, 2017, the Predecessor Fund was named the Oak Ridge Large Cap Growth Fund and invested primarily in equity securities of large capitalization companies with above average potential for earnings growth.
The Oak Ridge Multi Strategy Fund and the Oak Ridge Small Cap Growth Fund were successors in interest to the Pioneer Oak Ridge Large Cap Growth Fund and the Pioneer Oak Ridge Small Cap Growth Fund, respectively, former series of another registered investment company, Pioneer Series Trust I (the “Pioneer Trust”), that had the same investment objective and substantially the same investment strategies as the corresponding Predecessor Funds (each, a “Prior Predecessor Fund” and together, the “Prior Predecessor Funds”). Each of the Prior Predecessor Funds were advised by Pioneer Investment Management, Inc. and sub-advised by Oak Ridge. Shareholders of the Prior Predecessor Funds approved the reorganization of the Prior Predecessor Funds with and into the corresponding Predecessor Funds, and effective as of the close of business on October 17, 2014, the assets and liabilities of each of the Prior Predecessor Funds were transferred to the IMST Trust in exchange for shares of each of the applicable Predecessor Funds. Each Predecessor Fund had succeeded to the performance, financial and other historical information of those of the corresponding Prior Predecessor Fund.
The Pioneer Oak Ridge Large Cap Growth Fund and the Pioneer Oak Ridge Small Cap Growth Fund were successors in interest to the Oak Ridge Large Cap Equity Fund and the Oak Ridge Small Cap Equity Fund, respectively, former series of another registered investment company, Oak Ridge Funds, Inc. (the “Corporation”), that had the same investment objective and substantially the same investment strategies as the corresponding Predecessor Funds (each, an “Initial Predecessor Fund” and together, the “Initial Predecessor Funds”). The Corporation was organized as a Maryland corporation and was incorporated on October 15, 1993. Each of the Initial Predecessor Funds were advised by Oak Ridge. Shareholders of the Initial Predecessor Funds approved the reorganization of the Initial Predecessor Funds with and into the corresponding Prior Predecessor Funds, and effective as of the close of business on February 13, 2004, the assets and liabilities of each of the Initial Predecessor Funds were transferred to the Pioneer Trust in exchange for shares of each of the applicable Prior Predecessor Funds. Each Prior Predecessor Fund had succeeded to the performance, financial and other historical information of those of the corresponding Initial Predecessor Fund.

Each Fund is a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

The North Square Oak Ridge Small Cap Growth Fund currently offers four classes of shares: Class A, Class C, Class I, and Class K. The North Square Multi Strategy Fund currently offers three classes of shares: Class A, Class C, and Class I. The North Square Oak Ridge Dividend Growth Fund, the North Square International Small Cap Fund, the North Square Dynamic Small Cap Fund, and the North Square Oak Ridge Disciplined Growth Fund offer two classes of shares: Class A and Class I. Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each class of shares of a Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments. Each class of shares also has exclusive voting rights with respect to its distribution fees.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The Funds’ principal investment strategies and the summaries of risks associated with the same are described in the Funds’ Prospectus. The discussion below provides additional information pertaining to those principal investment strategies and related risks, as well as additional information about other investment strategies that the Funds may utilize and related risks that may apply to the Funds, even though they are not considered to be “principal” investment strategies of the Fund. Accordingly, an investment strategy and related risk that is described below, but which is not described in the Funds’ Prospectus, should not considered to be a principal investment strategy or principal risk applicable to the Funds.

The Funds may engage in any of the investment strategies or purchase any of the investments described below directly, through their investment in one or more other investment companies, or through hybrid instruments, structured investments, or other derivatives.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

The Funds’ principal investment types and related risks are identified in the table below and described in detail following the table.

Investments and Risks	North Square Oak Ridge Small Cap Growth Fund	North Square International Small Cap Fund	North Square Dynamic Small Cap Fund	North Square Oak Ridge Disciplined Growth Fund	North Square Multi Strategy Fund	North Square Oak Ridge Dividend Growth Fund
Equity Securities
Common Stock	X	X	X	X	X	X
Preferred Stock	X	X	X	X	X	X
Small Cap Stock	X	X	X	X	X
Mid Cap Stock				X	X
Large Cap Stock				X	X	X
Convertible Securities					X
Exchange Traded Funds (“ETFs”)	X	X	X	X	X	X
Initial Public Offerings (“IPOs”)	X	X	X	X	X
Debt Securities
Lower Rated Debt					X
Municipal Bonds					X
Government Obligations					X
Inflation Linked Securities					X
Foreign Investments
Depositary Receipts	X	X	X	X	X	X
Emerging Markets	X	X			X
Real Estate Investment Trusts (“REITs”)	X	X	X	X	X
Warrants and Rights	X			X	X	X
Investment Company Securities	X	X	X	X	X	X
Mortgage-Backed Securities					X
Asset-Backed Securities					X
Bank Loans and Loan Participations					X
Short-Term Investments					X

EQUITY SECURITIES

Common Stock

The Funds may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a Fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Small and Mid Cap Stocks

The Funds may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require such Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, such Fund may reduce its exposure to small capitalization securities that have decreased liquidity, which could adversely affect performance.

Each Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Convertible Securities

The Funds may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Exchange-Traded Funds (“ETFs”)

The Funds may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as unit investment trusts (“UITs”). Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

ETF and Mutual Funds. The North Square Oak Ridge Small Cap Growth Fund’s investment in ETFs and mutual funds (including other funds managed by the Adviser), generally reflects the risks of owning the underlying securities the ETF or mutual fund it holds. It may also be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. An ETF may also trade at a discount to its net asset value. Investing in ETFs or mutual funds may involve duplication of advisory fees and certain other expenses. The North Square Oak Ridge Small Cap Growth Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Initial Public Offerings (Applies to all Funds except for the Oak Ridge Dividend Growth Fund)

Each Fund may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or micro-cap size. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.

DEBT SECURITIES

The Funds may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed, instead payments “float” relative to a reference rate, such as LIBOR. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. Certain additional risk factors related to debt securities are sensitivity to interest rate and economic changes, payment expectations, and liquidity and valuation.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the debt securities or other instruments based on or referencing LIBOR in which the Fund invests cannot yet be determined. The transition process might lead to increased volatility and decreased liquidity in markets that currently rely on LIBOR to determine interest rates. The phasing out of LIBOR could also lead to a reduction in the value of some LIBOR-based investments held by a Fund and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by a Sub-Adviser to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, a Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, a Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such investments or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, sectors of fixed income securities that have decreased liquidity, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Please refer to “Illiquid and Restricted Securities” below for further discussion of regulatory considerations and constraints relating to investment liquidity.

The Sub-Advisers (as defined below) attempt to reduce the risks described above through diversification of each Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve purchased large quantities of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities on the open market. The Federal Reserve raised the federal funds rate from historically low levels in recent years and has signaled that it intends to continue to do so. To the extent the Federal Reserve continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise. Very low or negative interest rates may magnify a Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of very low or negative interest rates, a Fund may be unable to maintain positive returns).

Changes in fixed-income market conditions, including the recent increases and potential for future increases to the federal funds rate or negative interest rates, may expose fixed-income and related markets to heightened volatility and reduced liquidity for certain Fund investments that may be difficult to sell at favorable prices to meet fund redemption obligations, causing the value of a Fund’s investments and share price to decline. A rise in general interest rates may also result in increased redemptions from a Fund. Very low, negative or changing interest rates may also have unpredictable effects on securities markets in general, directly or indirectly impacting a Fund’s investments, yield and performance. Thus, the Funds currently face a heightened level of interest rate, liquidity and valuation risks.

Because the Funds may invest in derivatives tied to fixed income markets, they may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of a Fund’s portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Lower-Rated Debt Securities

Each Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit a Fund’s ability to sell its securities at prices approximating the values such Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Sub-Advisers will monitor the investment to determine whether its retention will assist in meeting a Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when a Sub-Adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase a Fund’s operating expenses and adversely affect a Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, a Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”) may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent a Fund invests in securities in the lower rating categories, the achievement of such Fund’s investment objective is more dependent on a Sub-Adviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Over-the-Counter Transactions – Fixed Income Securities

The Funds may enter into over-the-counter (“OTC”) transactions involving fixed income securities. Over-the-Counter (“OTC”) transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-Advisers and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. Each Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Municipal Bonds

The Funds may invest in municipal bonds. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

Government Obligations

The Funds may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Inflation-Linked Securities

The Funds may invest in inflation-linked securities. Inflation-linked securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. However, the current market value of the bonds is not guaranteed, and will fluctuate with market conditions. Investments in other inflation-linked securities may not provide a similar guarantee and the principal amount repaid could be less than the original principal if inflation falls over the period.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rise in inflation exceeds the rise in nominal rates, real rates are likely to decline, leading to an increase in the market value of the bonds. Conversely, if the rise in nominal interest rates outpaces the pickup in the rate of inflation, real interest might rise, generating a decline in the market value of the inflation-linked security.

The periodic adjustment of U.S. inflation-linked securities generally is tied to the Consumer Price Index (“CPI”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable country or regional inflation measure calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation-linked securities held by a Fund may experience an increase in original issue value due to inflation-linked adjustments. The inflation-linked growth in the value of these bonds may be reflected in a Fund’s gross income. While inflation-adjusted growth does not result in cash payments to a Fund, the Fund may be required to make distributions to shareholders for any increase in value in excess of the cash actually received by the Fund during the taxable year. A Fund may be required to sell portfolio securities to make these distribution payments. This may lead to higher transaction costs, losses from sale during unfavorable market conditions and higher capital gains taxes. If deflation-linked adjustments decrease the value of inflation-linked securities held by a Fund, income distributions previously made by the Fund during the taxable year may be deemed a return of capital.

FOREIGN INVESTMENTS

The Funds may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect each Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by a Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of any foreign currency-denominated securities and other investments held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and each Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after a Fund’s income has been earned and computed in U.S. Dollars may require such Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time such expenses are paid, such Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

Each Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that a Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by a Fund.

Emerging Markets

Each Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the MSCI, Inc. emerging market indices or other comparable indices. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which a Fund invests.

Depositary Receipts

The Funds may invest in depository receipts. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depositary Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though a Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies such as each Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Each Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

WARRANTS AND RIGHTS

The Funds may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by a Sub-Adviser. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, a Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

INVESTMENT COMPANY SECURITIES

Each Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, UITs and ETFs, to the extent permitted by the applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, a Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. The Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, each Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•
A Fund may own an unlimited amount of the securities of any registered open-end fund or registered UIT that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

•	A Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.
the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.
the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

The North Square International Small Cap Fund, the North Square Oak Ridge Small Cap Growth Fund, the North Square Dynamic Small Cap Fund, the North Square Oak Ridge Disciplined Growth Fund, and the North Square Oak Ridge Dividend Growth Fund observe the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The North Square International Small Cap Fund, the North Square Oak Ridge Small Cap Growth Fund, the North Square Dynamic Small Cap Fund, the North Square Oak Ridge Disciplined Growth Fund, and the North Square Oak Ridge Dividend Growth Fund may invest in shares of securities of registered open-end investment companies or registered UITs subject to the limits of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the North Square International Small Cap Fund may not acquire any securities of registered open-end investment companies or registered UIT in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

In December 2018, the SEC issued a proposed rulemaking package related to investments in other investment vehicles that, if adopted, could require a Fund to adjust its investments accordingly. These adjustments may have an impact on a Fund’s performance and may have negative risk consequences on the investing Fund as well as the underlying investment vehicles.

Acquired funds typically incur fees that are separate from those fees incurred directly by a Fund. Each Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Funds.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a Fund may hold such securities until a Sub-Adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which a Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances a Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities and derivative mortgage-backed securities, and may also invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If a Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, a Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

The residential real estate market in the United States continues to experience unprecedented upheaval. Among other things, the value of residential real estate has decreased significantly. This decrease in value has been more pronounced in some regions of the country but, overall, prices have dropped substantially. These significant decreases have affected the value of both prime and subprime mortgage-backed securities, as payments of principal and interest on residential mortgages have varied due to foreclosures, job losses, and other factors. As a result of these conditions, mortgage-backed securities have lost value, including the “senior” classes of those securities. There can be no assurance of when, or if, the residential real estate market will stabilize or home prices will recover. Accordingly, there can be no assurance that mortgage-backed securities will make payments of principal and interest at the times or in the amounts scheduled.

Asset-Backed Securities

The Funds may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of value of collateral or other assets underlying an asset-based security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may reduce the value of such asset-based security and result in losses to a Fund.

Bank Loans and Loan Participations

The Funds may invest in bank loans and loan participations. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans. A Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a “syndicate”) that is represented by a leading financial institution (or agent bank). The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems or is terminated, a Fund may not recover its investment or recovery may be delayed. Corporate loans may be denominated in currencies other than U.S. Dollars and are subject to the credit risk of nonpayment of principal or interest. Further, substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to the collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many such loans are relatively illiquid and may be difficult to value.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect Fund performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks. For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. A Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require a Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.

A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

SHORT-TERM INVESTMENTS

The Funds may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. The commercial banks issuing these short-term instruments which a Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if a Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, a Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Each Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Sub-Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. A Sub-Adviser may actively expose a Fund to credit risk. However, there can be no guarantee that a Sub-Adviser will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on a Fund.

OTHER INVESTMENT STRATEGIES, POLICIES AND RISKS

MARKET CONDITIONS

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

FOREIGN CURRENCY TRANSACTIONS

Each Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. A Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a Fund may enter into forward contracts to hedge against risks arising from securities a Fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.

If a Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency. A Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if a Sub-Adviser is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

CLOSED-END FUNDS

Each Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in a Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

DEBT SECURITIES

Sovereign Debt Obligations

Each Fund may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

SHORT SALES

The Funds may seek to hedge investments or realize additional gains through the use of short sales. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by a Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid investments) and the maintenance of collateral with its custodian. A Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When a Sub-Adviser believes that the price of a particular security held by a Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a Fund owns for delivery at a specified date in the future. A Fund will incur transaction costs to open, maintain and close short sales against the box.

To the extent a Fund sells securities short (except in the case of short sales “against the box”), it is required to segregate an amount of cash or liquid investments on its records equal to the market price of the securities sold short. The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of a Fund’s assets could affect its portfolio management.

DERIVATIVES

Each Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, decreased liquidity and, to the extent a Sub-Adviser’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, a Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if a Sub-Adviser had been sufficiently hedged with respect to such position.

The Sub-Advisers will not, in general, attempt to hedge all market or other risks inherent in a Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, a Sub-Adviser may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of a Fund’s overall portfolio. Moreover, it should be noted that a Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). A Fund’s portfolio composition may result in various directional market risks remaining unhedged, although a Sub-Adviser may rely on diversification to control such risks to the extent that a Sub-Adviser believes it is desirable to do so.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH Clearnet), rather than a bank or broker. Since each Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. The Funds will make and receive payments owed under cleared derivatives transactions (including margin payments) through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Funds, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, each Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that a Sub-Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, a Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If a Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. Each Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Options on Securities and Securities Indices

The Funds may invest in options on securities and stock indices. A call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option would entitle a Fund, in return for the premium paid, to sell specified securities during the option period. Each Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by a Fund’s custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid investments that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.

In addition to covered call options, each Fund may write uncovered (or “naked”) call options on securities, including shares of ETFs, and indices; however, SEC rules require that a Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. Each Fund may sell index call options. Each Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. A Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When a Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, a Fund establishes an escrow account. The Funds’ custodian (or a securities depositary acting for the custodian) acts as each Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in a Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or a Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by a Fund. Each Fund may enter into similar collateral arrangements with the counterparty when it sells OTC index call options.

When a Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). A Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, a Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by a Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless a Fund has liquid investments sufficient to satisfy the exercise of the index call option, a Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time a Fund is able to sell the securities. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed. If a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of a Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, a Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Code, for qualification of a Fund as a regulated investment company.

Over-the-Counter Options. Each Fund may engage in transactions involving OTC options as well as exchange-traded options. Certain additional risks are specific to OTC options. Each Fund may engage a clearing corporation to exercise exchange-traded options, but if a Fund purchased an OTC option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, each Fund may generally be able to realize the value of an OTC option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes an OTC option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While a Fund will seek to enter into OTC options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. Unless a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate an OTC option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, since each Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

Stock Index Options. Each Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures and Options on Futures

Each Fund may use interest rate, foreign currency, index and other futures contracts. Each Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indices, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Each Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid investments (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn taxable interest income on its initial margin deposits.

A Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option A Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Futures and options on futures are regulated by the Commodity Futures Trading Commission (“CFTC”). Each Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase of a new position are “in-the-money”) may not exceed 5% of a Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of a Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. Therefore, as of the date of this SAI, neither the Trust nor a Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. As of the date of this SAI, neither the Adviser nor the Sub-Advisers are deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to each Fund. In the future, if a Fund’s use of futures, options on futures, or swaps requires the Adviser and Sub-Advisers to register as a commodity pool operator with the CFTC with respect to the Funds, the Adviser and Sub-Advisers will do so at that time.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions. Each Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by a Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid investments to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, a Fund also will segregate liquid investments equivalent to the amount, if any, by which the put is “in the money.”

With respect to options and futures contracts that are cash settled, a Fund is permitted to set aside liquid investments in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than the full notional value. In the case of options and futures contracts that are not cash settled, a Fund will set aside liquid investments equal to the full notional value of the contracts (less any amounts the Fund has posted as margin), while the positions are open.

Stock Index Futures

Each Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Swap Transactions

Each Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

A Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, a Fund will maintain required collateral in a segregated account consisting of U.S. Government securities or cash or cash equivalents.

Total Return Swaps. Each Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indices during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. Each Fund may enter into credit default swap transactions for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by a Fund. A Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, a Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value of the credit default swap will be used to segregate liquid investments for selling protection on credit default swaps. If a Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. When a Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations. The use of swap transactions by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap transaction. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Each Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

Currency Swaps. Each Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps. Each Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by a Fund. In such an instance, a Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps. The Funds may enter into options on swap agreements. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. Each Fund may write (sell) and purchase put and call swaptions. Each Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether a Fund is hedging its assets or its liabilities. Each Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Fund’s use of options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Over-the-Counter Derivatives Transactions

The Funds may enter into OTC derivatives transactions. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, established a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-Advisers and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which a Fund originally dealt. Any such cancellation may require a Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Funds will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Funds. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for a Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Funds that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, a Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. A Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

TEMPORARY INVESTMENTS

Each Fund may take temporary defensive measures that are inconsistent with a Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by a Sub-Adviser. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. Each Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by a Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, each Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. A Fund may not achieve its investment objective during temporary defensive periods.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Adviser or a Sub-Adviser, subject to the seller’s agreement to repurchase and a Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

OTHER STRATEGIES AND RISKS

BORROWING

The Funds may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of a Fund’s shares by increasing a Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, each Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if a Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Funds’ portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

ILLIQUID AND RESTRICTED SECURITIES

Pursuant to Rule 22e-4 under the 1940 Act, each Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented certain portions of a written liquidity risk management program and related procedures (the “Liquidity Program”) that is reasonably designed to assess and manage each Fund’s “liquidity risk” (defined by the SEC as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The remaining portions of the Liquidity Program will be implemented during 2019 in accordance with SEC requirements. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) has approved the designation of the Adviser to administer the Liquidity Program.

Illiquid investments include (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid.

A considerable period of time may elapse between a Fund’s decision to sell illiquid investments and the time when the Fund is able to sell them, during which time the value of the securities could decline. Illiquid investments will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid investments or the depreciation of liquid investments, more than 15% of the value of a Fund’s net assets is invested in illiquid investments, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

The Funds may invest in restricted securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the 1933 Act that have a readily available market usually are not classified as illiquid by a Fund based on relevant market, trading and investment-specific considerations. However, investing in Rule 144A securities could result in decreased liquidity for a Fund if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

A Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act. 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund. Accordingly, 4(2) commercial paper usually is classified as liquid by a Fund based on relevant market, trading and investment-specific considerations.

LARGE SHAREHOLDER RISK

Shares of a Fund may be offered as an investment to certain other investment companies and other large investors. Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. The Funds are subject to the risk that a large investor can purchase or redeem a large percentage of Fund shares at any time. To meet large redemption requests, a Fund may have to hold large uninvested cash positions or sell investments to raise the cash needed to satisfy redemption requests at times when it would not otherwise do so. In turn, a Fund’s performance may suffer and the Fund can incur high turnover, brokerage costs, realize gains or losses at inopportune times, lose money or hold a portfolio with decreased liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A Fund may also experience adverse tax consequences as a result of a large shareholder transaction. Under certain circumstances, a Fund may also experience frequent large shareholder transactions.

REDEMPTION RISK

A Fund may need to sell portfolio securities to meet redemption requests. A Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of the Fund’s shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities have decreased liquidity. In such events, a Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. A Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

LENDING PORTFOLIO SECURITIES

Consistent with applicable regulatory requirements and a Fund’s investment restrictions, each Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Each Funds loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by a Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by a Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of a Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on a Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on a Fund’s investment in such loaned securities. Each Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

DEVELOPMENTS IN THE CHINA REGION

After nearly 30 years of unprecedented growth, the People’s Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China’s regional trading partners to suffer, and could cause further disruption to regional and international trade. In the long run, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

EUROPE—RECENT EVENTS

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the EU. On March 29, 2017, UK Prime Minister Theresa May delivered a letter invoking Article 50 of the Lisbon Treaty and notifying the European Council of the UK’s decision to withdraw from the EU. The letter triggered the two year withdrawal negotiation process, and it was anticipated that the UK would leave the EU (commonly known as “Brexit”) on or before March 29, 2019; however, this date has been extended to October 31, 2019, the outcome of negotiations remains uncertain, and it is possible this date may be extended again. UK businesses are increasingly preparing for a disorderly Brexit, and the consequences for European and UK businesses could be severe. The Funds will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate.  It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. Any of these effects of Brexit could adversely affect any of the companies to which a Fund has exposure and any other assets in which a Fund invests.

Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments due to the interconnected nature of the global economy and capital markets. A Fund may also be susceptible to these events to the extent that a Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

CYBER SECURITY RISK

Like other funds and other parts of the modern economy, the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures, services and parties on which the Funds or their service providers rely, are susceptible to ongoing risks and threats resulting from and related to cyber incidents. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the Funds’ or their service providers’ operations or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of and denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information.

A cyber incident could adversely impact a Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its net asset value or other data, causing the release of private shareholder information (i.e., identity theft or other privacy breaches) or confidential Fund information or otherwise compromising the security and reliability of information, impeding trading, causing reputational damage, and subjecting the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. A cyber incident could also adversely affect the ability of a Fund (and its Investment Manager) to invest or manage the Fund’s assets.

Although the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures on which the Funds or their service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and attempts to mitigate the occurrence or impact of a cyber incident may be unsuccessful. The nature, extent, and potential magnitude of the adverse consequences of a cyber incident cannot be predicted accurately but may result in significant risks and costs to a Fund and its shareholders.

The issuers of securities in which a Fund invests are also subject to the ongoing risks and threats associated with cyber incidents. These incidents could result in adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches). As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents.

The Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures on which the Funds or their service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to a Fund, changes in personnel, and errors caused by third parties or trading counterparties. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Funds or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.

Cyber incidents and operational errors or failures or other technological issues may adversely affect a Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions, including over a potentially extended period. The Funds do not control the cyber security or other operational defense plans or systems of their service providers, intermediaries, companies in which it invests or other third-parties. The value of an investment in Fund shares may be adversely affected by the occurrence of the cyber incidents and operational errors or failures or technological issues summarized above or other similar events and a Fund and its shareholders may bear costs tied to these risks.

OPERATIONAL RISK

An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of the outstanding voting securities of a Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of a Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. Each Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

Each Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

4.
Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. Government, its agencies or instrumentalities);

5.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs;

6.
Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

7.
Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

Each Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

Each Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

In addition, the North Square Oak Ridge Small Cap Growth Fund, the North Square International Small Cap Fund, the North Square Dynamic Small Cap Fund, the North Square Oak Ridge Disciplined Growth Fund, and the North Square Oak Ridge Dividend Growth Fund may invest in shares of securities of registered open-end investment companies or registered UITs subject to the limits of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the North Square International Small Cap Fund may not acquire any securities of registered open-end investment companies or registered UIT in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Funds will not be considered a violation. The North Square Multi Strategy Fund will consider the investments of the underlying funds, when and to the extent such information is available, when applying its concentration policy.

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board consists of four individuals, three of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Sub-Advisers, administrator, distributor, custodian and transfer agent. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board, except that the Sub-Advisers are responsible for making day-to-day investment decisions in accordance with the Funds’ investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The current Trustees and officers of the Trust and their years of birth are listed below with their addresses, present positions with the Trust, term of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.

Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
David B. Boon (1960)	Trustee	08/2018 to present	Chief Financial Officer and Managing Director, Eagle Capital Management, LLC (since 2018); Chief Financial Officer and Partner, Cedar Capital, LLC (2013 – 2018); Managing Director, Putnam Investment Management, LLC (2000 – 2013).	7	N/A
Donald J. Herrema (1952)	Chairman of the Board and Trustee	08/2018 to present	Vice Chair and Chief Investment Officer, Independent Life Insurance Company (since 2018); Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm) (since 2004); Executive Vice Chairman and Senior Advisor at Kennedy Wilson (real estate investment company) (2009 – 2016).	7
Chairman (since 2013) and Director (since 2009), TD Asset Management USA Funds Inc.; Director, Abel Noser Holdings, LLC (since 2016); Member, USC Marshall Business School Board (since 2010); President and Trustee, Christ Church (2008 – 2016); Director, Lepercq de Neuflize (2009 – 2016); Chairman and Trustee Emeritus (since 2014), Trustee (1995 – 2014), Whittier College; Director, FEG Investment Advisors (since 2017); Director, Independent Life Insurance Company (since 2018).

Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Catherine A. Zaharis (1960)	Trustee	08/2018 to present	Director, Professional/ Employer Development, Finance Department (since 2015), Adjunct Lecturer (since 2010), and Business Director, MBA Finance Career Academy (2008 – 2015), University of Iowa, Tippie College of Business; Chair (2013 – 2016), Director (1999 – 2016), and Investment Committee Member (1999 – 2013) and Chair (2003 – 2013), University of Iowa Foundation.	7	Director, The Vantagepoint Funds (2015 – 2016).
Interested Trustee[d]
Mark D. Goodwin (1964)	Trustee and President	08/2018 to present	Chief Executive Officer, North Square Investments LLC (since July 2018); President and Chief Operating Officer (2015 – July 2018) and Executive Vice President (2014 – 2015), Oak Ridge Investments, LLC; Chief Operating Officer, Amundi Pioneer Asset Management Inc. (2005 – 2014).	7	N/A
Officers of the Trust

Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Alan E. Molotsky (1956)	Treasurer and Secretary	08/2018 to present
Chief Financial Officer, Chief Compliance Officer, General Counsel and Senior Managing Director, North Square Investments, LLC (since July 2018); Chief Financial Officer, Chief Compliance Officer, General Counsel and Executive Vice President, Oak Ridge Investments LLC (2004 – July 2018).
				N/A	N/A
David J. Gaspar (1954)	Vice President	08/2018 to present
Chief Operations and Information Officer and Senior Managing Director, North Square Investments, LLC (since July 2018); Chief Operations Officer, Chief Information Officer, Chief Information Security Officer and Executive Vice President, Oak Ridge Investments, LLC (2000 – July 2018).
				N/A	N/A
Douglas N. Tyre (1980)	Chief Compliance Officer	09/2018 to present	Assistant Compliance Director, Cipperman Compliance Services, LLC (since 2014); Client Services & Operations Specialist and Senior Associate, Echo Point Investment Management LLC (2010 – 2014).	N/A	N/A

a.	The business address of each Trustee and officer is c/o North Square Investments, LLC, 10 South LaSalle Street, Suite 1925, Chicago, Illinois 60603.

b.	Trustees and officers serve until their successors are duly elected and qualified.

c.	The term “Fund Complex” applies to the seven portfolios that currently comprise the Trust, which consists of the six Funds and the North Square Global Resources & Infrastructure Fund.

d.	Mr. Goodwin is considered to be an “interested person” of the Trust as that term is defined in the 1940 Act by virtue of his positions with the Adviser.

Additional Information Concerning The Board of Trustees

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Funds in accordance with the provisions of the 1940 Act and other applicable laws. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Delaware law, the Board has all powers necessary and convenient to carry out these responsibilities, including, among other things, the election and removal of the Trust’s officers.

The Board is currently composed of four members, including three Independent Trustees and one Trustee who is affiliated with the Adviser (the “Interested Trustee”). The Board meets periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Trust’s charter documents, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established two standing Committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish additional committees or informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. The Board reviews its structure regularly as part of its annual self-assessment. The Board has determined that its current leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Oversight of Risk Management

The Board oversees risk as part of its general oversight of the Funds. The Board has emphasized to the Adviser, Sub-Advisers and other service providers the importance of maintaining vigorous risk management programs and procedures. The Funds are subject to a number of risks, including investment, liquidity, compliance, financial, operational, and valuation risks, among others. Under the overall supervision of the Board, the Adviser, Sub-Advisers and other service providers perform risk management as part of the day-to-day operations of the Funds. Each of the Adviser, Sub-Advisers and other service providers have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls. The Board has appointed a Chief Compliance Officer for the Trust who oversees the implementation and testing of the Funds’ compliance program and regularly reports to the Board regarding compliance matters for the Funds and their principal service providers. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Various personnel, including the Trust’s Chief Compliance Officer and senior personnel of the Adviser, Sub-Advisers and other service providers (such as the Funds’ independent registered public accounting firm) make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Board Committees

The Board of Trustees has two standing committees: the Audit Committee and the Nominating and Governance Committee (the “Governance Committee”).

The Audit Committee is responsible for advising the full Board with respect to the oversight of accounting, auditing and financial matters affecting the Trust. In performing its oversight function, the Audit Committee has, among other things, specific power and responsibility: (1) to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as deemed appropriate by the Audit Committee, the internal controls of the Funds’ service providers; (2) to oversee the quality, objectivity, and integrity of the Funds’ financial statements and the independent audit thereof; (3) to approve, prior to appointment by the Board, the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, monitor the independent auditor’s qualifications, independence, and performance; and (4) to act as a liaison between the Trust’s independent registered public accounting firm and the Board. The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least semi-annually. The Audit Committee is comprised of all of the Independent Trustees. Mr. Boon is the Chair of the Audit Committee. For the period from the Funds’ commencement of operations on May 10, 2019 to the Funds’ fiscal year ended May 31, 2019, the Audit Committee held no meetings. For the period from June 1, 2018 through May 10, 2019, the audit committee of the Predecessor Funds held two meetings.

The Governance Committee is responsible for assisting the Board with matters related to the periodic review and evaluation of the governance, composition and operations of the Board and its Committees, including the selection and nomination of candidates to serve as Trustees of the Trust and of chairpersons of the Committees. The Governance Committee is comprised of all of the Independent Trustees. Ms. Zaharis is the Chair of the Governance Committee. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust, including biographical information and qualifications of the proposed nominee. The Governance Committee may request additional information deemed reasonably necessary for the Committee to evaluate such nominee. The Governance Committee meets as often as necessary or appropriate to discharge its functions and will meet at least annually. For the period from the Funds’ commencement of operations on May 10, 2019 to the Funds’ fiscal year ended May 31, 2019, the Governance Committee held no meetings. For the period from June 1, 2018 through May 10, 2019, the nominating and governance committee of the Predecessor Funds held one meeting.

Qualifications of the Trustees

The governing documents for the Trust do not set forth any specific qualifications to serve as a Trustee. The charter of the Governance Committee also does not set forth any specific qualifications. The Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills (“Qualifications”) of each Director, including those listed in the chart earlier in this section. Among the Qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information and proposals provided to them regarding the Trust, to interact effectively with each of the other Trustees, the Adviser, Sub-Advisers, independent registered public accounting firm and the other service providers, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s experience working with the other Trustees and management; (3) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (4) the individual’s educational background, professional training, and/or other experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee. The following is a summary of Qualifications that support the conclusion that each individual qualifies to serve as a Trustee of the Trust. Additional details regarding the background of each Trustee is included in the chart earlier in this section.

David B. Boon. Mr. Boon has been a Trustee since August 2018. Mr. Boon has experience in the financial, operations and management areas of the financial industry, including as the chief financial officer at various investment management firms. He has also served as the managing director of a retail and institutional investment management firm and full service defined contribution provider. Mr. Boon has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.

Donald J. Herrema. Mr. Herrema has been a Trustee and Chairman of the Board since August 2018. Mr. Herrema has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director and chairman of the board of directors of another mutual fund complex. He has also served on the boards of directors of a variety of public and private companies and non-profit organizations.

Catherine A. Zahari. Ms. Zaharis has been a Trustee since August 2018. Ms. Zaharis has experience in the financial services industry having served in senior positions at various asset management firms, including an SEC-registered investment adviser. Ms. Zaharis has served on the board of directors of another mutual fund complex. She has also served as a director, chairperson and committee member (as well as committee chair) of the board of directors at an educational organization’s endowment foundation, and she has served on the boards of directors of certain philanthropic and civic leadership organizations.

Mark D. Goodwin. Mr. Goodwin has been a Trustee since August 2018. Mr. Goodwin has over 20 years of direct leadership and management experience in the financial services industry, including as a chief operating officer and chief financial officer of various investment management firms. In addition, Mr. Goodwin’s current position as chief executive officer of the Adviser gives him valuable experience with the day-to-day management of the operation of the Trust, enabling him to provide essential management input to the Board.

Trustee Ownership of Fund Shares and Other Interests

None of the Trustees owned shares of the Predecessor Funds as of the calendar year ended December 31, 2018, which is prior to the inception date of the Funds.

As of the calendar year ended December 31, 2018, none of the Independent Trustees or their immediately family members owned beneficially or of record any securities of the Adviser, any Sub-Adviser, or the Distributor (as defined below), or any of their affiliates. During the two most recently completed calendar years, none of the Independent Trustees or their immediate family members had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, any Sub-Adviser, or the Distributor, or any of their affiliates. In addition, during the two most recently completed calendar years, none of the Independent Trustees or their immediately family members had any material interest, direct or indirect, in any transaction (or series of transactions), in which the amount involved exceeds $120,000 and to which the Adviser, any Sub-Adviser, or the Distributor, or any affiliate thereof, was a party. During the two most recently completed calendar years, none of the Independent Trustees or their immediately family members had any direct or indirect relationship, in which the amount involved exceeds $120,000, with the Adviser, any Sub-Adviser, or the Distributor, or any of their affiliates.

Compensation

Set forth below is the estimated compensation to be received by the Independent Trustees from the Trust for the fiscal year ended May 31, 2020. Each Independent Trustee receives from the Trust an annual retainer of $55,000, plus $5,000 for each regularly scheduled Board meeting attended, $5,000 for each special in-person meeting attended and $2,500 for each special telephonic meeting attended, plus reimbursement of related expenses. The Chairman of the Board receives an additional annual retainer of $10,000, and each of the Chairs of the Audit Committee and the Governance Committee receives an additional annual retainer of $5,000, respectively. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. The Trust does not pay any compensation to the Interested Trustee or the Trust’s officers.

Name of Person/Position	Pension or Retirement Benefits Accrued as Part of the Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[1,2]
David B. Boon	$0	$0	$80,000
Donald J. Herrema	$0	$0	$85,000
Catherine A. Zaharis	$0	$0	$80,000

[1]
Estimated annual compensation for the Fund’s fiscal year ended May 31, 2020. For the period from the Funds’ commencement of operations on May 10, 2019 to the Funds’ fiscal year ended May 31, 2019, Trustees’ fees and expenses in the amount of $14,767 were paid by the Trust.

[2]
The term “Fund Complex” applies to the seven portfolios that currently comprise the Trust, which consists of the six Funds and the North Square Global Resources & Infrastructure Fund (offered in a separate Prospectus and SAI).

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. For control persons only, if a control person is a company, the table also indicates the control person’s parent, if any, and the jurisdiction under the laws of which the control person is organized. As of August 30, 2019, the following shareholders were considered to be either a principal shareholder or control person of the Fund:

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
North Square Dynamic Small Cap Fund, Class A
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	UBS Americas Inc.	DE	74.69%	Record
U.S. Bank N.A. Cust. c/o North Square Investments Trust 10 South LaSalle Street Chicago, IL 60603	N/A	N/A	9.42%	Beneficial
Robert W. Baird & Company Inc. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	N/A	N/A	8.55%	Record
North Square Dynamic Small Cap Fund, Class I
CAPINCO c/o U.S. Bank N.A. P.O. Box 1787 Milwaukee, WI 53201-1787	None	None	95.46%	Record
North Square International Small Cap Fund Class A
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	UBS Americas Inc.	DE	43.04%	Record
Charles Schwab and Co Inc. 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	24.59%	Record
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	5.14%	Record
North Square International Small Cap Fund Class I
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	UBS Americas Inc.	DE	86.44%	Record
CAPINCO c/o U.S. Bank N.A. P.O. Box 1787 Milwaukee, WI 53201-1787	N/A	N/A	6.64%	Record
North Square Multi Strategy Fund Class A
Raymond James and Associates Inc. 880 Carillon Parkway St. Petersburg, FL 33716-1100	N/A	N/A	15.66%	Record
Morgan Stanley Smith Barney LLC Plaza 2, 3rd Floor Jersey City, NJ 07311	N/A	N/A	13.30%	Record

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	8.97%	Record
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	N/A	N/A	6.52%	Record
MLPF&S 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	N/A	N/A	5.16%	Record

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
North Square Multi Strategy Fund Class C
Morgan Stanley Smith Barney LLC Plaza 2, 3rd Floor Jersey City, NJ 07311	N/A	N/A	22.13%	Record
Wells Fargo Clearing Services LLC 1 N Jefferson Avenue Saint Louis, MO 63103-2254	N/A	N/A	18.88%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	N/A	N/A	9.49%	Record
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	N/A	N/A	8.35%	Record
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	7.35%	Record
North Square Multi Strategy Fund Class I
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Pershing Group LLC	DE	32.48%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	N/A	N/A	18.93%	Record
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	N/A	N/A	11.09%	Record
Raymond James and Associates Inc. 880 Carillon Parkway St. Petersburg, FL 33716-1100	N/A	N/A	11.07%	Record
Charles Schwab and Co Inc. 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	6.85%	Record
Wells Fargo Clearing Services LLC 1 N Jefferson Avenue Saint Louis, MO 63103-2254	N/A	N/A	6.01%	Record
North Square Oak Ridge Disciplined Growth Fund Class I
CAPINCO c/o U.S. Bank N.A. P.O. Box 1787 Milwaukee, WI 53201-1787	None	None	97.50%	Record
North Square Oak Ridge Dividend Growth Fund Class A
FIIOC 100 Magellan Way Covington, KY 41015-1987	None	None	86.15%	Record
North Square Oak Ridge Dividend Growth Fund Class I
CAPINCO c/o U.S. Bank N.A. 1555 N RiverCenter Drive, Suite 302 Milwaukee, WI 53212-3958	None	None	98.28%	Record
North Square Oak Ridge Small Cap Growth Fund Class A
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	9.46%	Record

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
MLPF&S 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	N/A	N/A	8.26%	Record
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	N/A	N/A	7.57%	Record
Wells Fargo Clearing Services LLC 1 N Jefferson Avenue Saint Louis, MO 63103-2254	N/A	N/A	6.40%	Record
North Square Oak Ridge Small Cap Growth Fund Class C
Wells Fargo Clearing Services LLC 1 N Jefferson Avenue Saint Louis, MO 63103-2254	N/A	N/A	18.15%	Record
Stifel Nicolaus and Co Inc. 501 N Broadway Saint Louis, MO 63102-2188	N/A	N/A	10.15%	Record
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	8.49%	Record
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	N/A	N/A	8.14%	Record
Raymond James and Associates Inc. 880 Carillon Parkway St. Petersburg, FL 33716-1100	N/A	N/A	8.11%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	N/A	N/A	7.51%	Record
MLPF&S 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	N/A	N/A	6.48%	Record
UBS WM USA 1000 Harbor Boulevard Weehawken NJ 07086-6761	N/A	N/A	5.65%	Record
North Square Oak Ridge Small Cap Growth Fund Class K
Mid Atlantic Trust Company 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	None	None	43.99%	Record
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	15.57%	Record
Edward D Jones and Co 12555 Manchester Road Saint Louis, MO 63131-3710	N/A	N/A	14.50%	Record
Voya Retirement Insurance and Annuity Company One Orange Way, B3N Windsor, CT 06095-4773	N/A	N/A	7.88%	Record
North Square Oak Ridge Small Cap Growth Fund Class I
Wells Fargo Clearing Services LLC 1 N Jefferson Avenue Saint Louis, MO 63103-2254	N/A	N/A	24.04%	Record
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	13.86%	Record

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Raymond James and Associates Inc. 880 Carillon Parkway St. Petersburg, FL 33716-1100	N/A	N/A	11.24%	Record
Charles Schwab and Co Inc. 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	6.93%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	N/A	N/A	6.43%	Record
UBS WM USA 1000 Harbor Boulevard Weehawken NJ 07086-6761	N/A	N/A	6.27%	Record
MLPF&S 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	N/A	N/A	5.20%	Record

As of August 30, 2019, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Funds.

The Adviser

As stated in the Prospectus, North Square, 10 South LaSalle Street, Suite 1925, Chicago, Illinois 60603, serves as the investment adviser to each of the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”). As of June 30, 2019, the Adviser had approximately $325 million in assets under management. Prior to the Funds’ commencement of operations on May 10, 2019, Oak Ridge served as the investment adviser to the Predecessor Funds pursuant to an investment advisory agreement (the “Prior Advisory Agreement”). NSI Holdco, LLC is a control person of the Adviser.

Under the Advisory Agreement, the Adviser is responsible for providing or overseeing the provision of all investment management services to the Funds, including furnishing a continuous investment program for each Fund and determining what securities and other investments the Funds should buy and sell. The Adviser, together with the administrator to the Funds, is also responsible for assisting in the supervision and coordination of all aspects of the Fund’s operations, including the coordination of the Fund’s other services providers and the provision of related administrative and other services. The Adviser is authorized to delegate certain of its duties with respect to a Fund to one or more sub-advisers. The Adviser has engaged the Sub-Advisers pursuant to this authority and is responsible for overseeing the Sub-Advisers and recommending their hiring, termination, and replacement for approval by the Board of Trustees. The Adviser is also responsible for determining the portion of the Fund’s assets to be managed by any given sub-adviser and reallocating those assets as necessary from time to time.

For each sub-advised Fund, the Adviser retains overall responsibility for the management and investment of the assets of the Fund. In this capacity, the Adviser plays an active role in overseeing, monitoring and reviewing each Sub-Adviser in the performance of its duties. The Adviser monitors the investment performance of each Sub-Adviser and also evaluates the portfolio management teams to determine whether their investment activities remain consistent with the Funds’ investment objectives, strategies and policies. The Adviser also monitors changes that may impact a Sub-Adviser’s overall business and regularly performs due diligence reviews of each Sub-Adviser. In addition, the Adviser obtains detailed, comprehensive information concerning each Sub-Adviser’s performance and Fund operations and provides regular reports on these matters to the Board of Trustees. In its role as sponsor and primary investment adviser to the Funds, the Adviser assumes reputational and other risks associated with the operation of each Fund and provides the Funds with the ability to use the Adviser’s name and brand, as well as access to other services provided by the Adviser and its affiliates.

The Advisory Agreement will remain in effect with respect to each Fund for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to a Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund, upon giving the Adviser 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Adviser of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of each Fund’s average daily net assets specified in the Prospectus.

Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Funds. The Trust and the Adviser have applied for exemptive relief from the SEC (the “Order”), which would permit the Adviser, on behalf of a Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company (the “Manager-of-Managers Structure”). The Adviser has the ultimate responsibility for overseeing a Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. The Order would also provide relief from certain disclosure obligations with regard to sub-advisory fees. If this relief is granted, a Fund may elect to disclose the aggregate fees payable to the Adviser and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Adviser or its parent company, other than wholly-owned sub-advisers. The Order, if granted, will be subject to various conditions, including that a Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. There can be no assurance that the SEC will grant the Order. If the Order is granted, a Fund may also rely on any other current or future laws, rules or regulatory guidance from the SEC or its staff applicable to the Manager-of-Managers Structure. The sole initial shareholder of each Fund has approved the operation of the Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated sub-adviser, including in the manner that would likely be permitted by the Order, if it is granted.

The Manager-of-Managers Structure would enable the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating sub-advisers or sub-advisory agreements. Operation of the Funds under the Manager-of-Managers Structure does not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to a Fund’s sub-advisers or any material changes to sub‑advisory agreements within 90 days of the change.

The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential sub-advisers or their affiliates, which may create a conflict of interest.  However, in making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the sub-adviser’s investment process, risk management, and historical performance with the goal of retaining sub-advisers for the Fund that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle.   The Adviser does not consider any other relationship it or its affiliates may have with a sub-adviser or its affiliates, and the Adviser discloses to the Board all information that may be relevant to the Board in evaluating any potential material conflicts of interest it has with a sub-adviser or its affiliates, when making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement.

The Adviser has ultimate responsibility for the investment performance of each Fund due to its responsibility to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

The Sub-Advisers

The Adviser has entered into a sub-advisory agreement with Oak Ridge with respect to North Square Oak Ridge Disciplined Growth Fund, the North Square Oak Ridge Dividend Growth Fund, the North Square Multi Strategy Fund and the North Square Oak Ridge Small Cap Growth Fund (the “Oak Ridge Sub-Advisory Agreement”). Oak Ridge is 100% employee-owned and is controlled by its Chief Executive Officer and Chief Investment Officer, David M. Klaskin.

The Adviser has entered into a sub-advisory agreement with Algert Global LLC (“Algert Global” or a “Sub-Adviser”) with respect to the Oak Ridge International Small Cap Fund, and the Oak Ridge Dynamic Small Cap Fund (the “Algert Sub-Advisory Agreement” and together with the Oak Ridge Sub-Advisory Agreements, the “Sub-Advisory Agreements”). Algert is 100% employee-owned and is controlled by its Chief Executive Officer and Chief Investment Officer, Peter M. Algert.

The Adviser compensates each of the Sub-Advisers out of the investment advisory fees the Adviser receives from the Funds. Each of the Sub-Advisers make investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Adviser.

The Sub-Advisory Agreements will remain in effect with respect to each Fund for an initial two-year period. After the initial two-year period, the Sub-Advisory Agreements will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Funds, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreements or interested persons of the Adviser or the Sub-Advisers or the Trust. The Sub-Advisory Agreements may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Funds, or by the Sub-Advisers or the Adviser, upon 60 days’ written notice to the other party. Additionally, the Sub-Advisory Agreements automatically terminate in the event of its assignment. The Sub-Advisory Agreements provide that the Sub-Advisers shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Sub-Advisory Agreements, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Sub-Advisers of its duties under the Sub-Advisory Agreement.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Adviser has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the limit set forth in the Expense Table in the Prospectus (the “expense cap”).

For the North Square Oak Ridge Small Cap Growth Fund, this agreement is in effect until September 30, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. For the North Square International Small Cap Fund, North Square Dynamic Small Cap Fund, North Square Multi Strategy Fund, North Square Oak Ridge Dividend Growth Fund, and North Square Oak Ridge Disciplined Growth Fund this agreement is in effect until September 30, 2029, and may be terminated or amended prior to the end of the term with the approval of the Trust’s Board of Trustees.

Expense Cap as percent of the average daily net assets
North Square Oak Ridge Small Cap Growth Fund
Class A	1.39%
Class C	2.14%
Class I	1.14%
Class K	0.99%

North Square International Small Cap Fund
Class A	1.50%
Class I	1.25%

North Square Dynamic Small Cap Fund
Class A	1.40%
Class I	1.15%

North Square Oak Ridge Disciplined Growth Fund
Class A	1.20%
Class I	0.95%

North Square Multi Strategy Fund
Class A	1.20%
Class C	2.10%
Class I	1.17%

North Square Oak Ridge Dividend Growth Fund
Class A	1.25%
Class I	1.00%

Any waiver of advisory fees or payment or reimbursement of Fund expenses made by the Adviser in a fiscal year may be reimbursed by such Fund for a period ending three full fiscal years (three full years for the North Square Multi Strategy Fund) after the date of the waiver, payment or reimbursement if the Adviser so requests. This reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid or reimbursed by the Adviser and will not include any amounts previously reimbursed to the Adviser by a Fund. With respect to the North Square Multi Strategy Fund, the reimbursement amount is subject to a maximum 0.20% per fiscal year. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. A Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or Fund expenses.

Under the Prior Advisory Agreement, Oak Ridge served as the investment adviser to the Predecessor Funds. In consideration of the services provided by the Adviser pursuant to the Prior Advisory Agreement, the Predecessor Funds paid the following advisory fees to the Adviser for the periods indicated:

	Advisory Fees Accrued	Advisory Fees (Waived)/ Recoupment	Advisory Fee Retained
Oak Ridge Small Cap Growth Fund
For the period June 1, 2018 through May 10, 2019	$2,285,765	$(239,339)	$2,046,426
For the fiscal year ended May 31, 2018	$6,419,261	$756	$6,420,017
For the fiscal year ended May 31, 2017	$15,157,092	$(887,209)	$14,269,883

Oak Ridge International Small Cap Fund
For the period June 1, 2018 through May 10, 2019	$744,957	$(312,298)	$432,629
For the fiscal year ended May 31, 2018	$887,250	$(249,905)	$637,345
For the fiscal year ended May 31, 2017	$352,846	$(254,436)	$98,410

Oak Ridge Dynamic Small Cap Fund
For the period June 1, 2018 through May 10, 2019	$222,188	$(194,844)	$27,345
For the fiscal year ended May 31, 2018	$213,705	$(174,897)	$38,808
For the fiscal year ended May 31, 2017	$9,305	$(9,305)	$0

Oak Ridge Disciplined Growth Fund
For the period June 1, 2018 through May 10, 2019	$97,132	$(92,280)	$4,853
For the fiscal year ended May 31, 2018	$90,747	$(90,747)	$0
For the period July 29, 2016 (commencement date) through May 31, 2017	$2,380	$(2,380)	$0

Oak Ridge Multi Strategy Fund
For the period June 1, 2018 through May 10, 2019	$7,404	$100,295	$107,699
For the fiscal year ended May 31, 2018	$71,655	$127,905	$199,560
For the fiscal year ended May 31, 2017	$503,064	$(193,837)	$309,227

Oak Ridge Dividend Growth Fund
For the period June 1, 2018 through May 10, 2019	$85,593	$(85,350)	$243
For the fiscal year ended May 31, 2018	$59,196	$(59,196)	$0
For the fiscal year ended May 31, 2017	$3,531	$(3,531)	$0

Under the current Advisory Agreement, the Funds paid the following amount in advisory fees:

	Advisory Fees Accrued	Advisory Fees (Waived)/ Recoupment	Advisory Fee Retained
North Square Oak Ridge Small Cap Growth Fund
For the period May 10, 2019 (commencement date) through May 31, 2019	$153,883	$2,352	$156,235

North Square International Small Cap Fund
For the period May 10, 2019 (commencement date) through May 31, 2019	$40,438	$(47,047)	$(6,609)

North Square Dynamic Small Cap Fund
For the period May 10, 2019 (commencement date) through May 31, 2019	$16,797	$(26,520)	$(9,724)

North Square Oak Ridge Disciplined Growth Fund
For the period May 10, 2019 (commencement date) through May 31, 2019	$8,470	$(13,322)	$(4,853)

North Square Multi Strategy Fund
For the period May 10, 2019 (commencement date) through May 31, 2019	$10,574	$20,947	$31,521

North Square Oak Ridge Dividend Growth Fund
For the period May 10, 2019 (commencement date) through May 31, 2019	$8,465	$(8,708)	$(243)

Portfolio Managers

Portfolio Managers of Oak Ridge

The North Square Oak Ridge Small Cap Growth Fund, North Square Multi Strategy Fund and North Square Oak Ridge Disciplined Growth Fund are managed by David M. Klaskin and Robert G. McVicker.

The North Square Oak Ridge Dividend Growth Fund is managed by David M. Klaskin.

Portfolio Managers of Algert Global

The North Square Dynamic Small Cap Fund is managed by Peter Algert, Ian Klink and Bram Zeigler.

The North Square International Small Cap Fund is managed by Peter Algert and Bram Zeigler.

Other Accounts Managed by the Portfolio Managers. Information on these other accounts is as follows, as of May 31, 2019.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

David M. Klaskin	0	$0	0	$0	1,845	$849.7
Robert G. McVicker	0	$0	0	$0	1,837	$841.7
Peter Algert	1	$32.4	7	$647.2	13	$1,311.8
Ian Klink	1	$32.4	5	$360.6	1	$44.8
Bram Zeigler	1	$32.4	7	$647.2	12	$1,284.4

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

David M. Klaskin	0	$0	0	$0	0	$0
Robert G. McVicker	0	$0	0	$0	0	$0
Peter Algert	0	$0	6	$493.8	5	$314.3
Ian Klink	0	$0	5	$360.6	0	$0
Bram Zeigler	0	$0	6	$493.8	5	$314.3

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between a Fund and other accounts managed by the portfolio manager, the Adviser will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s or Sub-Adviser’s trade allocation policy.

Compensation. Each portfolio manager receives a base salary and may receive an annual bonus based on profitability of the firm. In addition, Messrs. Klaskin, McVicker, Algert, and Ziegler are each an equity owner of the Adviser or a Sub-Advisor and shares in that firm’s profits. The portfolio managers’ compensation arrangements are not determined on the basis of the performance of specific funds or accounts managed.

Ownership of the Funds by the Portfolio Managers. The following chart sets forth the dollar range of Fund shares owned by each portfolio manager in each Fund as of May 31, 2019.

Dollar Range of Fund Shares Owned In (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Name of Portfolio Manager	North Square Oak Ridge Small Cap Growth Fund	North Square International Small Cap Fund	North Square Dynamic Small Cap Fund	North Square Oak Ridge Disciplined Growth Fund	North Square Multi Strategy Fund	North Square Oak Ridge Dividend Growth Fund
David M. Klaskin	$500,001-$1,000,000	None	None	None	$1-$10,000	$500,001-$1,000,000
Robert G. McVicker	$10,001-$50,000	None	None	$100,001-$500,000	$50,001-$100,000	None
Peter Algert	None	$10,001-$50,000	$10,001-$50,000	None	None	None
Ian Klink	None	None	$10,001-$50,000	None	None	None
Bram Zeigler	None	$10,001-$50,000	$10,001-$50,000	None	None	None

Service Providers

Administrator. After May 10, 2019, and pursuant to an Administration Agreement (the “Administration Agreement”), U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Administrator for the Funds. The Administrator provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Funds; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from the Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services will receive from each Fund, a fee based on the Fund’s current average daily net assets. Fund Services also is entitled to certain out‑of‑pocket expenses.

Prior to the Funds’ commencement of operations on May 10, 2019, and pursuant to a Co-Administration Agreement (the “Prior Co-Administration Agreement”), UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Prior Co-Administrators”), served as co-administrators for the Predecessor Funds.

As compensation for their services, the Predecessor Funds paid the Prior Co-Administrators an administration fee payable monthly at the annual rate of 0.04% as a percentage of such Predecessor Fund’s average daily net assets.

The Predecessor Funds paid the following co-administration fees for the periods indicated:

Co-Administration Fees
Oak Ridge Small Cap Growth Fund
For the period June 1, 2018 through May 10, 2019	$178,600
For the fiscal year ended May 31, 2018	$301,094
For the fiscal year ended May 31, 2017	$756,592

Oak Ridge International Small Cap Fund
For the period June 1, 2018 through May 10, 2019	$120,401
For the fiscal year ended May 31, 2018	$53,072
For the fiscal year ended May 31, 2017	$40,109

Oak Ridge Dynamic Small Cap Fund
For the period June 1, 2018 through May 10, 2019	$59,001
For the fiscal year ended May 31, 2018	$35,179
For the fiscal year ended May 31, 2017	$32,768

Oak Ridge Disciplined Growth Fund
For the period June 1, 2018 through May 10, 2019	$48,181
For the fiscal year ended May 31, 2018	$29,813
For the period July 29, 2016 (commencement date) through May 31, 2017	$23,113

Oak Ridge Multi Strategy Fund
For the period June 1, 2018 through May 10, 2019	$68,016
For the fiscal year ended May 31, 2018	$36,588
For the fiscal year ended May 31, 2017	$48,112

Oak Ridge Dividend Growth Fund
For the period June 1, 2018 through May 10, 2019	$53,249
For the fiscal year ended May 31, 2018	$34,810
For the fiscal year ended May 31, 2017	$32,801

The Funds paid the following administration fees to Fund Services for the periods indicated:

Administration Fees
North Square Oak Ridge Small Cap Growth Fund
For the period May 10, 2019 (commencement date) through May 31, 2019	$8,431

North Square International Small Cap Fund
For the period May 10, 2019 (commencement date) through May 31, 2019	$4,450

North Square Dynamic Small Cap Fund
For the period May 10, 2019 (commencement date) through May 31, 2019	$7,234

North Square Oak Ridge Disciplined Growth Fund
For the period May 10, 2019 (commencement date) through May 31, 2019	$5,056

North Square Multi Strategy Fund
For the period May 10, 2019 (commencement date) through May 31, 2019	$7,863

North Square Oak Ridge Dividend Growth Fund
For the period May 10, 2019 (commencement date) through May 31, 2019	$5,958
Fund Accountant, Transfer Agent and Dividend Disbursing Agent. Fund Services also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

Custodian. U.S. Bank National Association (the “Custodian”) is the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Funds.

Independent Registered Public Accounting Firm. Tait Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements and the performance of related tax services.

Counsel to the Trust. Seward & Kissel, LLP, 901 K Street, Washington, District of Columbia 20001, serves as legal counsel to the Trust.

Counsel to the Independent Trustees. Cravath & Associates, LLC, 19809 Shady Brook Way, Gaithersburg, Maryland, 20879 serves as counsel to the Independent Trustees.

Distributor and the Distribution Agreement

Compass Distributors, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Prior to the Funds’ commencement of operations on May 10, 2019, IMST Distributors, LLC (the “Prior Distributor”) served as the distributor for the Predecessor Funds.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services. The Adviser pays the Distributor a fee for certain distribution-related services.

Pursuant to the Distribution Agreement, the Distributor receives, and may re-allow to certain financial institutions, all, or a portion of, the sales charge paid on purchases of the Fund’s A Shares. Sales charges and 12b-1 amounts not paid to dealers may be retained by the Distributor for Fund distribution expenses that are permitted under the Fund’s Rule 12b-1 plan. Such amounts paid to the Distributor may be reimbursed to the Adviser for distribution-related expenses.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

The following table shows the aggregate amount of underwriting commissions paid and amounts received by the Distributor and the Prior Distributor for the periods indicated from each of the Funds and the Predecessor Funds, respectively:

	Amount of Underwriting Commissions	Amount Received
North Square Oak Ridge Small Cap Growth Fund
For the fiscal year ended May 31, 2019	$19,272	$2,478
For the fiscal year ended May 31, 2018	$45,726	$6,073
For the fiscal year ended May 31, 2017	$116,714	$15,248

North Square International Small Cap Growth Fund
For the fiscal year ended May 31, 2019	$1,837	$0
For the fiscal year ended May 31, 2018	$30,084	$0
For the fiscal year ended May 31, 2017	$5,428	$728

North Square Multi Strategy Fund
For the fiscal year ended May 31, 2019	$23,688	$3,074
For the fiscal year ended May 31, 2018	$17,421	$2,222
For the fiscal year ended May 31, 2017	$9,633	$1,237

North Square Dynamic Small Cap Fund
For the fiscal year ended May 31, 2019	$0	$0
For the fiscal year ended May 31, 2018	$0	$0
For the fiscal year ended May 31, 2017	$0	$0

North Square Oak Ridge Dividend Growth Fund
For the fiscal year ended May 31, 2019	$166	$21
For the fiscal year ended May 31, 2018	$0	$0
For the fiscal year ended May 31, 2017	$0	$0

North Square Oak Ridge Disciplined Growth Fund
For the fiscal year ended May 31, 2019	$0	$0
For the fiscal year ended May 31, 2018	$0	$0
For the fiscal year ended May 31, 2017	$0	$0

Pursuant to the Distribution Agreement, amounts received by the Distributor are not held for profit by the Distributor, but instead are used to pay for and/or reimburse the Adviser for distribution related expenditures.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that provides for Fund assets to be used for the payment for distribution services for Class A shares and Class C shares. The 12b-1 Plan provides for the payment of service fees in connection with the provision of post-sales shareholder liaison services to holders of Class A shares and Class C shares, as defined in FINRA regulations, including services such as responding to customer inquiries, and services related to the maintenance of shareholder accounts. Because 12b-1 fees are paid out of Fund assets attributable to Class A shares and Class C shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The 12b-1 Plan also provides that the distribution fees paid by Class A shares and Class C shares of a Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor or the Trust, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund, and (h) reimbursement to the Adviser for expenses advanced on behalf of the Fund or Class with respect to such activities. The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor does not retain any 12b-1 fees for profit. All 12b-1 fees are held in a retention account by the Distributor to pay for and/or reimburse the Adviser for distribution related expenditures.

The 12b-1 Plan may not be amended to materially increase the amount to be paid by a Fund’s Class A shares or Class C shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The 12b-1 Plan shall continue in effect indefinitely, with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class. The 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of such Class.

If the 12b-1 Plan is terminated for a Fund’s Class A shares or Class C shares in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by the Distributor other than fees already payable under the 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.

The following table shows the 12b-1 fees paid pursuant to the 12b-1 Plan for the fiscal year ended May 31, 2019 for each of the Funds and the Predecessor Funds:

12b-1 Fees
North Square Oak Ridge Small Cap Growth Fund	$588,383
North Square International Small Cap Fund	$33,759
North Square Dynamic Small Cap Fund	$260
North Square Multi Strategy Fund	$214,427
North Square Oak Ridge Dividend Growth Fund	$1,846

Shareholder Service Plan

The Board has adopted, on behalf of each Fund a Shareholder Service Plan (the “Service Plan”) under which the Adviser will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for the Funds’ shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Fund; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Adviser may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. A Fund will pay the Adviser or Service Organizations, as applicable, at an annual rate of up to 0.15% of the Fund’s average daily net assets, payable monthly.

For the fiscal year ended May 31, 2019, the Funds and the Predecessor Funds paid the following shareholder servicing fees:

Shareholder Servicing Fees
North Square International Small Cap Fund	$40,890
North Square Dynamic Small Cap Fund	$35,873
North Square Oak Ridge Disciplined Growth Fund	$20,675
North Square Oak Ridge Dividend Growth Fund	$15,689
North Square Oak Ridge Small Cap Growth Fund*	$844
North Square Multi-Strategy Fund*	$243
* The amounts shown for the Oak Ridge Small Cap Growth Fund and Oak Ridge Multi Strategy Fund and the Prior Predecessor Funds were incurred as sub-transfer agent expenses as those Funds did not previously adopt a Shareholder Service Plan. The Predecessor Funds’ Board of Trustees limited sub-transfer agent fee amounts to the greater of up to 15 basis points or $20 per account.

Marketing and Support Payments

The Adviser and/or its affiliates, out of their own resources and without additional cost to the Funds or its shareholders, may provide cash payments or other compensation to certain financial intermediaries that sell shares of the Funds. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Funds on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

Dealer Reallowances

The Funds’ shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Funds. More detailed information on the sales charge and its application is contained in the Prospectus.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement and Sub-Advisory Agreements, the Adviser and applicable Sub-Adviser determine which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. The purchases and sales of securities in the OTC market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Funds will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser and Sub-Advisers will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services.

Each of the Adviser and Sub-Advisers consider such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement and Sub-Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.

While it is the Funds’ general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Funds or to the Adviser or the Sub-Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser or Sub-Adviser(s) in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser or Sub-Adviser(s) to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s or Sub-Adviser’s overall responsibilities to the Funds.

Investment decisions for a Fund are made independently from those of other client accounts that may be managed or advised by the Adviser or Sub-Adviser. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Funds and one or more of such client accounts. In such event, the position of the Funds and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Adviser’s or Sub-Adviser’s other client accounts.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers. The brokers may also supply the Funds with research, statistical and other services.

The Funds and the Predecessor Funds paid the following brokerage commissions for the periods indicated:

	Broker Commissions	Soft Dollar
North Square Oak Ridge Small Cap Growth Fund
For the fiscal year ended May 31, 2019[1]	$294,787	$32,217
For the fiscal year ended May 31, 2018[1]	$1,102,989	$0
For the fiscal year ended May 31, 2017	$1,693,337	$148,775

North Square International Small Cap Fund
For the fiscal year ended May 31, 2019[1]	$112,970	$0
For the fiscal year ended May 31, 2018[2]	$148,809	$0
For the fiscal year ended May 31, 2017	$39,152	$0

North Square Dynamic Small Cap Fund
For the fiscal year ended May 31, 2019	$11,276	$0
For the fiscal year ended May 31, 2018[2]	$12,024	$0
For the fiscal year ended May 31, 2017	$703	$0

North Square Oak Ridge Disciplined Growth Fund
For the fiscal year ended May 31, 2019[3]	$2,789	$234
For the fiscal year ended May 31, 2018[2]	$9,217	$0
For the fiscal year ended May 31, 2017	$267	$0

North Square Multi Strategy Fund
For the fiscal year ended May 31, 2019[4]	$0	$0
For the fiscal year ended May 31, 2018	$18,394	$0
For the fiscal year ended May 31, 2017	$13,319	$0

North Square Oak Ridge Dividend Growth Fund
For the fiscal year ended May 31, 2019[3]	$2,019	$426
For the fiscal year ended May 31, 2018[2]	$4,866	$0
For the fiscal year ended May 31, 2017	$67	$0

[1]	Material redemptions from the Fund during the period led to lower net assets which had a direct effect on the dollar value of brokerage commissions generated during the period.

[2]
The Fund experienced rapid growth in net assets, in part, due to substantial share purchases during the period.  The increasing net assets resulted in a significant number of securities transactions which generated higher brokerage commissions.

[3]
Securities turnover of the Fund during the period was significantly lower than the prior period.  The reduction in securities transactions directly reduced the dollar value of brokerage commissions generated during the period.

[4]
The Fund transitioned to a fund of funds investment structure on July 18, 2017.  Accordingly, the volume of securities transactions generating brokerage commissions has severely declined since that time.

Pursuant to the Distribution Agreement, should any amounts be retained by the Distributor, such amounts would not be held for profit by the Distributor, but instead would be used solely for distribution related expenditures.

Directed Brokerage

The following Funds and/or their Predecessor Funds directed the Funds brokerage transactions to a broker because of research serviced provided during the fiscal year ended May 31, 2019.

Fund	Total Transactions	Related Commissions
North Square Oak Ridge Small Cap Fund	$67,939,496	$32,217
North Square Oak Ridge Dividend Growth Fund	$1,691,156	$426
North Square Oak Ridge Disciplined Growth Fund	$468,673	$234

Holdings of Securities of the Fund’s Regular Brokers or Dealers

From time to time, a Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. The following Fund and its Predecessor Fund held securities of its “regular brokers or dealers” during the fiscal year ended May 31, 2019.

Fund	Broker	Amount
North Square Oak Ridge Small Cap Growth Fund	Stifel Financial Corp.	$48,232

PORTFOLIO TURNOVER

Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

The Funds and the Predecessor Funds had the following portfolio turnover rates for the periods indicated:

Portfolio Turnover
North Square Oak Ridge Small Cap Growth Fund
For the fiscal year ended May 31, 2019	31%
For the fiscal year ended May 31, 2018	39%

North Square International Small Cap Fund
For the fiscal year ended May 31, 2019	204%
For the fiscal year ended May 31, 2018	234%

North Square Dynamic Small Cap Fund
For the fiscal year ended May 31, 2019	133%
For the fiscal year ended May 31, 2018	170%

North Square Oak Ridge Disciplined Growth Fund
For the fiscal year ended May 31, 2019	18%
For the fiscal year ended May 31, 2018	74%

North Square Multi Strategy Fund
For the fiscal year ended May 31, 2019	17%
For the fiscal year ended May 31, 2018	117%

North Square Oak Ridge Dividend Growth Fund
For the fiscal year ended May 31, 2019	15%
For the fiscal year ended May 31, 2018	30%

The increase in portfolio turnover in each of the North Square Dynamic Small Cap Fund, North Square International Small Cap Fund and North Square Multi Strategy Fund was due to asset inflows that resulted in additional purchases of securities.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Funds’ proxies to the Adviser and Sub-Adviser, as applicable, subject to the Board’s continuing oversight. The Trust Policies require that the Adviser and Sub-Advisers vote proxies received in a manner consistent with the best interests of the Funds. The Trust Policies also require the Adviser and Sub-Advisers to present to the Board, at least annually, the Adviser’s Proxy Voting Policies and Procedures (the “Adviser Policies”) and the Sub-Advisers’ Proxy Voting Policies and Procedures (the “Sub-Adviser Policies”) and a record of each proxy voted by the Adviser and Sub-Advisers on behalf of each Fund, including a report on the resolution of all proxies identified by the Adviser and Sub-Advisers as involving a conflict of interest. See Appendix B for the Trust Policies, the Adviser Policies and the Sub-Adviser Policies. The Trust Policies, the Adviser Policies and the Sub-Adviser Policies are intended to serve as guidelines and to further the economic value of each security held by the Funds. The Trust’s CCO will review the Trust Policies, the Adviser Policies, and the Sub-Adviser Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Adviser’s or Sub-Adviser’s interests and a Fund’s interests, the Adviser or Sub-Adviser(s) will resolve the conflict by following the Adviser’s or Sub-Adviser’s policy guidelines or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30 of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-855-551-5521 and on the SEC’s web site at www.sec.gov.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Advisers, and the Distributor have each adopted separate Codes of Ethics under Rule 17j‑1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to each Fund, Adviser, Sub-Advisers and other internal parties involved in the administration, operation or custody of the Funds, including, but not limited to Fund Services, the Board of Trustees, counsel to the Trust, counsel to the Independent Trustees, and the Funds’ independent registered public accounting firm. Pursuant to the Disclosure Policy, non-public information concerning each Fund’s portfolio holdings may be disclosed to its service providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by each Fund, the Adviser and the Sub-Advisers to a Funds’ shareholders. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser, the Sub-Advisers or any affiliated person of the Advisers) in connection with the disclosure of portfolio holdings information of a Fund. Each Fund’s Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to a Fund’s public website (www. northsquareinvest.com) or (2) disclosed in periodic regulatory filings on the SEC’s website (www.sec.gov). Management of the Funds may make publicly available its portfolio holdings on the Funds’ public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Funds or their Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Funds’ Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Funds (e.g., custodians, accountants, the Adviser, the Sub-Adviser, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Funds, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if the Funds have a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Funds or their authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Funds’ non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or their Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. Each Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, a Fund, the Adviser or the Sub-Advisers may disclose non-public portfolio holdings information to third parties who do not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Adviser, Sub-Advisers and their affiliates may provide investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Adviser, Sub-Advisers or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

Current Arrangements Regarding Disclosure of Portfolio Holdings. As of the date of this SAI, the Trust or at least one of the Funds has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) North Square (the Adviser), Oak Ridge (a Sub-Adviser), Algert Global LLC (a Sub-Adviser), Fund Services (the Trust’s Administrator) and US Bank, N.A. (the Custodian) pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) Tait Weller & Baker LLP (independent registered public accounting firm), Seward & Kissel, LLP (attorneys) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information; (iii) Glass Lewis and ProxyEdge pursuant to a proxy voting agreement under which the Funds’ portfolio holdings information is provided daily, subject to a one-day lag; and (iv) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Funds’ portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q or any successor form/filing (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

DETERMINATION OF NET ASSET VALUE

The net asset values per share (the “NAVs”) of a Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each class of each Fund is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Board or persons acting at their direction pursuant to procedures approved by the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances.

The Funds’ securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded in the NASDAQ National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by a Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Funds’ fair value methodology. The Funds may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Funds’ shares are not priced. Therefore, the value of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Funds if acquired within 60 days of maturity or, if already held by the Funds on the 60th day, based on the value determined on the 61st day.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Funds’ Prospectus. Shares of the Funds are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Funds, you must invest the initial minimum investment for the relevant class of shares. However, each Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Funds.

Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of a Fund within a calendar year). Furthermore, the Funds may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of a Fund’s securities or making such sale or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check or electronic funds transfer through the ACH network and a redemption is requested before the purchase amount has cleared, the Funds may postpone payment of the redemption proceeds up to 15 calendar days while the Funds wait for the purchase amount to clear.

Redemptions In Kind

Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

No Fund intends to hold any significant percentage of its portfolio in investments that are classified as illiquid, although each Fund, like virtually all mutual funds, may from time to time hold a small percentage of investments that are classified as illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held investments that are classified as illiquid, such distribution may contain a pro rata portion of such illiquid investments or the Fund may determine, based on a materiality assessment, not to include illiquid investments in the in-kind redemption. No Fund anticipates that it would ever selectively distribute a greater than pro rata portion of any illiquid investments to satisfy a redemption request. If such investments are included in the distribution, shareholders may not be able to liquidate such investments and may be required to hold such investments indefinitely. Shareholders’ ability to liquidate such investments distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such investments distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these investments by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. Each Fund has elected to be and intends to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of each Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships;” and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, no Fund will be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which a Fund paid no federal income tax. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes. As of May 31, 2019, the North Square International Small Cap Fund has accumulated $14,624,493 in capital loss carryforwards.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by a Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by a Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by a Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions of net capital gain, if any, that a Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. A Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the federal alternative minimum tax. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

A Fund’s transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends-received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. Each Fund will monitor these transactions and will make the appropriate entries in its books and records, and if a Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

A Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

A Fund’s entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, a Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as a Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund’s shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains a Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a Fund does make the election, it will provide required tax information to shareholders. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

A Fund may purchase the securities of certain foreign companies called passive foreign investment companies (“PFICs”). PFICs may be the only or primary means by which a Fund may invest in some countries. If a Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on either a Fund or shareholders with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on a Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for a Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. A Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

A Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is set under Section 3406 of the Code for U.S. residents. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s distributions and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Funds should consult their own tax advisers concerning the effect of owning shares of the Fund in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Each Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year a Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax adviser.

Any dividend or distribution paid by a Fund reduces the Fund’s NAVs on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and/or distributions by notifying the transfer agent in writing or by telephone, but any such change will be effective only as to dividends and other distributions for which the record date is five or more calendar days after the transfer agent has received the request.

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

GENERAL INFORMATION

North Square Investments Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 2, 2018. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities. The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Funds, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby materially changing the proportionate beneficial interest in the series.
The Trust may offer more than one class of shares of any series. The Funds currently offer the following classes of shares:

	Class A	Class C	Class I	Class K
North Square Oak Ridge Small Cap Growth Fund	X	X	X	X
North Square International Small Cap Fund	X		X
North Square Dynamic Small Cap Fund	X		X
North Square Oak Ridge Disciplined Growth Fund	X		X
North Square Multi Strategy Fund	X	X	X
North Square Oak Ridge Dividend Growth Fund	X		X

The Trust has reserved the right to create and issue additional series or classes. Subject to the distinctions permitted among classes of the Trust or any series as established by the Board consistent with the requirements of the 1940 Act, each share of the Trust or any series shall represent an equal beneficial interest in the net assets of the Trust or such series, and each shareholder of the Trust or any series shall be entitled to receive such shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to the Trust or such series. Upon redemption of the shares of any series, the applicable shareholder shall be paid solely out of the funds and property of such series of the Trust. Except as otherwise provided by the Board, shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust.

The Board may require shareholders to redeem shares for any reason under terms set by the Board. When issued, shares are fully paid and non-assessable. The Board may, however, cause shareholders, or shareholders of a particular series or class, to pay certain transfer agency, servicing or similar agent charges by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder.

Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote (and a proportionate fractional vote for each fraction of a share). The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Board of the Trust it is necessary or desirable to submit matters for a shareholder vote or as otherwise required by the 1940 Act or other applicable federal law. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or its Declaration of Trust or By-Laws. On any matters submitted to a vote of the shareholders, all shares of the Trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, shares shall be voted by individual series or class; (ii) when the matter involves any action that the Board has determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Board has determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon. Accordingly, shareholders of each series generally vote separately, for example, to approve investment advisory contracts or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (i) each class shall have a different designation; (ii) each class of shares shall bear any class expenses; and (iii) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Upon liquidation or dissolution of a Fund, shareholders of the Fund would generally be entitled to share pro rata in the net assets of the Fund’s available for distribution to shareholders.

The shareholders of the Funds have the power to vote only: (i) for the election or removal of Trustees as and to the extent provided in the Trust’s Declaration of Trust; (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any registration of the Trust with the SEC (or any successor agency) or any state; and (iii) as the Board may otherwise consider necessary or desirable in its sole discretion.

The Trust is an entity of the type commonly known as a “Delaware statutory trust.” Under Delaware law and the Trust’s Declaration of Trust, shareholders are entitled to the same limitation of personal liability extended to shareholders of corporations organized under Delaware law. Therefore, shareholders generally will not be subject to personal liability for Fund obligations. The risk that a shareholder will incur personal liability for Fund obligations is limited to the circumstances in which a state court may not apply Delaware law or the terms of the Trust’s Declaration of Trust.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Funds’ Annual Report to shareholders for the fiscal year ended May 31, 2019, which includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements.” A copy of the Funds’ Annual Report can be obtained at no charge on the Funds’ website, www. northsquareinvest.com, or by calling 1-855-551-5521 or writing the Funds.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

Corporate Bonds (Including Convertible Bonds)

Moody’s

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note
Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock

Moody’s

Aaa
An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa
An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A
An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa
An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba
An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B
An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa	An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca	An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA	This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA
A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A
An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB
An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC
Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C	A preferred stock rated C is a nonpaying issue.

D	A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R.
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Note
Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s
Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3
Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B
NORTH SQUARE INVESTMENTS TRUST
PROXY VOTING POLICIES AND PROCEDURES

North Square Investments Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisers

The Board believes that the investment adviser of each Fund (each an “Adviser” and, collectively, the “Advisers”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Adviser has a web site, a copy of the Adviser’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s co-administrator within 30 days after June 30 of each year. The Trust’s co-administrator, MFAC will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

NORTH SQUARE INVESTMENTS, LLC

PROXY VOTING POLICIES AND PROCEDURES
POLICY
North Square has adopted Proxy Voting Policies and Procedures. Where North Square has proxy voting authority for securities of its advisory clients, North Square will vote such securities for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, as determined by North Square in good faith and in accordance with North Square’s environmental and social guidelines, subject to any restrictions or directions from a client.  Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, as well as with North Square’s fiduciary duties under federal and state law to act in the best interests of its clients.  A description of the Proxy Procedures appears in North Square’s brochure and in the Trust’s SAI for the Funds managed by North Square.
BACKGROUND
Proxy voting is an important right of shareholders; thus, reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
SEC Registered Investment Advisers who exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to: (1) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (2) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (3) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (4) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
PROCEDURE
North Square will cast votes and maintain voting records.  Case-by-case decisions are generally made by the CCO.  All voting records are maintained. North Square will maintain copies of any document created by North Square that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.
On occasion, North Square may determine not to vote a particular proxy.  This may be done, for example where: (1) the cost of voting the proxy outweighs the potential benefit derived from voting; (2) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a client account; (3) the terms of an applicable securities lending agreement prevent North Square from voting with respect to a loaned security; (4) despite reasonable efforts, North Square receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies; (5) the terms of the security or any related agreement or applicable law preclude North Square from voting; or (6) the terms of an applicable advisory agreement reserve voting authority to the client or another party.
Identifying and Addressing Conflicts of Interest
North Square acknowledges its responsibility for identifying material conflicts of interest related to voting proxies.  In order to ensure that North Square is aware of the facts necessary to identify conflicts, senior management of North Square must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company.  Conflicts based on business relationships with North Square or any affiliate of North Square will be considered only to the extent that North Square has actual knowledge of such relationships.  If a conflict may exist which cannot be otherwise addressed by CCO, North Square may choose one of several options including: (1) voting in accordance with the Voting Guidelines, if it involves little or no discretion; (2) voting as recommended by a third party service, if employed by North Square; (3) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not North Square clients; (4) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (5) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

Client Requests for information
Investment advisory clients may request a copy of North Square’s Proxy Voting Policies and Procedures and/or information about how North Square has voted securities in their account by contacting North Square at a specified phone number.  North Square will not disclose proxy votes for a client to other clients or third parties unless specifically requested, in writing, by the client.
Proxy Committee
The CCO and other members deemed necessary shall review North Square’s proxy procedures and third party services provider on a periodic basis. This group will review the Firm’s proxy voting policies and procedures and ensure that its third party proxy voting service provider is voting client securities, maintaining required records and meeting the obligations of its contract with North Square.

Proxy Voting Guidelines

From time to time, North Square may adopt specific internal proxy voting guidelines to assist it in carrying out this policy, which may include the use of independent third party advisory firms.

OAK RIDGE
PROXY VOTING POLICIES AND PROCEDURES

XII.1. Proxy Voting

Policy
Oak Ridge exercises voting authority for securities held by the Oak Ridge Funds and a significant majority of the separately managed accounts it advises. The Firm has created voting guidelines which favor maximizing the value of its clients’ holdings. Oak Ridge generally does not take an activist stand on social issues. In the event of a conflict of interest that could affect Oak Ridge’s votes on an issue, the Firm usually uses the recommendations of a third party to determine how to vote clients’ interests.

The Firm is required to provide information upon request to clients on how their shares were voted. A summary of Oak Ridge’s guidelines is included in Part 2 of Form ADV. Detailed information for individual accounts is not available in most cases because Oak Ridge receives consolidated ballots from custodians, but since all shares are voted the same, general information can be provided. Voting detail is provided for mutual funds advised or sub‐advised by Oak Ridge and that data is filed by the funds on Form N‐PX.

Oak Ridge generally does not vote proxies for securities which are not held in client accounts on the meeting date. Voting shares of unowned securities does not further the goal of voting in the best economic interest of clients. In addition, Oak Ridge does not vote proxies for securities which are not chosen by Oak Ridge (such as money market funds) are not managed by Oak Ridge (non‐ discretionary assets) or, as described below, are in funds sub‐advised for Oak Ridge.

Procedure

Research and Voting
Oak Ridge uses the services of a third‐party vendor, currently ISS ProxyExchange, to provide research and record keeping services for proxy votes. Firm holdings are uploaded daily and are reconciled to the total shares available to vote. Compliance researches any material discrepancies.

The Firm has provided the vendor with guidelines based on our goal of maximizing shareholder value. Oak Ridge will usually, but not always, vote with management on routine matters, including:

·    Approval of auditors,
·    Election of directors,
·    Indemnification/liability limitation provisions for directors,
·    Company name change, and
·    Term limits or mandatory retirement ages for directors.

Oak Ridge will usually vote against management proposals that have the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category include:

·    Poison pills,
·    Golden parachutes,

·     Greenmail,
·     Requiring supermajority shareholder voting,
·     Institutional dual class stock voting,
·     Classified (staggered term) boards of directors,
·     Limiting the ability to call special shareholder meetings, and
·     Elimination of confidential stockholder voting.

Other ballot issues are evaluated on a case‐by‐case basis. Compliance notifies analysts and/or portfolio managers of ballot items that require review. The analyst can utilize the third‐party research and recommendations or can use independent research.

The vendor provides research and support for their voting recommendations. Oak Ridge analysts provide support for votes cast in opposition to those recommendations and that information is entered into the vendor’s system.

In the unlikely event of a conflict of interest which could impact Oak Ridge’s decision making on a proxy issue, the Firm will vote client proxies in accordance with the vendor’s voting recommendation. This course of action mitigates the impact of the conflict. If the vendor does not provide a recommendation on the issue, Oak Ridge will pursue other alternatives to complete its fiduciary obligation to vote clients’ proxies that will not be impacted by a conflict.

Mutual Fund Proxy Voting
The securities held in the mutual funds directly advised by Oak Ridge are voted in the same manner as other Oak Ridge holdings. This includes the policies that we usually (but not always) vote with management, the use of ISS ProxyExchange to provide research and record keeping for the mutual fund shares, etc. Securities in Oak Ridge Funds sub‐advised for Oak Ridge are voted by the sub‐ advisers since they are more familiar with the companies involved.

Responsibility
Compliance, with oversight from the CCO, is responsible for all books and records related to proxy voting. When proxies are sent directly to Oak Ridge’s office, they are scanned and forwarded to the vendor. All votes are logged through the online system along with the proxy statement and support for the voting decision. The CCO will notify the chief compliance officer and/or board of any mutual funds which the Firm advises of changes to the proxy policy and will provide an update for board approval.

ALGERT GLOBAL
PROXY VOTING POLICY

The Firm, as a fiduciary to its Clients, must act to maximize the value of the accounts it manages. Under its fiduciary duties of care and loyalty, the Firm must monitor corporate actions and act reasonably to vote proxies in the best interests of its Clients.

Rule 206(4)-6 under the Advisers Act requires that an adviser that exercises voting authority over client securities:

adopt and implement written proxy voting procedures reasonably designed to ensure that its voting is in the best interests of clients, address in such policies and procedures how the adviser will manage any conflicts of interest that might otherwise affect its proxy voting decisions, provide a summary of such procedures to clients, and
offer to provide the full procedures upon request and inform clients how they can obtain information about how their securities were voted.

The Firm exercises proxy voting authority on behalf of Clients. It is the Firm’s policy generally to vote against any management proposals that the Firm believes could prevent companies from realizing their maximum market value or would insulate companies and/or management from accountability to shareholders or prudent regulatory compliance.

The Firm, as a matter of policy and as a fiduciary to Clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. The Firm has contracted with a 3rd party, Glass, Lewis & Co. (“Glass Lewis”) to track and advise on proxy voting issues. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies (through Glass Lewis on behalf of Algert) and disclose any potential conflicts of interest as well as making information available to Clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

To the extent that Algert votes proxies on behalf of a Sub-Advisory Account, Algert will provide any necessary information the Sub-Advisory Account’s adviser to facilitate its filing of the Form N-PX.

A. Business Operations

The Firm generally will vote in favor of proposals that are a standard and necessary aspect of business operations and that the Firm believes will not typically have a significant negative effect on the value of the investment. Factors considered in reviewing these proposals include the financial performance of the company, attendance and independence of board members and committees, and enforcement of strict accounting practices. Such proposals include, but are not limited to:

Name changes
Election of directors
Ratification of auditors
Maintaining current levels of directors’ indemnification and liability
Increase in authorized shares (common stock only) if there is no intention to significantly dilute shareholders’ proportionate interest
Employee stock purchase or ownership plans

B. Change in Status

Proposals that change the status of the corporation, its individual securities, or the ownership status of the securities will be reviewed on a case-by-case basis. Changes in status include proposals regarding:
Mergers, acquisitions, restructurings
Reincorporations
Changes in capitalization

C. Shareholder Democracy

The Firm generally will vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of the shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:

Increased indemnification protections for directors or officers
Certain supermajority requirements
Unequal voting rights
Classified boards
Cumulative voting
Authorization of new securities if the intention appears to be to unduly dilute the shareholders’
proportionate interest
Changing the state of incorporation if the intention appears to disfavor the economic interest of the shareholders

The Firm generally supports proposals that maintain or expand shareholder democracy such as:

Annual elections
Independent directors
Confidential voting
Proposals that require shareholder approval for:
o    Adoption or retention of “poison pills” or golden parachutes
o    Elimination of cumulative voting or preemptive rights
o    Reclassification of company boards

The Firm believes reasonable compensation is appropriate for directors, executives and employees of publicly traded companies. Compensation should be used as an incentive and to align the interests of the involved parties with the long-term financial success of the company. It should not be excessive or utilized in a way that compromises independence or creates a conflict of interest. Among the factors the Firm considers when reviewing a compensation proposal is whether it potentially dilutes the value of outstanding shares, whether a plan has broad-based participation and whether a plan allows for the re-pricing of options. Each proposal is reviewed individually.

A record of all proxy decisions and the rationale for voting will be retained and available for inspection by Clients at any time in accordance with the procedures listed below.

D. Conflicts of Interest

The Firm must act as a fiduciary when voting proxies on behalf of its Clients. In that regard, the Firm seeks to avoid possible conflicts of interest in connection with proxy voting.

E. ERISA Considerations

ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. Thus, if the Firm determines that it has a conflict of interest with respect to the voting of proxies, the Firm must either seek the Client’s informed direction or retain an independent person to direct the Firm how to vote the proxy in the best interests of the ERISA account.

F. Class Actions

The Firm shall determine appropriate participation in any class action. Algert may utilize an outside service provider to monitor class actions.

G. Firm Policies and Procedures

1.
Receipt of Proxy Materials. The Firm receives proxy materials primarily from Client custodians via e-mail and through the mail with respect to any securities held in Client accounts. Upon receipt of such materials, the Chief Compliance

Officer checks Client contracts to confirm that proxy voting authority has been assigned by the Clients that hold the securities. The Chief Compliance Officer then checks the Firm’s records to determine that proxies have been received for all accounts holding the security and whether the Firm still has a position in the security. If the Firm has sold its position between the record date and the meeting date for a particular security, the Firm refrains from voting the securities. If the proxies are to be voted, the Chief Compliance Officer establishes a file and obtains a proxy analysis report from a proxy advisory service. In cases where a Client has contracted with a third party to vote proxies, the Chief Compliance Officer forwards the proxy to that party.

2.
Voting Decisions. For each vote, the Chief Compliance Officer discusses the issues or initiatives with the portfolio manager responsible for the security. The Firm generally votes in accordance with the proxy voting policy described above. Once a determination has been made regarding how the Firm will vote, the Chief Compliance Officer casts the Firm’s vote electronically. If there is a decision to vote not in accordance with the stated proxy policy, the Chief Compliance Officer is responsible for documenting the decision making process and the reason for the variance from the policy.

3.
Recusal from Voting. Any Employee who has a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must so inform the Chief Compliance Officer and recuse him or herself from decisions on how proxies with respect to that issuer are voted.

4.
Conflicts of Interest. The Chief Compliance Officer will review all potential conflicts of interests and determine whether such potential conflict is material. Where the Chief Compliance Officer determines there is a potential for a material conflict of interest regarding a proxy, the Chief Compliance Officer will consult with the portfolio manager and a determination will be made as to whether one or more of the following steps will be taken: (i) inform Clients of the material conflict and the Firm’s voting decision; (ii) discuss the proxy vote with Clients; (iii) fully disclose the material facts regarding the conflict and seek the Clients’ consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party. The Chief Compliance Officer will document the steps taken to evidence that the proxy vote was in the best interest of Clients and not the product of any material conflict. Such documentation will be maintained in accordance with required recordkeeping procedures.

5.
Disclosure of Policies and Procedures. The Chief Compliance Officer will provide a summary of these policies and procedures in its Firm brochure to be furnished to Clients. The Chief Compliance Officer will further provide a copy of these policies and procedures to any Client upon request and will inform Clients in the Firm brochure about how Clients can obtain further proxy voting information about their own proxies.

6.	Client Requests for Votes. If a Client requests that their proxies be voted in a specific way on a specific issue, the portfolio manager will advise the Client that it cannot accommodate the request.

7.
Client Requests for Voting Record. Clients may request information concerning how proxies were voted on Client securities. The portfolio manager will notify the Chief Compliance Officer if he or she receives such request and will respond to such requests showing how Client securities were voted on particular issues.

REGULATORY AND LEGAL MATTERS

Algert, as a registered investment adviser, expects the SEC to conduct periodic on-site examinations of its operations. The examination may be unannounced or announced, in which case the SEC will likely forward to Algert a list of requested documents for inspection. The examination may last a few days or a few weeks, or longer. During the examination, the SEC staff will likely review Algert’s books and records, speak with various personnel, and perhaps review specific operations at Algert.

When any Employee is notified of an actual or pending SEC examination, the Employee must contact the Chief Compliance Officer as soon as practicable. The Chief Compliance Officer will be responsible for leading the response to the examination, including coordinating the timely production of documents, coordinating with legal counsel and other service providers and interview requests. The Chief Compliance Officer should consider participating in any interviews conducted by the SEC staff with Employees and complete necessary requests for confidentiality under the Freedom of Information Act or as otherwise required by Algert’s contractual or legal limitations.

Employees should treat the SEC staff with courtesy and respect and should respond fully, promptly and honestly to all requests and questions. If an Employee has a question as to the propriety of a request or question, the Employee may respond to an SEC examiner by politely stating that the Employee will consult with the Chief Compliance Officer before providing the information. At the conclusion of the examination, the Chief Compliance Officer should consider requesting, and participating in, an exit interview with the SEC staff. The exit interview would provide Algert with an opportunity to address any concerns raised by the Staff, clarify any misunderstandings and, where appropriate, undertake immediate corrective action.

If you have any questions regarding the SEC’s examination process, you should contact the Chief Compliance Officer.